AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2002.
                                                      REGISTRATION NO. 2-81318
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]
                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]
                         POST-EFFECTIVE AMENDMENT NO. 29                   [X]
                                       AND
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]
                                AMENDMENT NO. 34                           [X]

                        (Check appropriate box or boxes)

                                   ----------

                       THE PRUDENTIAL QUALIFIED INDIVIDUAL
                            VARIABLE CONTRACT ACCOUNT
                           (Exact Name of Registrant)

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
         (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)


                                   COPIES TO:
  C. CHRISTOPHER SPRAGUE                         CHRISTOPHER E. PALMER
  VICE PRESIDENT, CORPORATE COUNSEL              SHEA & GARDNER
  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA    1800 MASSACHUSETTS AVENUE,
  213 WASHINGTON STREET                          WASHINGTON, D.C. 20036
  NEWARK, NEW JERSEY 07102-2992


                                   ----------

It is proposed that this filing will become effective (check appropriate space):


  [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
  [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485
          (date)
  [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485 on __________ pursuant to paragraph (a)(1) of Rule 485
           (date)
If appropriate, check the following box:
  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment


   Title of Securities Being Registered: Interests in Individual Variable Annuity Contracts

================================================================================

                                                                     MAY 1, 2002


                                    QUALIFIED
                                    VARIABLE
                                   INVESTMENT
                                      PLAN

THIS PROSPECTUS DESCRIBES A QUALIFIED INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL," "WE" OR "US").


The Qualified Variable Investment Plan offers a wide variety of investment choices, including a fixed interest-rate option, and 13 variable investment options that invest in the following portfolios managed by Prudential Investments LLC, an indirect wholly-owned subsidiary of Prudential Financial, Inc., under a manager-of-managers approach:

CONSERVATIVE BALANCED PORTFOLIO
DIVERSIFIED BOND PORTFOLIO
EQUITY PORTFOLIO
FLEXIBLE MANAGED PORTFOLIO
GLOBAL PORTFOLIO
GOVERNMENT INCOME PORTFOLIO
HIGH YIELD BOND PORTFOLIO
JENNISON PORTFOLIO
MONEY MARKET PORTFOLIO
NATURAL RESOURCES PORTFOLIO
PRUDENTIAL VALUE PORTFOLIO
SMALL CAPITALIZATION STOCK
   PORTFOLIO
STOCK INDEX PORTFOLIO

Please read this prospectus before purchasing a Qualified Variable Investment Plan contract and keep it for future reference. A current prospectus for the underlying mutual fund portfolios accompanies this prospectus. This prospectus contains important information about the mutual fund. Please read this prospectus and keep it for reference.

To learn more about the Qualified Variable Investment Plan, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2002. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Qualified Variable Investment Plan SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 24 of this prospectus. For a free copy of the SAI, call us at: (888) PRU-2888 or write to us at:


Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE QUALIFIED VARIABLE INVESTMENT PLAN IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                            TABLE OF CONTENTS

CAPTION                                                                     PAGE

    GLOSSARY ..............................................................   ii

    SUMMARY ...............................................................    1

    SUMMARY OF CONTRACT EXPENSES ..........................................    4

    EXPENSE EXAMPLES ......................................................    6

 1. WHAT IS THE QUALIFIED VARIABLE
    INVESTMENT PLAN VARIABLE ANNUITY? .....................................    8
    Beneficiary ...........................................................    8
    Death Benefit .........................................................    8
    Short Term Cancellation Right or "Free Look" ..........................    9
    Other Contracts .......................................................    9

 2. WHAT INVESTMENT OPTIONS
    CAN I CHOOSE? .........................................................    9
    Variable Investment Options ...........................................    9
    Fixed Interest-rate Option ............................................   10
    Transfers Among Options ...............................................   10
    Dollar Cost Averaging .................................................   10
    Voting Rights .........................................................   11
    Substitution ..........................................................   11
    Other Changes .........................................................   11

 3. WHAT KIND OF PAYMENTS WILL I RECEIVE
    DURING THE INCOME PHASE?
    (ANNUITIZATION) .......................................................   11
    Payment Provisions ....................................................   11
    Option 1: Life Annuity with 120 Payments
      (10 Years) Certain Option ...........................................   12
    Option 2: Interest Payment Option .....................................   12
    Option 3: Other Annuity Options .......................................   12

 4. WHAT IS THE 1% BONUS? .................................................   13

 5. HOW CAN I PURCHASE A QUALIFIED
    VARIABLE INVESTMENT PLAN VARIABLE
    ANNUITY CONTRACT? .....................................................   13
    Purchase Payments .....................................................   13
    Allocation of Purchase Payments .......................................   13
    Calculating Contract Value ............................................   13

 6. WHAT ARE THE EXPENSES ASSOCIATED
    WITH THE QUALIFIED VARIABLE
    INVESTMENT PLAN VARIABLE ANNUITY
    CONTRACT? .............................................................   14
    Insurance Charges .....................................................   14
    Annual Contract Fee ...................................................   14
    Withdrawal Charge .....................................................   14
    Bonus Recapture .......................................................   15
    Critical Care Access ..................................................   15
    Taxes Attributable to Premium .........................................   15
    Company Taxes .........................................................   16

 7. HOW CAN I ACCESS MY MONEY? ............................................   16
    Automated Withdrawals .................................................   16
    Suspension of Payments or Transfers ...................................   16

 8. WHAT ARE THE TAX CONSIDERATIONS
    ASSOCIATED WITH THE QUALIFIED
    VARIABLE INVESTMENT PLAN VARIABLE
    ANNUITY CONTRACT? .....................................................   17
    Annuity Qualification .................................................   17
    Taxes on Prudential ...................................................   17
    Retirement Arrangements Using the Contract ............................   17
    Plans for Self-employed Individuals ...................................   18
    IRAs ...................................................................  18
    Simplified Employee Pension Plans ("SEPs") ............................   19
    Disclosure and "Free Look" ............................................   19
    TDAs ...................................................................  19
    Eligible Deferred Compensation Plans
      of State or Local Governments and Tax
      Exempt Organizations ................................................   20
    Qualified Pension and Profit Sharing Plans ............................   20
    Minimum Distribution Option ...........................................   20
    Penalty for Early Withdrawals .........................................   21
    Withholding ...........................................................   21
    Interested Party Disclosure ...........................................   21
    Additional Information ................................................   23

 9. OTHER INFORMATION .....................................................   23
    The Prudential Insurance Company of America ...........................   23
    The Separate Account ..................................................   23
    Sale and Distribution of the Contract .................................   23
    Assignment .............................................................  23
    Exchange Offer for Certain Contractowners .............................   23
    Litigation ............................................................. .24
    Financial Statements ..................................................   24
    Statement of Additional Information ...................................   24
    Householding ...........................................................  24
    Accumulation Unit Values ..............................................   25
    IRA Disclosure Statement ..............................................   28

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                                    GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

--------------------------------------------------------------------------------

ACCUMULATION PHASE. The period that begins with the Contract Date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ANNUITANT. The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

ANNUITY DATE. The date when income payments are scheduled to begin.


BONUS. The additional 1% of your purchase payments that we add to the value of your contract. This amount is based on the purchase payments you make during the first three years you own the contract. This bonus payment is discretionary in later years. Payment of the bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an "additional amount."


BENEFICIARY. The person(s) or entity you have chosen to receive a death benefit.

CASH VALUE. The total value of your contract amount minus any applicable charges or fees.

CONTRACT DATE. The date we receive your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.

CONTRACTOWNER, OWNER, OR YOU. The person entitled to the ownership rights under the contract.


CONTRACT VALUE. The total value of the amounts in a contract allocated to the variable investment options and the fixed interest-rate option as of a particular date. This amount is referred to in your contract as the "contract fund."


DEATH BENEFIT. If the annuitant dies, the designated person(s), that is, the beneficiary, will receive the total value of the contract or, depending on the age of the annuitant, the total amount invested in the contract, reduced proportionately by withdrawals, whichever is greater.

FIXED INTEREST-RATE OPTION. An investment option that offers a fixed rate of interest for a one-year period.

INCOME OPTIONS. Options under the contract that define the frequency and duration of income payments. In your contract, they are referred to as payout or annuity options.

PURCHASE PAYMENTS. The amount of money you pay us to purchase the contract. Generally, you may make additional purchase payments at any time during the accumulation phase.


PRUDENTIAL ANNUITY SERVICE CENTER. For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher PA 19025. The phone number is (888) PRU-2888. Prudential's Web site is www.prudential.com.


SEPARATE ACCOUNT. Purchase payments allocated to the variable investment options are held by Prudential in a separate account called the Prudential Qualified Individual Variable Contract Account. The separate account is set apart from all of the general assets of Prudential.

TAX DEFERRAL. This is a way to generally increase your assets without currently being taxed. You do not pay taxes on your contract earnings until you take money out of your contract.

VARIABLE INVESTMENT OPTION. When you choose a variable investment option, we purchase shares of the mutual fund portfolio associated with that option. We hold these shares in the separate account. The division of the separate account is referred to in your contract as a subaccount.

QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

SUMMARY

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN THE PROSPECTUS.

1.   WHAT IS THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?


     This variable annuity contract, offered by Prudential, is designed for use in connection with various retirement arrangements. These retirement arrangements receive favorable federal income tax benefits which are fully explained in Section 8 entitled, "WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN?" The contract is between your employer (the owner) and us (the insurance company). Under certain circumstances the contract is directly between you and the insurance company. The contract provides a way of accumulating your savings by investing on a tax-deferred basis in one or more of 13 variable investment options which are associated with portfolios of The Prudential Series Fund, Inc., ("Series Fund"). There is also a fixed interest-rate option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.


     The variable investment options are designed to offer the opportunity for a better return than the fixed interest-rate option. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

     The fixed interest-rate option offers an interest rate that is guaranteed to be not less than 3% per year. While your money is in the fixed account, both the interest amount that your money will earn and your principal amount is guaranteed by us.

     You can invest your money in any or all of the variable investment options and the fixed interest-rate option. You are always allowed at least four transfers each contract year among the variable investment options. There are certain restrictions on transfers involving the fixed interest-rate option.


     The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase starts when you choose to begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of payments you will receive during the income phase. Other factors will affect the amount of your payments such as age and the payout option you selected.


     FREE LOOK. If you change your mind about owning the Qualified Variable Investment Plan contract, YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS AFTER RECEIVING IT (or whatever time period required in the state where the contract was issued).


     OTHER CONTRACTS. This prospectus describes the Qualified Variable Investment Plan contract which is currently offered for sale. There are earlier versions of the contract that Prudential no longer offers. These earlier versions have certain different features that are referred to throughout this prospectus. Owners of previously offered contracts can find further information in the SAI.


2.   WHAT INVESTMENT OPTIONS CAN I CHOOSE?

     You can invest your money in any or all of the variable investment options that are described in the Series Fund prospectus located at the end of this prospectus:


     THE PRUDENTIAL SERIES FUND, INC.


     The Prudential Series Fund, Inc. is a mutual fund made up of the following portfolios. You may choose one or more of these portfolios as your variable investment options.


                         Conservative Balanced Portfolio
                           Diversified Bond Portfolio
                                Equity Portfolio
                           Flexible Managed Portfolio
                                Global Portfolio
                           Government Income Portfolio
                            High Yield Bond Portfolio
                               Jennison Portfolio
                             Money Market Portfolio
                           Natural Resources Portfolio
                           Prudential Value Portfolio
                      Small Capitalization Stock Portfolio
                              Stock Index Portfolio

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the investment performance of the Series Fund portfolios you have chosen as your variable investment options. Performance information for the variable investment options is provided in the Accumulation Unit Values charts beginning on page 25 and in the SAI. Past performance is not a guarantee of future results.


You may also put your money into the fixed interest-rate option.

3.   WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
     (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you may not be able to change your payment plan.

4.   WHAT IS THE 1% BONUS?

We will add to your account an additional 1% of your purchase payments during the first three years of your contract. Payment of the bonus amount may be limited to $1,000 each contract year. After three contract years the additional 1% may be added at our discretion. Also, the 1% will be recaptured if you make a withdrawal within eight contract anniversaries after the purchase payment is made.


Prudential and its affiliated insurance company subsidiaries, through separate prospectuses, sell individual variable annuities that do not provide a bonus. In deciding whether to buy a Qualified Variable Investment Plan contract, you should compare the costs and other features of those contracts (or of other variable annuity contracts made available by your agent) with the costs under the Qualified Variable Investment Plan contract. In particular, you should be aware that certain of the charges under the Qualified Variable Investment Plan contract are higher than those under variable annuities that do not offer a bonus. We impose these higher charges to recoup our costs associated with the granting of bonus payments. Under certain scenarios, you could find yourself in a disadvantageous position for having bought a Qualified Variable Investment Plan contract, as opposed to another variable annuity. For example, if you withdraw a purchase payment under the Qualified Variable Investment Plan contract within eight contract anniversaries after you made the payment, you will forfeit the associated bonus, but you will have been subject to those higher charges nonetheless. Accordingly, you should be prepared to keep your purchase payments invested for at least the eight contract anniversary period in order to take full economic advantage of the bonus payments you have received.


5. HOW CAN I PURCHASE A QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

If you purchase this contract under a retirement plan, your purchase payment would be made through payroll deduction or a similar arrangement with your employer. You must make at least $300 in purchase payments during any 12 month period. If you purchase this contract outside of an employer sponsored retirement plan, your purchase payments must be a minimum of $100.

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?


The contract has insurance features and investment features, and there are costs related to each. We deduct a $30.00 contract fee on your contract anniversary (and also upon a full withdrawal) if your contract value is less than $10,000 at that time. For insurance and administrative costs, we also deduct an annual charge of 1.20% of the average daily value of all assets allocated to the variable investment options. This charge is not assessed against amounts allocated to the fixed interest-rate investment option.


There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge which currently can range up to 3.5%.

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


The mutual fund portfolios also have their own expenses that apply to your investment. These annual expenses currently range from 0.39% to 0.94% of the average daily value of the portfolio.


During the accumulation phase, if you withdraw money less than eight years after making a purchase payment, you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-8%.

7.   HOW CAN I ACCESS MY MONEY?

You may take money out at any time during the accumulation phase. Each contract year you may withdraw your contract earnings plus up to 10% of your contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. Withdrawals in excess of earnings plus 10% of your purchase payments may be subject to a withdrawal charge. This charge initially is 8% but decreases 1% each contract anniversary from the date that each purchase payment was made. After the eighth contract anniversary, there is no charge for a withdrawal of that purchase payment. You may, however, be subject to income tax and a tax penalty if you make an early withdrawal.


8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

Your earnings are generally not taxed until withdrawn. If you take money out during the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you are younger than age 59-1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase may be considered partly a return of your original investment. As a result, that portion of each payment is not taxable as income. Generally, all amounts withdrawn from IRA contracts (excluding Roth IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age 59-1/2.


9. OTHER INFORMATION

This contract is issued by The Prudential Insurance Company of America, and sold by licensed representatives.
                                        3

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                          SUMMARY OF CONTRACT EXPENSES


     The purpose of this summary is to help you to understand the costs you will pay for the Qualified Variable Investment Plan variable annuity contract. This summary includes the expenses of the mutual fund associated with the variable investment options but does not include any charge for premium taxes that might be applicable in your state. More detailed information can be found on page 14 in the section called, "WHAT ARE THE EXPENSES ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?" For more detailed expense information about the Series Fund, please refer to the prospectus located at the back of this prospectus.





                                       NUMBER OF CONTRACT ANNIVERSARIES
TRANSACTION EXPENSES                   SINCE THE DATE OF EACH PURCHASE PAYMENT
--------------------------------------------------------------------------------


         WITHDRAWAL CHARGE:            0 . . . . .  8% plus return of 1% bonus
         (See Note 1 below)            1 . . . . .  7% plus return of 1% bonus
                                       2 . . . . .  6% plus return of 1% bonus
                                       3 . . . . .  5% plus return of 1% bonus
                                       4 . . . . .  4% plus return of 1% bonus
                                       5 . . . . .  3% plus return of 1% bonus
                                       6 . . . . .  2% plus return of 1% bonus
                                       7 . . . . .  1% plus return of 1% bonus
                                       8 . . . . . . . . . . . . . . . . .  0%


         MAXIMUM ANNUAL CONTRACT
         FEE AND FULL WITHDRAWAL FEE:
         (See Note 2 below)            . . . . . . . . . . . . . . $30.00


ANNUAL ACCOUNT EXPENSES

--------------------------------------------------------------------------------

               As a percentage of the average account value in the
                          variable investment options.

            MORTALITY AND EXPENSE RISK: . . . . . . . . . . . .1.20%

--------------------------------------------------------------------------------
Note 1:


Withdrawal charges are imposed only on purchase payments. You may withdraw earnings without a charge. In addition, during any contract year you may withdraw up to 10% of the total contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. There is no withdrawal charge on any withdrawals made under the CRITICAL CARE ACCESS option (see page 15).

Withdrawal charges are also waived when a death benefit is paid.



Note 2:
This fee is only imposed if your contract value is less than $10,000 at the time this fee is calculated

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY





                          SUMMARY OF CONTRACT EXPENSES






ANNUAL MUTUAL FUND EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
     As a percentage of each option's average daily net assets:
                                                                                 INVESTMENT              OTHER              TOTAL
                                                                               MANAGEMENT FEE           EXPENSES          EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
           THE PRUDENTIAL SERIES FUND, INC.
                  Conservative Balanced Portfolio                                  0.55%                 0.03%              0.58%
                  Diversified Bond Portfolio                                       0.40%                 0.04%              0.44%
                  Equity Portfolio                                                 0.45%                 0.04%              0.49%
                  Flexible Managed Portfolio                                       0.60%                 0.04%              0.64%
                  Global Portfolio                                                 0.75%                 0.09%              0.84%
                  Government Income Portfolio                                      0.40%                 0.07%              0.47%
                  High Yield Bond Portfolio                                        0.55%                 0.05%              0.60%
                  Jennison Portfolio                                               0.60%                 0.04%              0.64%
                  Money Market Portfolio                                           0.40%                 0.03%              0.43%
                  Natural Resources Portfolio                                      0.45%                 0.07%              0.52%
                  Prudential Value Portfolio                                       0.40%                 0.04%              0.44%
                  Small Capitalization Stock Portfolio                             0.40%                 0.08%              0.48%
                  Stock Index Portfolio                                            0.35%                 0.04%              0.39%
------------------------------------------------------------------------------------------------------------------------------------

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                                EXPENSE EXAMPLES

--------------------------------------------------------------------------------

These examples will help you compare the fees and expenses of the different variable investment options offered by the Qualified Variable Investment Plan. You can also use the examples to compare the cost of the Qualified Variable Investment Plan with other qualified variable annuity contracts.

--------------------------------------------------------------------------------

EXAMPLE 1 -- IF YOU WITHDRAW YOUR ASSETS OR ANNUITIZE

Example 1 assumes that you invest $1,000 in the Qualified Variable Investment Plan and that you allocate all of your assets to one of the variable investment options and withdraw all your assets or annuitize at the end of the time period indicated. (Certain annuity options will not be subject to withdrawal charges. See "WHAT KIND OF PAYMENT WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)" on page 11.) The example also assumes that your investment has a 5% return each year and that the mutual fund's operating expenses remain the same. Your actual costs may be higher or lower, but based on these assumptions, your costs would be:


------------------------------------------------------------------------------------------------------------------------------------
                                                                1 YEAR             3 YEARS            5 YEARS          10 YEARS
           -------------------------------------------------------------------------------------------------------------------------
           THE PRUDENTIAL SERIES FUND, INC.
                  Conservative Balanced Portfolio                $101               $122               $145              $215
                  Diversified Bond Portfolio                     $ 99               $117               $138              $200
                  Equity Portfolio                               $100               $119               $140              $205
                  Flexible Managed Portfolio                     $101               $123               $148              $221
                  Global Portfolio                               $103               $130               $159              $243
                  Government Income Portfolio                    $ 99               $118               $139              $203
                  High Yield Bond Portfolio                      $101               $122               $146              $217
                  Jennison Portfolio                             $101               $123               $148              $221
                  Money Market Portfolio                         $ 99               $117               $137              $199
                  Natural Resources Portfolio                    $100               $120               $142              $208
                  Prudential Value Portfolio                     $ 99               $117               $138              $200
                  Small Capitalization Stock Portfolio           $100               $118               $140              $204
                  Stock Index Portfolio                          $ 99               $116               $135              $194
------------------------------------------------------------------------------------------------------------------------------------


Notes:

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR A PARTICULAR YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

The charges shown in the 10 years column are the same for Example 1 and Example
2. This is because after 8 years we no longer deduct the withdrawal charges when you make a withdrawal or when you begin the income phase of your contract.

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

EXAMPLE 2 -- IF YOU DO NOT WITHDRAW YOUR ASSETS


Example 2 assumes that you invest $1,000 in the Qualified Variable Investment Plan and allocate all of your assets to one of the variable investment options and DO NOT WITHDRAW any of your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the mutual fund's operating expenses remain the same. Your actual costs may be higher or lower, but based on these assumptions, your costs would be:


------------------------------------------------------------------------------------------------------------------------------------
                                                                           1 YEAR         3 YEARS           5 YEARS         10 YEARS
            ------------------------------------------------------------------------------------------------------------------------
            THE PRUDENTIAL SERIES FUND, INC.
                   Conservative Balanced Portfolio                           $19             $58              $ 99             $215
                   Diversified Bond Portfolio                                $17             $53              $ 92             $200
                   Equity Portfolio                                          $18             $55              $ 94             $205
                   Flexible Managed Portfolio                                $19             $59              $102             $221
                   Global Portfolio                                          $21             $66              $113             $243
                   Government Income Portfolio                               $17             $54              $ 93             $203
                   High Yield Bond Portfolio                                 $19             $58              $100             $217
                   Jennison Portfolio                                        $19             $59              $102             $221
                   Money Market Portfolio                                    $17             $53              $ 91             $199
                   Natural Resources Portfolio                               $18             $56              $ 96             $208
                   Prudential Value Portfolio                                $17             $53              $ 92             $200
                   Small Capitalization Stock Portfolio                      $18             $54              $ 94             $204
                   Stock Index Portfolio                                     $17             $52              $ 89             $194

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR A PARTICULAR YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN
THE EXAMPLES.

------------------------------------------------------------------------------------------------------------------------------------





Notes: If your contract value is less than $10,000, on your contract anniversary (and upon a surrender), we will deduct a $30 fee. The examples use an average number as the amount of the annual contract fee. This amount was calculated by taking the total annual contract fees collected in the preceding calendar year and then dividing that number by the total assets allocated to the variable investment options shown in the examples.

Based on this calculation, the annual contract fee is included as an annual charge of 0.02% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation(s). A table of accumulation unit values of interests in each variable investment option appears under the caption "OTHER INFORMATION" in this prospectus beginning on page 23. Premium taxes are not reflected in these examples. Premium taxes may apply, depending on the state where you live.

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

1.   WHAT IS THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?

The Qualified Variable Investment Plan Variable Annuity is a contract designed for use in connection with various retirement arrangements. The contract is between your employer who is the owner, and us, the insurance company, The Prudential Insurance Company of America ("Prudential," "We" or "Us"). Under certain circumstances, the contract is directly between you and the insurance company.

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

This annuity contract generally benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

The Qualified Variable Investment Plan is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 13 variable investment options and one guaranteed fixed interest-rate option. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual fund portfolio(s) that you have selected. Because the value of the portfolios fluctuates, depending upon market conditions, your assets can either increase or decrease in value. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

As mentioned above, the Qualified Variable Investment Plan also contains a guaranteed fixed interest-rate option. This option offers an interest-rate that is guaranteed by us for one year and will always be at least 3% per year.


The owner of the contract has the decision-making rights under the contract. You will be the annuitant unless you designate someone else. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine how much and how long these payments will continue. On and after the annuity date, the annuitant may not be changed. The beneficiary becomes the owner when a death benefit is payable.


BENEFICIARY


The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies. Your written request becomes effective only when we file it at our service office.


DEATH BENEFIT


If the annuitant dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the contractowner. We require proof of death to be submitted promptly.

This is how the amount of the death benefit is calculated:


IF THE ANNUITANT DIES DURING THE ACCUMULATION PHASE BEFORE AGE 65, the amount of the death benefit will be the greater of (a) the current value of the contract as of the date we receive appropriate proof of death, or (b) the total of all purchase payments plus any bonus credited by Prudential, reduced proportionally by withdrawals.

IF THE ANNUITANT IS AGE 65 OR OLDER, the amount of the death benefit will be the current value of the contract as of the time we receive appropriate proof of death.

Here is an example of how the death benefit is calculated:

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

Suppose a contractowner had made purchase payments and was credited a bonus totaling $100,000 but, due to unfortunate investment results, the contract value had decreased to $80,000. If the annuitant is younger than age 65, the death benefit would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contractowner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000. As stated above, after age 65, the death benefit amount is simply the value of the contract.

Death benefits payable under a qualified plan generally must be distributed by December 31 of the fifth year after the annuitant's date of death. However, if the beneficiary chooses an annuity payment option and if the annuity payments begin within one year of the date of death, the death benefit may be distributed over the beneficiary's life expectancy.

If the annuitant dies during the income phase, the death benefit, if any, is determined by the type of annuity payment option you select.

SHORT TERM CANCELLATION RIGHT OR  "FREE LOOK"

If you change your mind about owning the Qualified Variable Investment Plan, you may cancel your contract within 10 days after receiving it (or whatever period is required in the state where the contract was issued). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable law:

o     Your full purchase payment, or

o The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment.

OTHER CONTRACTS

This prospectus describes the Qualified Variable Investment Plan contract which is currently being offered for sale. There are earlier versions of the contract that Prudential no longer offers. These earlier versions have some different features which include differences in:

o payout options;

o sales charges on withdrawals;

o determination of payments to a beneficiary;

o determination of the amount of monthly variable annuity payments.


If you are an owner of a contract that is no longer offered for sale, you can find further information regarding contract differences throughout this prospectus and in the SAI.


2.   WHAT INVESTMENT OPTIONS CAN I CHOOSE?


The contract gives you the choice of allocating your purchase payments to any one or more of the 13 variable investment options, or a guaranteed fixed interest-rate option. The 13 variable investment options invest in The Prudential Series Fund, Inc. portfolios. The Prudential Series Fund, Inc. has a separate prospectus that is provided with this prospectus. YOU SHOULD READ THE PRUDENTIAL SERIES FUND, INC. PROSPECTUS BEFORE YOU DECIDE TO ALLOCATE YOUR ASSETS TO A VARIABLE INVESTMENT OPTION USING THAT FUND.


VARIABLE INVESTMENT OPTIONS


Listed below are The Prudential Series Fund, Inc. ("Series Fund") portfolios which are available as variable investment options. Each portfolio has a different investment objective.


o Conservative Balanced Portfolio

o Diversified Bond Portfolio

o Equity Portfolio

o Flexible Managed Portfolio

o Global Portfolio

o Government Income Portfolio

o High Yield Bond Portfolio


o Jennison Portfolio (domestic equity)


o Money Market Portfolio

o Natural Resources Portfolio


o Prudential Value Portfolio (domestic equity)


o Small Capitalization Stock Portfolio


o Stock Index Portfolio

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


The Prudential Series Fund, Inc. is managed by Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), through subadvisers that PI employs by using a manager-of-managers approach.

Prudential Investment Management, Inc., also an indirect wholly-owned subsidiary of Prudential Financial, serves as subadviser to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, Money Market, Small Capitalization Stock, and Stock Index Portfolios.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global and Natural Resources Portfolios. Jennison also serves as subadviser to a portion of each of the Equity and Prudential Value Portfolios.


GE Asset Management Incorporated and Salomon Brothers Asset Management Inc. each manage a portion of the Equity Portfolio.


Deutsche Asset Management Inc. and Victory Capital Management, Inc. each manage a portion of the Prudential Value Portfolio.

An affiliate of the Series Fund may compensate Prudential based upon an annual percentage of the average assets held in the Series Fund by Prudential under the contract.


FIXED INTEREST-RATE OPTION

We also offer a fixed interest-rate option. When you select this option, your payment will earn interest at the established rate for a one-year period. This rate will always be at least 3%. A new interest-rate period is established every time you allocate or transfer money into the fixed interest-rate option. You may have money allocated in more than one interest-rate period at the same time. This could result in your money earning interest at different rates and each interest-rate period maturing at a different time.

TRANSFERS AMONG OPTIONS


You are allowed to transfer money among the variable investment options and the fixed interest-rate option at least four times each contract year. The minimum transfer amount is $300 or the total amount in the investment option if it is less than $300. Your transfer request may be made by telephone or in writing to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. We require any transfer request that you submit by fax to be accompanied by a confirming telephone call to the Prudential Annuity Service Center. Your transfer request will take effect as of the end of the business day on which it was received, if it was received prior to 4:00 p.m. Eastern time on that day. Any request received after 4:00 p.m. Eastern time on a given business day will take effect as of the end of the following business day.


YOU CAN MAKE TRANSFERS OUT OF THE FIXED INTEREST-RATE OPTION ONLY DURING THE 30-DAY PERIOD FOLLOWING YOUR CONTRACT ANNIVERSARY DATE.

The maximum amount you may transfer from the fixed interest-rate option is limited to the greater of:

o 25% of the amount allocated to the fixed interest-rate option, or

o     $2,000.

The purchase payments that you direct to the variable investment options are invested by us according to an agreement that we maintain with the fund. Typically, these agreements give the fund the right to refuse transaction requests that would be disruptive to the fund--such as transaction requests associated with market timing activity. These agreements also allow the fund to cease selling shares to the Separate Account and to terminate the agreement altogether. To avoid undermining our contractual relationship with the fund, we will take whatever lawful measures are available to avoid disruption to the funds, which could include rejecting a transaction that is part of a market timing arrangement.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") feature allows you to systematically transfer a percentage amount

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


out of the money market variable investment option and into any other variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You may choose to have these automatic transfers from the DCA account made monthly. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

When you establish your DCA account with your first purchase payment, you must allocate a minimum of either $2,000 or 10% of your purchase payment, whichever is greater, to your DCA account. If you establish your DCA account at a later time, a minimum of $2,000 is required. Once your DCA account is opened, as long as it has a positive balance, you may allocate or transfer amounts to the DCA account just as you would with any other investment option.


Once established, your first transfer out of the account must be at least 3.0% of your DCA account. The minimum amount you can transfer into any one investment option is $20. Transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to re-open the DCA account at any time.


Your transfers will be made on the same date each month as your DCA start date, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.


Any transfers you make because of Dollar Cost Averaging are not counted toward the four transfers you are allowed each year. This feature is available only during the contract accumulation phase.


By investing amounts on a regular basis, instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuations on your purchase payments. Of course, dollar cost averaging cannot ensure a profit, or protect against a loss in a declining market.


VOTING RIGHTS

Prudential is the legal owner of the shares in the Series Fund, however, we vote the shares according to voting instructions received from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf, in accordance with those instructions. We will vote the shares for which we do not receive instructions, and the shares that we own directly, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation.

SUBSTITUTION


We may substitute one or more of the Series Fund portfolios used by the variable investment options. We may also cease to allow investments in existing portfolios. We would do this only if events such as investment policy changes or tax law changes make the portfolio unsuitable. We would not do this without the approval of the SEC and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.


OTHER CHANGES

We may also make other changes to such things as the minimum amounts for purchases, transfers and withdrawals. However, before imposing such changes we will give you at least 90 days notice.

3.   WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
     (ANNUITIZATION)

PAYMENT PROVISIONS


Under the terms of the currently offered contract we can begin making annuity payments at any time on or before the contract anniversary that coincides with or next follows the annuitant's 80th birthday. At our discretion, annuity payments may start at a later date. Different payment provisions and income payments apply to certain previously offered contracts. See the discussion contained in the SAI for further details.

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

You should be aware that generally under most tax-favored plans, you must begin receiving payments by age 70-1/2. See Section 8, "WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN CONTRACT?"


We make the annuity options described below available (subject to the retirement arrangement that covers you) at any time before the annuity date. During the income phase, all of the annuity options under the currently offered contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. At any time before your annuity date, you may ask us to change the annuity date specified in your contract to another date. Unless we consent, the new date may not be before the first day of the month following the date we received your request OR after the first day of the month following your 80th birthday.


As indicated above, when you decide to begin receiving annuity payments, your participation in the variable investment options ends. Generally, once you begin receiving regular payments you can not change your payment plan. The value of your contract at that time, together with your choice of annuity option, will help determine how much your income payments will be. You should be aware that, depending on how recently you made purchase payments, you may be subject to withdrawal charges and the recapture of bonus payments when you annuitize. For certain annuity options, these withdrawal charges will be waived.


OPTION 1. LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining certain period annuity payments in one lump sum, unless we are specifically instructed that the remaining monthly annuity payments shall continue to be paid to the beneficiary. The present value of the remaining certain period annuity payments is calculated by using the interest-rate used to compute the amount of the original 120 payments. The interest-rate used will always be at least 3.5% a year.


OPTION 2. INTEREST PAYMENT OPTION


Under this option, we credit interest on your contract value not yet withdrawn. We can make interest payments on a monthly, quarterly, semiannual or annual basis or allow the interest to accrue on your contract assets. If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3% a year. Upon the death of the annuitant, we will pay the beneficiary the remaining contract assets. Generally this option will not satisfy minimum distribution requirements.


OPTION 3. OTHER ANNUITY OPTIONS


We currently offer a variety of other annuity options not described above, including a qualified joint and survivor option. At the time annuity payments are chosen, we may make available any of the annuity options that are offered at your annuity date.


These options are referred to in your contract as the supplemental life annuity option. Under the supplemental life annuity option, we will waive withdrawal charges that might be applicable under other annuity options. In addition, if you select Option 1 without a right of withdrawal, we will effect that option under the supplemental life annuity option, if doing so provides greater monthly payments.


For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(a) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

4. WHAT IS THE 1% BONUS?

During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the variable investment options and the fixed interest-rate option.

The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of a purchase payment within eight contract anniversaries of the time that the purchase payment was made. The only exception would be if you annuitize your contract in a way that is not subject to a sales charge or if you make a withdrawal under the Critical Care Access option.

5. HOW CAN I PURCHASE A QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUNITY CONTRACT?

PURCHASE PAYMENTS


Under a retirement plan, purchase payments are made through payroll deduction or a similar arrangement with an employer. These payments must total at least $300 during any 12-month period. If you purchase the Qualified Variable Investment Plan outside of an employer sponsored retirement plan, your purchase payments must be a minimum of $100, with a maximum contribution of the maximum amount allowed by law. See page 18 for additional information regarding the maximum amounts allowed by law. Prudential currently accepts subsequent purchase payments below this $100 minimum amount. We reserve the right to again require a $100 minimum at some future date.


ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable investment options and the fixed interest-rate option in whole percentages from 10% to 100%. You can change your allocations by writing or telephoning us at the Prudential Annuity Service Center. If you make additional purchase payments, they will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise.

We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order. Our business day generally closes at 4:00 p.m. Eastern time. We will generally credit subsequent purchase payments received in good order after the close of a business day on the following business day.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

     1. Adding up the total amount of money allocated to a specific investment option;

     2. Subtracting from that amount insurance charges and any other charges such as taxes; and

     3.   Dividing this amount by the number of outstanding accumulation units.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease or remain the same from day to day. The Accumulation Unit Values charts beginning on page 25 of this prospectus give you more detailed information about the accumulation units of the variable investment options associated with the Series Fund.

We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest-rate of 3% a year on that portion of the contract allocated to the fixed interest-rate option.


     6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.

INSURANCE CHARGES

Each day, we make a deduction for insurance charges as follows:

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.

The mortality and expense risk charge is equal, on an annual basis, to 1.20% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest-rate option.

If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

ANNUAL CONTRACT FEE

During the accumulation phase, if your contract value is less than $10,000 on the contract anniversary date, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The fee will be deducted proportionately from each of the investment options that you have selected. This charge will also be deducted when you surrender your contract if your contract value is less than $10,000 at that time.

WITHDRAWAL CHARGE

During the accumulation phase you can make withdrawals from your contract. Your withdrawal request will be processed as of the date it is received by us in good order at the Prudential Annuity Service Center.

When you make a withdrawal, money will be taken first from your earnings. When your earnings have been used up, then we will take the money from your purchase payments. You will not have to pay any withdrawal charge when you withdraw your earnings. You will need to get our consent if you want to make a partial withdrawal that is less than $300 or if making a partial withdrawal would reduce your contract value to less than $300.


You may be subject to certain restrictions on the withdrawal of salary reduction contributions and earnings invested in annuity contracts which are subject to
Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Under these annuity contracts, withdrawals may be made prior to age 59-1/2 if you leave your job, die or are permanently disabled. Annuity contracts used for IRAs or SEPs are not subject to restrictions on right to withdraw, but are subject to income tax and may also be subject to tax penalty for withdrawals prior to age 59-1/2. For a complete discussion of these contracts, please refer to Section 8 of this prospectus, "WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED INDIVIDUAL VARIABLE

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?" on page 17.


The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.


Each contract year, you can withdraw earnings plus up to 10% of the value of your total contract, calculated as of the date of the first withdrawal made during a contract year without paying a withdrawal charge. This amount is referred to as the "charge-free" amount. Prior to the eighth contract anniversary following a purchase payment, if your withdrawal is more than the charge-free amount, a withdrawal charge will be applied. Even though not subject to surrender charges, withdrawals will still have tax consequences and may be subject to a 10 percent tax penalty. Please refer to Section 8 of this prospectus. "What are the Tax Considerations Associated with the Qualified Individual Variable Investment Plan Annuity Contract?"

For this purpose, we treat purchase payments as withdrawn on a first-in, first-out basis.

The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made, by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.


                   Number of Contract Anniversaries
                Since the Date of Each Purchase Payment
            0 . . . . . . . . . . . . . . . . . . . . . 8%
            1 . . . . . . . . . . . . . . . . . . . . . 7%
            2 . . . . . . . . . . . . . . . . . . . . . 6%
            3 . . . . . . . . . . . . . . . . . . . . . 5%
            4 . . . . . . . . . . . . . . . . . . . . . 4%
            5 . . . . . . . . . . . . . . . . . . . . . 3%
            6 . . . . . . . . . . . . . . . . . . . . . 2%
            7 . . . . . . . . . . . . . . . . . . . . . 1%
            8 . . . . . . . . . . . . . . . . . . . . . 0%

BONUS RECAPTURE

The bonus amount associated with a purchase payment will be deducted from your contract value in the same proportion that purchase payments are withdrawn within eight contract anniversaries after the payment was made. This includes withdrawals made for the purpose of annuitizing if withdrawal charges apply. If you make a withdrawal eight contract anniversaries or more after a purchase payment that was credited with the bonus, you can withdraw all or part of your purchase payment and retain the bonus amount.

CRITICAL CARE ACCESS

We will allow you to withdraw money from the contract and waive any withdrawal and annual contract fee, if the annuitant or the last surviving co-annuitant (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months. You would need to provide us with proof of the confinement. If a physician has certified that the annuitant or last surviving co-annuitant is terminally ill (has six months or less to live) there will be no charge imposed for withdrawals. Critical Care Access is not available in all states.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

7. HOW CAN I ACCESS MY MONEY?

You can access your money by:

o     Making a withdrawal (either partial or
      complete), or

o     Electing to receive annuity payments during the income phase.


When you make a complete or partial withdrawal, you will receive the value of your contract, less any applicable charges and fees as of the date we receive your request at the Prudential Annuity Service Center in a form acceptable to us. Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the variable investment options as well as the fixed interest-rate option, depending on your investment selections. You will have to receive our consent to make a partial withdrawal if the amount is less than $300 or if as a result of the withdrawal the value of your contract would be reduced to less than $300.

We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, if any, from the assets in your contract. Specifically, we will deduct any applicable charges proportionately from all of the variable investment options as well as the fixed interest-rate option.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


AUTOMATED WITHDRAWALS

This contract offers an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals of a specified dollar amount at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.


You can make withdrawals from any designated investment option or proportionally from all investment options. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can take is $300.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

     1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   Trading on the New York Stock Exchange is restricted;

     3. An emergency exists, as determined by the SEC, during which sales of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

     4. The Securities and Exchange Commission, by order, so permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or transfer made from your investment options promptly upon request. We are, however, permitted to delay payment for up to six months on withdrawals from the fixed interest-rate option. If we delay payment for more than 30 days, we will pay you interest at an annualized rate of at least 3%.

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

     8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

The following discussion is general in nature and describes only federal income tax law, not state or other tax laws. It is based on current law and interpretations, which may change. It is not intended as tax advice. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR COMPLETE INFORMATION AND ADVICE.


ANNUITY QUALIFICATION

This discussion assumes that the contract will be treated as an annuity contract for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the contract must be diversified according to certain rules. For further detail on diversification requirements, see the attached prospectus for the Series Fund. Tax rules also require that we, and not you as the contractowner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe the contract is an annuity contract under the tax rules. However, we reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply uniformly to affected contractowners and will be made with as much advance notice to affected contractowners as is feasible under the circumstances.

TAXES ON PRUDENTIAL


Although the separate account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the separate account are taxed as part of the operations of Prudential. No charge is being made currently against the separate account for company federal income taxes. We will periodically review the question of charging the separate account for company federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

Under current law, Prudential may incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant and they are not charged against the contract or the separate account. If there is a material change in applicable state or local tax laws, the imposition of these taxes upon Prudential that are attributable to the account may result in a corresponding charge against the account.


RETIREMENT ARRANGEMENTS USING THE CONTRACT

The provisions of the Code that apply to retirement programs are complex, and the tax rules vary according to the type of plan and its terms and conditions. This section of the prospectus provides only general information about the types of arrangements with which the contracts may be used. These arrangements include individual retirement accounts and annuities ("IRA"), simplified employee pension plans ("SEP"), tax deferred annuities ("TDA"), and deferred compensation plans of state and local governments and tax exempt organizations ("Section 457 Plans").

You should consult a qualified tax adviser before purchasing a contract, particularly if you feel there is a possibility that you will be making withdrawals from your contract before annuity payments begin. Withdrawals may be subject to income tax consequences, including tax penalties.

In general, assuming that you comply with the requirements and limitations of the Code provisions applicable to the type of retirement arrangement in which you are participating, purchase payments (other than after-tax employee payments) under the contract will be deductible (or not includible in your income) up to certain amounts each year. In addition, federal income tax currently is not imposed upon the investment income and realized gains of the subaccounts in which your purchase payments have been invested until a distribution is received. When a distribution is received, either as a lump sum or an annuity, all or a portion of the distribution is normally taxable as ordinary income. In some cases, the tax on lump-sum distributions may be limited by a special income-averaging rule.

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


You should be aware that tax favored plans such as IRAs generally provide tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax deferral benefits.


The comments which follow concerning specific tax favored plans are intended merely to call attention to certain of their features. No attempt has been made to discuss in full the tax ramifications involved or to offer tax advice. As suggested above, a qualified tax adviser should be consulted for advice and answers to any questions.

PLANS FOR SELF-EMPLOYED INDIVIDUALS


For self-employed individuals who establish qualified plans, contributions are deductible within the limits prescribed by the Code. Annual deductible contributions cannot exceed the lesser of $40,000 (for 2002) or 25% of "earned income." For this purpose "earned income" is computed after the deduction for contributions to the plan is considered.


Payments generally must begin by April 1 of the year following the later of the calendar year in which the employee (1) attains age 70-1/2 or (2) retires.

IRAS


If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and the contract. The "IRA Disclosure Statement" on page 28 contains information about eligibility, contribution limits, tax particulars and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if greater, the amount credited under the contract, calculated as of the valuation period that we receive this cancellation notice).

For persons who establish IRAs, the annual contribution limit is the lesser of
(1) the maximum amount of annual contribution allowed by law or (2) 100% of earned income. The maximum amount of annual contribution allowed by law is $3,000 for 2002 to 2004. For 2005 to 2007, the limit increases to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2002 to 2005 and an additional $1,000 in 2006 and years thereafter. An IRA contribution of up to the maximum amount of annual contribution allowed by law for each spouse is permitted, including a non-working spouse, if the combined compensation of both spouses is at least equal to the contributed amount provided that the non-working spouse earns less than the working spouse and they file a joint return. Generally, for traditional IRAs, distributions must begin by April 1 of the year following attainment of age 70-1/2 and are subject to certain minimum distribution requirements. Certain penalties may result if the contribution or age limitations are exceeded.

Deductions for IRA contributions in those cases where an individual is an active participant in an employer sponsored pension plan, SEP, SIMPLE, Section 403(a) plan, or TDA are limited to individuals whose adjusted gross income is less than certain specified amounts. These amounts are adjusted each year. For 2002, the amounts are as follows: For married individuals who file a joint tax return, a full deduction will be available if adjusted gross income is $54,000 or less. For a single individual, the limit is $34,000. Partial deductions for IRA contributions will be available for married joint filers who have adjusted gross income of more than $54,000 and less than $64,000, and single individuals whose adjusted gross income is less than $44,000. These amounts are for 2002. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers. In the case of an individual who is not an active participant in an employer sponsored plan as described above, but whose spouse is an active participant, a full deduction will be available for married joint filers if adjusted gross income is $150,000 or less, with partial deductions being available for adjusted gross income up to $160,000.

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

SIMPLIFIED EMPLOYEE PENSION PLANS ("SEP")


Under a SEP, annual employer contributions to an IRA established by an employee are not includible in income up to the lesser of $40,000 (in 2002) or 25% of the employee's earned income (excluding the employer's contribution to the SEP). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2002, this limit is $200,000. In addition, a SEP must satisfy certain minimum participation requirements and contributions may not discriminate in favor of highly compensated employees. Contracts issued as IRAs established under a SEP must satisfy the requirements described above for an IRA.

Certain SEP arrangements are permitted to allow employees to elect to reduce their salaries by as much as $11,000 in 2002 and have their employer contribute on their behalf to the SEP. These arrangements, called salary reduction SEPs, are available only if the employer maintaining the SEP has 25 or fewer employees and at least 50% of the eligible employees elect to make salary reduction contributions. Other limitations may reduce the permissible contribution level for highly compensated employees. New Salary Reduction SEPs may not be established after 1996. Individuals participating in Salary Reduction SEPs who are age 50 or above by the end of the year will be permitted to contribute an additional $1,000 in 2002, increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter the amounts are indexed for inflation.


DISCLOSURE AND "FREE LOOK"

If you purchase a contract used as an IRA, including one established under a SEP arrangement, you will be given disclosure material prepared by Prudential. The material includes this prospectus, a copy of the contract, and a brochure containing information about eligibility, contribution limits, tax consequences, and other particulars concerning IRAs.

You must be given a "free look" after making an initial contribution in which to affirm or reverse your decision to participate. Therefore, within the free look period, you may cancel your contract by notifying Prudential in writing, and Prudential will refund the purchase payments under the contract or, if greater, the amount credited under the contract (less any bonus) computed as of the valuation period that Prudential receives the notice for cancellation. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 9.


TAX DEFERRED ANNUITIES


Tax law permits employers and employees of Section 501(c)(3) tax-exempt organizations and public educational organizations to make, subject to certain limitations, contributions to an annuity in which the employee's rights are nonforfeitable (commonly referred to as a "tax deferred annuity" or "TDA"). The amounts contributed under a TDA and earnings thereon are not taxable as income until distributed as annuity income or otherwise.


Generally, contributions to a TDA may be made through a salary reduction arrangement up to a maximum of $11,000 in 2002. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $1,000 in 2002, increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter the amount is indexed for inflation. In addition, the Code permits certain total distributions from a TDA to be "rolled over" to another TDA or IRA. Certain partial distributions from a TDA may be "rolled over" to an IRA. Beginning in 2002, TDA amounts may also be rolled over to a qualified retirement plan, a SEP and a 457 government plan.


An annuity contract will not qualify as a TDA, unless under such contract, distributions from salary reduction contributions and earnings thereon (other than distributions attributable to assets held as of December 31, 1988) may be paid only on account of attainment of age 59-1/2, severance of employment, death, total and permanent disability and, in limited circumstances, hardship. (Such hardship withdrawals are permitted, however, only to the extent of salary reduction contributions and not earnings thereon.)

The withdrawal restrictions referred to above do not apply to the transfer of all or part of a contract

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

owner's interest in his or her contract among the available investment options offered by Prudential or to the direct transfer of all or part of the contract owner's interest in the contract to a TDA of another insurance company or to a mutual fund custodial account under Section 403(b)(7) of the Code. In imposing the restrictions on withdrawals as described above, Prudential is relying upon a no-action letter dated November 28, 1998 from the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance.

Employer contributions are subject generally to the same coverage, minimum participation and nondiscrimination rules applicable to qualified pension and profit-sharing plans. Distributions from a TDA generally must commence by April 1 of the calendar year following the later of the calendar year in which the employee (1) attains age 70-1/2 or (2) retires. Distributions must satisfy minimum distribution requirements similar to those that apply to qualified plans generally.

ELIGIBLE DEFERRED COMPENSATION PLANS OF STATE OR LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS

A contract may be used to fund an eligible deferred compensation plan of a state or local government or a tax-exempt organization (commonly called a "Section 457 Plan"). The amounts contributed under such plans and increments thereon are not taxable as income until distributed or otherwise made available to the employee or other beneficiary. However, if the tax law requirements are not met, employees may be required to include in gross income all or part of the contributions and earnings thereon.


Assets of deferred compensation plans are generally part of the employer's general assets. However, governmental employers are required to hold assets in a trust, annuity contract or custodial account. Contributions generally may not exceed the lesser of $11,000 (in 2002) or 100% of the employee's compensation. Individuals participating in a 457 plan who are age 50 or above by the end of the year will be permitted to contribute an additional $1,000 in 2002, increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter the amount is indexed for inflation.

Generally, distributions must begin by April 1 of the calendar year following the later of the calendar year in which the employee (1) attains age 70-1/2; or
(2) retires. Distributions are subject to special minimum distribution rules in addition to the minimum distribution requirements for qualified plans. For nongovernmental 457 plans, rollovers are not permitted (other than between Section 457 plans). Beginning in 2002, amounts from a 457 government plan may be rolled over to a qualified retirement plan, a SEP, a TDA and an IRA.


QUALIFIED PENSION AND PROFIT SHARING PLANS


A contract may be used to fund a qualified pension or profit-sharing plan. The plan itself must satisfy the coverage, minimum participation, nondiscrimination, minimum distribution, and all other requirements applicable generally to qualified pension and profit-sharing plans. The Code also imposes dollar limitations on contributions that may be made to or benefits that may be received from a qualified pension or profit-sharing plan (including a limitation of $11,000 (in 2002) on the amount that an employee may contribute through a "401(k) plan"). Generally, distributions from a qualified plan must begin by April 1 of the calendar year following the later of the calendar year in which the employee (1) attains age 70-1/2; or (2) retires. Distributions are subject to certain minimum distribution requirements. Individuals participating in a 401(k) plan who are age 50 or above by the end of the year will be permitted to contribute an additional $1,000 in 2002, increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter the amount is indexed for inflation. Beginning in 2002, amounts from a qualified pension or profit sharing plan may be rolled over to another qualified retirement plan, a SEP, a TDA plan, a 457 government plan and an IRA.


MINIMUM DISTRIBUTION OPTION

The Minimum Distribution Option is a program available with IRA and SEP programs. It enables

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


the client to satisfy IRS minimum distribution requirements, without having to annuitize or cash surrender their Contracts. Distributions from traditional IRAs and SEPs must begin by April 1 of the year following attainment of age 70-1/2. Each year until the maturity date, Prudential will recalculate the minimum amount that you are required to withdraw from your IRA or SEP. We will send you a check for the minimum distribution amount less any partial withdrawals made during the year. Our calculations are based solely on the cash value of the contract on the last day of the prior calendar year. If you have other IRA accounts, you will be responsible for taking the minimum distribution from each. Minimum distribution calculations are based on IRS proposed regulations issued in January 2001. More information on the mechanics of this calculation is available on request.


PENALTY FOR EARLY WITHDRAWALS

A 10% tax penalty will generally apply to the taxable part of distributions received from an IRA, SEP, TDA, and qualified retirement plans before age 59-1/2. Limited exceptions are provided, such as where amounts are paid in the form of a qualified life annuity, upon death or disability of the employee, to pay certain medical expenses, or, in some cases, upon separation from service on or after the attainment of age 55.

WITHHOLDING


Certain distributions from qualified retirement plans and TDAs will be subject to mandatory 20% withholding unless the distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, TDA, IRA SEP or 457 government plan. For all other distributions, unless you elect otherwise, the portion of any taxable amounts received under your contract will be subject to withholding to meet federal tax obligations.

The rate of withholding on periodic annuity payments where mandatory withholding is not required will be determined on the basis of the withholding certificate you may file with us. For payments not subject to mandatory withholding, if you do not file such a certificate and you will be receiving periodic annuity payments, you shall be treated, for purposes of determining your withholding rate, as a married person with three exemptions; the rate of withholding on all other payments under your contract, such as withdrawals, will be 10%. In the absence of an election by you that we should not do so, we will withhold from every withdrawal or annuity payment the appropriate percentage of the amount of the payment that we reasonably believe is includible in gross income. We will provide forms and instructions concerning the right to elect that no amount be withheld from payments. State income tax withholding rules vary and we will withhold based on the rules of your state of residence.


Recipients, including those who have elected out of withholding, must supply their Taxpayer Identification Number (Social Security Number) to payers of distributions for tax reporting purposes. Failure to furnish this number when required may result in the imposition of a tax penalty and will subject the distribution to the withholding requirements of the law described above.

Special withholding rules apply to nonresident aliens. Generally, there will be no withholding for taxes until payments are actually received under the contract. Distributions to contractowners under Section 457 Plans are treated as the payment of wages for federal income tax purposes and thus are subject to the general withholding requirements.

INTERESTED PARTY DISCLOSURE

The Employee Retirement Income Security Act of 1974 ("ERISA") prevents a fiduciary with respect to a pension or profit-sharing plan from receiving any benefit from any party dealing with the plan as a result of the sale of the contract (other than benefits that would otherwise be provided in the plan).

Administrative exemptions issued by the IRS and the Department of Labor permit transactions between insurance agents and qualified pension and profit sharing plans and with SEP IRAs. To be able to rely on the exemption, certain information must be disclosed to the plan fiduciary. The information that must be disclosed includes the relationship between the agent and the insurer, a description of any charges, fees, discounts, penalties or

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the contract, as well as the commissions received by the agent.

In addition to disclosure, other conditions apply to the use of the exemption. For example, a plan fiduciary may not be a partner or employee of the Prudential representative making the sale. The fiduciary must not be a relative of the representative (including spouse, direct descendant, spouse of a direct descendant, ancestor, brother, sister, spouse of a brother or sister). The representative may not be an employee, officer, director or partner of either the independent fiduciary or the employer establishing the plan. No relative of the representative may: (1) control, directly or indirectly, the corporation establishing or maintaining the plan; (2) be either a partner with a 10% or more interest in the partnership or the sole proprietor establishing or maintaining the plan; or (3) be an owner of a 5% or more interest in a Subchapter S Corporation establishing or maintaining the plan. In addition, no affiliate (including relatives) of the representatives may be a trustee, administrator or a fiduciary with written authority to acquire, manage or dispose of the assets of the plan.


SPOUSAL CONSENT RULES FOR RETIREMENT PLANS--QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

401(A) PLANS (DEFINED BENEFIT PLANS AND MONEY PURCHASE PENSION PLANS), AND ERISA 403(B) ANNUITIES. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.

Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.


DEFINED CONTRIBUTION PLANS (INCLUDING 401(K) PLANS). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAS, NON-ERISA 403(B) ANNUITIES, AND 457 PLANS. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

ADDITIONAL INFORMATION

For additional information about the requirements of federal tax law applicable to tax favored plans, see the "IRA Disclosure Statement" on Page 28.

9. OTHER INFORMATION

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America ("Prudential") is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.


THE SEPARATE ACCOUNT


We have established a separate account, the Prudential Qualified Individual Variable Contract Account ("separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on October 12, 1982, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Prudential and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Prudential, including its consolidated financial statements, are provided in the SAI.


SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC ("PIMS"), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD").


We pay the broker-dealer whose registered representatives sell the Contract either:

o     a commission of up to 6.00% of your Purchase
      Payments; or

o a combination of a commission on Purchase Payments and a "trail" commission--which is a commission determined as a percentage of your Contract Value that is paid periodically over the life of your Contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.

From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

ASSIGNMENT

Since the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

EXCHANGE OFFER FOR CERTAIN CONTRACTOWNERS

In past years, we have permitted contractowners under certain qualified plans to exchange their contracts for certain mutual funds or variable annuity contracts. We no longer offer such exchanges.
                                       23

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

LITIGATION


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2001 Prudential remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Prudential's financial position.


FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and its subsidiaries and the financial statements of the separate account associated with the Qualified Variable Investment Plan are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

CONTENTS:

o     Company

o     Directors and Officers

o     Further Information Regarding Previously
      Offered Qualified Individual Variable
      Investment Plan Contracts

o     Participation in Divisible Surplus

o     Performance Information

o     Legal Opinions

o     Experts

o     Financial Information

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                            ACCUMULATION UNIT VALUES
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                        (CONDENSED FINANCIAL INFORMATION)

                                                                                                  SUBACCOUNTS
                                                                           --------------------------------------------------------
                                                                                                  MONEY MARKET
                                                                           --------------------------------------------------------
                                                                              01/01/01     01/01/00      01/01/99     01/01/98
                                                                                 TO           TO            TO           TO
                                                                              12/31/01     12/31/00      12/31/99     12/31/98
                                                                           --------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $        2.372  $     2.260   $     2.179  $     2.092
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           2.440        2.372         2.260        2.179
3. Number of accumulation units outstanding at end of period . . . . . . .     35,419,305   33,006,449    45,896,939   42,185,333
                                                                           --------------------------------------------------------
                                                                                                DIVERSIFIED BOND
                                                                           --------------------------------------------------------
                                                                              01/01/01     01/01/00      01/01/99     01/01/98
                                                                                 TO           TO            TO           TO
                                                                              12/31/01     12/31/00      12/31/99     12/31/98
                                                                           --------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $        3.613  $     3.332   $     3.397  $     3.208
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           3.819        3.613         3.332        3.397
3. Number of accumulation units outstanding at end of period . . . . . . .     23,417,774   22,164,638    27,626,950   32,226,526
                                                                           --------------------------------------------------------
                                                                                                     EQUITY
                                                                           --------------------------------------------------------
                                                                              01/01/01     01/01/00      01/01/99     01/01/98
                                                                                 TO           TO            TO           TO
                                                                              12/31/01     12/31/00      12/31/99     12/31/98
                                                                           --------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $        8.574  $     8.402   $     7.559  $     6.996
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           7.526        8.574         8.402        7.559
3. Number of accumulation units outstanding at end of period . . . . . . .     74,402,156   83,330,100   100,845,742  122,166,242
                                                                           --------------------------------------------------------
                                                                                                 FLEXIBLE MANAGED
                                                                           --------------------------------------------------------
                                                                              01/01/01     01/01/00      01/01/99     01/01/98
                                                                                 TO           TO            TO           TO
                                                                              12/31/01     12/31/00      12/31/99     12/31/98
                                                                           --------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $        5.129  $     5.266   $     4.944  $     4.540
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           4.780        5.129         5.266        4.944
3. Number of accumulation units outstanding at end of period . . . . . . .    114,712,313  131,231,266   163,083,280  194,529,908
                                                                           --------------------------------------------------------


                                                                                                 SUBACCOUNTS
                                                                           ---------------------------------------------------------
                                                                                                 MONEY MARKET
                                                                           ---------------------------------------------------------
                                                                           01/01/97      01/01/96     01/01/95      01/01/94
                                                                              TO          TO             TO            TO
                                                                           12/31/97      12/31/96     12/31/95      12/31/94
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $     2.008       $ 1.931  $     1.847   $     1.796
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .        2.092         2.008        1.931         1.847
3. Number of accumulation units outstanding at end of period . . . . . . .  42,127,659    51,204,795   51,330,984    43,401,237
                                                                           ---------------------------------------------------------
                                                                                                DIVERSIFIED BOND
                                                                           ---------------------------------------------------------
                                                                           01/01/97      01/01/96     01/01/95      01/01/94
                                                                              TO          TO             TO            TO
                                                                           12/31/97      12/31/96     12/31/95      12/31/94
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $     2.990       $ 2.899  $     2.430   $     2.541
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .        3.208         2.990        2.899         2.430
3. Number of accumulation units outstanding at end of period . . . . . . .  33,970,626    38,483,488   38,379,871    39,963,983
                                                                           ---------------------------------------------------------
                                                                                                     EQUITY
                                                                           ---------------------------------------------------------
                                                                           01/01/97      01/01/96     01/01/95      01/01/94
                                                                              TO          TO             TO            TO
                                                                           12/31/97      12/31/96     12/31/95      12/31/94
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $     5.680       $ 4.850  $     3.738   $     3.681
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .        6.996         5.680        4.850         3.738
3. Number of accumulation units outstanding at end of period . . . . . . . 136,204,888   142,993,051  134,801,790   121,654,470
                                                                           ---------------------------------------------------------
                                                                                                 FLEXIBLE MANAGED
                                                                           ---------------------------------------------------------
                                                                           01/01/97      01/01/96     01/01/95      01/01/94
                                                                              TO          TO             TO            TO
                                                                           12/31/97      12/31/96     12/31/95      12/31/94
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $     3.895       $ 3.469  $     2.828   $     2.955
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .        4.540         3.895        3.469         2.828
3. Number of accumulation units outstanding at end of period . . . . . . . 222,907,582   245,530,247  249,259,101   265,104,376
                                                                           ---------------------------------------------------------


                                                                                    SUBACCOUNTS
                                                                           -----------------------------
                                                                                   MONEY MARKET
                                                                           -----------------------------
                                                                              01/01/93       01/01/92
                                                                                 TO             TO
                                                                              12/31/93       12/31/92
                                                                           -----------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .   $      1.766   $     1.722
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .          1.796         1.766
3. Number of accumulation units outstanding at end of period . . . . . . .    42,593,593    51,724,305
                                                                           -----------------------------
                                                                                  DIVERSIFIED BOND
                                                                           -----------------------------
                                                                            01/01/93       01/01/92
                                                                               TO             TO
                                                                            12/31/93       12/31/92
                                                                           -----------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .   $      2.335   $     2.204
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .          2.541         2.335
3. Number of accumulation units outstanding at end of period . . . . . . .    41,705,404    34,565,884
                                                                           -----------------------------
                                                                                      EQUITY
                                                                           -----------------------------
                                                                            01/01/93       01/01/92
                                                                               TO             TO
                                                                            12/31/93       12/31/92
                                                                           -----------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .   $      3.056   $     2.709
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .          3.681         3.056
3. Number of accumulation units outstanding at end of period . . . . . . .   102,491,968    80,457,602
                                                                           -----------------------------
                                                                                 FLEXIBLE MANAGED
                                                                           -----------------------------
                                                                            01/01/93       01/01/92
                                                                               TO             TO
                                                                            12/31/93       12/31/92
                                                                           -----------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .   $      2.587   $     2.434
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .          2.955         2.587
3. Number of accumulation units outstanding at end of period . . . . . . .   245,194,868   214,343,734
                                                                           -----------------------------

                            ACCUMULATION UNIT VALUES
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                  (CONDENSED FINANCIAL INFORMATION) (CONTINUED)

                                                                                               SUBACCOUNTS
                                                                           --------------------------------------------------------
                                                                                           CONSERVATIVE BALANCED
                                                                           --------------------------------------------------------
                                                                              01/01/01     01/01/00      01/01/99     01/01/98
                                                                                 TO           TO            TO           TO
                                                                              12/31/01     12/31/00      12/31/99     12/31/98
                                                                           --------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $        4.394  $     4.469   $     4.238  $     3.839
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           4.255        4.394         4.469        4.238
3. Number of accumulation units outstanding at end of period . . . . . . .    124,680,214  145,571,738   180,390,575  212,050,954
                                                                           --------------------------------------------------------
                                                                                                HIGH YIELD BOND
                                                                           --------------------------------------------------------
                                                                              01/01/01     01/01/00      01/01/99     01/01/98
                                                                                 TO           TO            TO           TO
                                                                              12/31/01     12/31/00      12/31/99     12/31/98
                                                                           --------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $        2.095  $     2.302   $     2.227  $     2.308
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           2.061        2.095         2.302        2.227
3. Number of accumulation units outstanding at end of period . . . . . . .     15,342,664   17,066,323    22,149,881   27,511,819
                                                                           --------------------------------------------------------
                                                                                                STOCK INDEX
                                                                           --------------------------------------------------------
                                                                              01/01/01     01/01/00      01/01/99     01/01/98
                                                                                 TO           TO            TO           TO
                                                                              12/31/01     12/31/00      12/31/99     12/31/98
                                                                           --------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $        5.185  $     5.768   $     4.842  $     3.816
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           4.507        5.185         5.768        4.842
3. Number of accumulation units outstanding at end of period . . . . . . .     72,257,480   82,073,212    87,982,261   89,752,143
                                                                           --------------------------------------------------------
                                                                                                PRUDENTIAL VALUE
                                                                           --------------------------------------------------------
                                                                              01/01/01     01/01/00      01/01/99     01/01/98
                                                                                 TO           TO            TO           TO
                                                                              12/31/01     12/31/00      12/31/99     12/31/98
                                                                           --------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $        5.032  $     4.406   $     3.963  $     4.108
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           4.870        5.032         4.406        3.963
3. Number of accumulation units outstanding at end of period . . . . . . .     42.351,187   44,850,945    54,727,336   67,240,900
                                                                           --------------------------------------------------------


                                                                                               SUBACCOUNTS
                                                                           ---------------------------------------------------------
                                                                                           CONSERVATIVE BALANCED
                                                                           ---------------------------------------------------------
                                                                             01/01/97      01/01/96     01/01/95      01/01/94
                                                                                TO            TO           TO            TO
                                                                             12/31/97      12/31/96     12/31/95      12/31/94
                                                                           ---------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $      3.424  $      3.077 $      2.655  $      2.713
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .         3.839         3.424        3.077         2.655
3. Number of accumulation units outstanding at end of period . . . . . . .  241,343,777   266,987,208  272,339,087   288,743,247
                                                                           ---------------------------------------------------------
                                                                                                HIGH YIELD BOND
                                                                           ---------------------------------------------------------
                                                                             01/01/97      01/01/96     01/01/95      01/01/94
                                                                                TO            TO           TO            TO
                                                                             12/31/97      12/31/96     12/31/95      12/31/94

1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $     2.053   $     1.865  $     1.605   $     1.670
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .        2.308         2.053        1.865         1.605
3. Number of accumulation units outstanding at end of period . . . . . . .  28,839,212    29,828,106   29,634,193    29,220,246
                                                                           ---------------------------------------------------------
                                                                                                STOCK INDEX
                                                                           ---------------------------------------------------------
                                                                           01/01/97      01/01/96     01/01/95      01/01/94
                                                                              TO            TO           TO            TO
                                                                           12/31/97      12/31/96     12/31/95      12/31/94

1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $     2.907   $     2.401  $     1.772   $     1.776
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .        3.816         2.907        2.401         1.772
3. Number of accumulation units outstanding at end of period . . . . . . .  89,281,291    83,246,633   69,315,117    62,281,407
                                                                           ---------------------------------------------------------
                                                                                                PRUDENTIAL VALUE
                                                                           ---------------------------------------------------------
                                                                           01/01/97      01/01/96     01/01/95      01/01/94
                                                                              TO            TO           TO            TO
                                                                           12/31/97      12/31/96     12/31/95      12/31/94

1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $     3.044   $     2.530  $     2.104   $     2.099
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .        4.108         3.044        2.530         2.104
3. Number of accumulation units outstanding at end of period . . . . . . .  68,401,048    65,617,658   63,810,012    56,103,455
                                                                           ---------------------------------------------------------


                                                                                    SUBACCOUNTS
                                                                           -----------------------------
                                                                               CONSERVATIVE BALANCED
                                                                           -----------------------------
                                                                             01/01/93       01/01/92
                                                                                TO             TO
                                                                             12/31/93       12/31/92
                                                                           -----------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $      2.447    $      2.316
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .         2.713           2.447
3. Number of accumulation units outstanding at end of period . . . . . . .  254,782,768     205,054,881
                                                                           -----------------------------
                                                                                  HIGH YIELD BOND
                                                                           -----------------------------
                                                                              01/01/93       01/01/92
                                                                                 TO             TO
                                                                              12/31/93       12/31/92
                                                                           -----------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .   $     1.417    $      1.220
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .         1.670           1.417
3. Number of accumulation units outstanding at end of period . . . . . . .   26,485,302      16,592,795
                                                                           -----------------------------
                                                                                    STOCK INDEX
                                                                           -----------------------------
                                                                             01/01/93       01/01/92
                                                                                TO             TO
                                                                             12/31/93       12/31/92
                                                                           -----------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $     1.639     $     1.548
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .        1.776           1.639
3. Number of accumulation units outstanding at end of period . . . . . . .  60,084,614      44,559,636
                                                                           -----------------------------
                                                                                  PRUDENTIAL VALUE
                                                                           -----------------------------
                                                                             01/01/93       01/01/92
                                                                                TO             TO
                                                                             12/31/93       12/31/92
                                                                           -----------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .  $     1.737     $     1.596
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .        2.099           1.737
3. Number of accumulation units outstanding at end of period . . . . . . .  37,355,905      18,299,120
                                                                           -----------------------------

                            ACCUMULATION UNIT VALUES
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                  (CONDENSED FINANCIAL INFORMATION) (CONTINUED)


                                                                                                    SUBACCOUNTS
                                                                           ---------------------------------------------------------
                                                                                                 NATURAL RESOURCES
                                                                           ---------------------------------------------------------
                                                                              01/01/01      01/01/00      01/01/99      01/01/98
                                                                                   TO           TO           TO             TO
                                                                              12/31/01      12/31/00      12/31/99      12/31/98
                                                                           ---------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .     $     3.988   $    2.931    $     2.032   $     2.481
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           3.544         3.988         2.931         2.032
3. Number of accumulation units outstanding at end of period . . . . . . .     14,516,741    15,093,664    15,795,474    19,843,969
                                                                           ---------------------------------------------------------
                                                                                                       GLOBAL
                                                                           ---------------------------------------------------------
                                                                              01/01/01      01/01/00      01/01/99      01/01/98
                                                                                   TO           TO           TO             TO
                                                                              12/31/01      12/31/00      12/31/99      12/31/98
                                                                           ---------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .     $     2.825   $     3.472   $     2.370   $     1.917
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           2.300         2.825         3.472         2.370
3. Number of accumulation units outstanding at end of period . . . . . . .     42,184,092    48,256,461    42,332,925    44,432,955
                                                                           ---------------------------------------------------------
                                                                                                 GOVERNMENT INCOME
                                                                           ---------------------------------------------------------
                                                                              01/01/01      01/01/00      01/01/99      01/01/98
                                                                                   TO           TO           TO             TO
                                                                              12/31/01      12/31/00      12/31/99      12/31/98
                                                                           ---------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .     $     2.172  $      1.949        $2.027  $      1.881
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           2.320         2.172         1.949         2.027
3. Number of accumulation units outstanding at end of period . . . . . . .     22,918,359    22,871,862    31,209,489    38,187,837
                                                                           ---------------------------------------------------------
                                                                                                PRUDENTIAL JENNISON
                                                                           ---------------------------------------------------------
                                                                              01/01/01      01/01/00      01/01/99      01/01/98
                                                                                   TO           TO           TO             TO
                                                                              12/31/01      12/31/00      12/31/99      12/31/98
                                                                           ---------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .     $     2.856  $      3.497        $2.489  $      1.832
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           2.307         2.856         3.497         2.489
3. Number of accumulation units outstanding at end of period . . . . . . .     91,955,549   104,619,412    78,722,086    50,420,102
                                                                           ---------------------------------------------------------
                                                                                           SMALL CAPITALIZATION STOCK
                                                                           ---------------------------------------------------------
                                                                              01/01/01      01/01/00       01/01/99       01/01/98
                                                                                   TO           TO            TO               TO
                                                                              12/31/01      12/31/00       12/31/99       12/31/98
                                                                           ---------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .     $     2.120  $      1.902        $1.708  $      1.742
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .           2,212         2.120         1.902         1.708
3. Number of accumulation units outstanding at end of period . . . . . . .     33,453,260    32,740,200    28,555,699    31,702,794
                                                                           ---------------------------------------------------------




                                                                                                    SUBACCOUNTS
                                                                           ---------------------------------------------------------
                                                                                                 NATURAL RESOURCES
                                                                           ---------------------------------------------------------
                                                                               01/01/97       01/01/96     01/01/95      01/01/94
                                                                                    TO           TO           TO             TO
                                                                               12/31/97       12/31/96     12/31/95      12/31/94
                                                                           ---------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .     $       2.840   $     2.196  $     1.751   $     1.851
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .             2.481         2.840        2.196         1.751
3. Number of accumulation units outstanding at end of period . . . . . . .       26,401,911    26,504,833   23,280,453    22,768,479
                                                                           ---------------------------------------------------------
                                                                                                       GLOBAL
                                                                           ---------------------------------------------------------
                                                                                01/01/97       01/01/96      01/01/95      01/01/94
                                                                                   TO             TO            TO             TO
                                                                                12/31/97       12/31/96      12/31/95      12/31/94
                                                                           --------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .     $       1.814   $     1.533   $     1.339  $    1.425
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .             1.917         1.814         1.533        1.339
3. Number of accumulation units outstanding at end of period . . . . . . .       51,481,170    50,862,779    44,920,771   43,407,964
                                                                           ---------------------------------------------------------
                                                                                                 GOVERNMENT INCOME
                                                                           ---------------------------------------------------------
                                                                               01/01/97        01/01/96      01/01/95     01/01/94
                                                                                  TO              TO            TO           TO
                                                                               12/31/97        12/31/96      12/31/95     12/31/94
                                                                           ---------------------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .     $       1.736   $     1.719   $     1.456  $    1.553
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .             1.881         1.736         1.719        1.456
3. Number of accumulation units outstanding at end of period . . . . . . .       39,604,005    50,735,981    55,130,988   64,574,144
                                                                           ---------------------------------------------------------
                                                                                            PRUDENTIAL JENNISON
                                                                           -----------------------------------------------
                                                                               01/01/97       01/01/96     01/01/95*
                                                                                  TO             TO            TO
                                                                               12/31/97       12/31/96      12/31/95
                                                                           -----------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .    $     1.408    $     1.245    $    1.009
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .          1.832          1.408         1.245
3. Number of accumulation units outstanding at end of period . . . . . . .    34,004,121     21,901,003     5,067,514
                                                                           -----------------------------------------------
                                                                                         SMALL CAPITALIZATION STOCK
                                                                           -----------------------------------------------
                                                                                  01/01/97      01/01/96      01/01/95*
                                                                                    TO             TO            TO
                                                                                  12/31/97      12/31/96      12/31/95
                                                                           -----------------------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .     $       1.408   $     1.190    $    1.002
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .             1.742         1.408         1.190
3. Number of accumulation units outstanding at end of period . . . . . . .       25,991,072    13,432,923     3,599,798
                                                                           -----------------------------------------------
                                                                                       SUBACCOUNTS
                                                                           ---------------------------------
                                                                                    NATURAL RESOURCES
                                                                           ---------------------------------
                                                                              01/01/93         01/01/92
                                                                                 TO               TO
                                                                              12/31/93         12/31/92
                                                                           ---------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .    $     1.497     $     1.412
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .          1.851           1.497
3. Number of accumulation units outstanding at end of period . . . . . . .    14,307,513      10,080,734
                                                                           ---------------------------------
                                                                                         GLOBAL
                                                                           ---------------------------------
                                                                              01/01/93         01/01/92
                                                                                 TO               TO
                                                                              12/31/93         12/31/92
                                                                           ---------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .    $    1.007      $    1.056
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .         1.425           1.007
3. Number of accumulation units outstanding at end of period . . . . . . .    9,912,122       3,274,619
                                                                           ---------------------------------
                                                                                     GOVERNMENT INCOME
                                                                           ---------------------------------
                                                                              01/01/93         01/01/92
                                                                                 TO               TO
                                                                              12/31/93         12/31/92
                                                                           ---------------------------------
1. Accumulation unit value at beginning of period . . . . . . . . . . . .    $     1.397     $     1.335
2. Accumulation unit value at end of period . . . . . . . . . . . . . . .          1.553           1.397
3. Number of accumulation units outstanding at end of period . . . . . . .    66,529,517      46,061,477
                                                                           ---------------------------------



*   Commencement of Business

The financial statements of the Account are in the Statement of Additional Information.

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                            IRA DISCLOSURE STATEMENT

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity ("IRA"), your Roth IRA, your simplified employee pension IRA ("SEP") for employer contributions, your Savings Incentive Match Plan for Employees ("SIMPLE") IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it to you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS


Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $34,000 in 2002, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $34,000-$44,000. For married couples filing jointly, the applicable dollar limitation is $54,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $54,000-$64,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $44,000 for individuals and $64,000 for married couples filing jointly. These amounts are for 2002. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are subject to an inflation-adjusted limit, which is $11,000 in 2002, with a permitted catch-up contribution of $1,000 for individuals age 50 and above. Contributions and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996. The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions, if applicable or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

Under a SEP agreement, the maximum annual contribution which your employer may make on

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000 (in 2002). An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions, if applicable or (2) 100% of taxable alimony.

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions, if applicable.)


IRA FOR NON-WORKING SPOUSE


If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions, if applicable each may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions, if applicable; or (iii) 100% of your combined gross income.


Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions". If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirement generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTIONS

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with IRA (or SEP) contributions you have deducted from your income. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


Beginning in 2002, the rollover options increase. Funds can be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan even if additional contributions have been made to the account.


DISTRIBUTIONS

(A) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59-1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59-1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59-1/2 or are disabled.

(B) DISTRIBUTION AFTER AGE 59-1/2

Once you have attained age 59-1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70-1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the period payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, a portion of the distribution attributable to the nondeductible contribution will be tax-free.

(C) INADEQUATE DISTRIBUTIONS - 50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70-1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary with some adjustments if your non-spouse beneficiary is more than 10 years younger than you). The calculator method is revised under the IRS proposed regulations for distributions beginning in 2002 and are optional for distributions in 2001. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(D) DEATH BENEFITS


If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


begun and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.


ROTH IRAS


Section 408A of the Tax Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.


For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurred before January 1, 1999, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

"Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 -1/2
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.


Distributions from a Roth IRA need not commence at age 70-1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.


REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2002

INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OF THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE
CONTRACT ACCOUNT







      The Individual Variable Annuity Contract (the "contract") of The Prudential Qualified Individual Variable Contract Account (the "account") is a variable annuity contract issued by The Prudential Insurance Company of America ("Prudential"). The contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code. Purchase payments made through payroll deduction or similar arrangements with an employer must be at least $300 during any 12-month period. Any other purchase payment must be at least $50 ($100 or $300 under certain forms of the contract). Prudential currently accepts subsequent purchase payments below this $100 minimum amount. We reserve the right to again require a $100 minimum at some future date.

      This statement of additional information is not a prospectus and should be read in conjunction with the contract's prospectus, dated May 1, 2002, which is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777, or by telephoning (888) PRU-2888.













                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 Broad Street
                         Newark, New Jersey 07102-3777
                           Telephone: (888) PRU-2888


QVIP1B

                                    CONTENTS

                                                                            PAGE

OTHER INFORMATION CONCERNING THE ACCOUNT
    Company ...............................................................  1
    Directors and Officers ................................................  1
    Further Information Regarding Previously Offered Individual Variable
      Investment Contracts ................................................  4
    Distribution of the Contract ..........................................  6
    Participation in Divisible Surplus ....................................  6
    Performance Information ...............................................  7
    Comparative Performance Information ...................................  9
    Experts ...............................................................  9
    Legal Opinions ........................................................  9
    Financial Statements ..................................................  9

FINANCIAL STATEMENTS OF THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE
  CONTRACT ACCOUNT ........................................................  A-1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
  COMPANY OF AMERICA AND SUBSIDIARIES .....................................  B-1

DETERMINATION OF ACCUMULATION UNIT VALUES AND OF THE AMOUNT OF
  MONTHLY VARIABLE ANNUITY PAYMENTS .......................................  C-1

                                     COMPANY

The Prudential Insurance Company of America ("Prudential") is a stock insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial") and is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states.


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                 DIRECTORS--2002

FRANKLIN E. AGNEW--Director since 1994 (current term expires June, 2002). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 68. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires June, 2002). Member, Audit Committee; Member, Corporate Governance Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age
66. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires June, 2002). Member, Investment Committee, Member Committee on Business Ethics. President and Chief Executive Officer, Q-Linx Inc. from January 2001 to December 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999 to 2000. Partner, McConnell Valdes, LLP in 1998. Former Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Mr. Casellas is also a director of The Swarthmore Group. Age 49. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires June, 2002). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998 to 2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications and Johnson & Johnson. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires June, 2002). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated and Science Applications International Corporation. Age 70. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires June, 2002). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company, DTE Energy Company, Gilmour Enterprises, Inc., Gilmour Ford, Inc., and Gilmour Properties, LLC. Age 67. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires June, 2002). Chairman, Corporate Governance Committee. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray is also a director of JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 60. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires June, 2002). Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a Director of CDL, Inc., Yankee Entertainment Sports

Network, Hampshire Management Company, James E. Hanson Management Company and Pascack Community Bank. Age 65. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires June, 2002). Member, Compensation Committee. Retired since 2002. Chairman and Chief Executive Officer, Owens Corning from 1992 to 2002. Mr. Hiner is also a Director of Dana Corporation, Owens Corning, and Kohler, Co. Age 67. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires June, 2002). Member, Compensation Committee; Member, Corporate Governance Committee. Guest Scholar, The Brookings Institution since 1993. Commissioner, US Commission on Civil Rights 1993 to 1998. Ms. Horner is also a director of Foster Wheeler Ltd., Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Age 60. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires June, 2002). Member, Audit Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Age 70. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires June, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Chemical Bank Chairman's Professor of Economics, Princeton University, where he has served on the faculty since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 69. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Director since 1994 (current term expires June, 2002). Member, Executive Committee; Member, Committee on Business Ethics; Member, Committee on Finance and Dividends. Chairman, Chief Executive Officer and President of Prudential Financial, Inc. since December, 2000. Chairman of the Board, Chief Executive Officer and President of The Prudential Insurance Company of America since 1994. Age 59. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires June, 2002). Member, Audit Committee. Chairman of the Volkhov International Business Incubator since 1995. Principal, Investment Strategies International from 1994 to 2000. Ms. Schmertz is also a principal of Microleasing, LLC. Age 67. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires June, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Age 71. Address:
5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires June, 2002). Member, Compensation Committee; Member, Audit Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. Age 70. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires June, 2002). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998 and Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 68. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires June, 2002). Member, Corporate Governance Committee; Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Apex Microtechnology Corporation. Age 61. Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires June, 2002). Chairman, Audit Committee; Member, Executive Committee; Member, Corporate Governance Committee. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Dr. Vagelos is also a director of Regeneron Pharmaceuticals, Inc. and Advanced Medicines, Inc. Age 72. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires June, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Partner, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 68. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires June, 2002). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Corporate Governance Committee. Consultant since 1997. Age 74. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN-- Chairman of the Board, Chief Executive Officer and President of The Prudential Insurance Company of America since 1994. Chairman, Chief Executive Officer and President of Prudential Financial, Inc. since December, 2000. Age 59.

VIVIAN BANTA--Executive Vice President, U.S. Consumer Group of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Individual Financial Services 2000 to 2001; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 51.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources of The Prudential Insurance Company of America since 2000 and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 48.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems of The Prudential Insurance Company of America since 1997 and Executive Vice President of Prudential Financial, Inc. since 2001. Age 55.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997. Age 49.

JEAN D. HAMILTON--Executive Vice President, Institutional of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Prudential Institutional 1998 to 2001; President, Diversified Group from 1995 to 1998. Age 55.

RODGER A. LAWSON--Executive Vice President, International Investment and Global Marketing of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, International Investments & Global Marketing Communications from 1998 to 2001; Executive Vice President, Marketing and Planning from 1996 to 1998. Age 55.

JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001 and Chairman and CEO of Prudential Securities since 2000; Executive Vice President, Global Asset Management 1998 to 2001 and Prudential Securities during 2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998. Age 48.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer of The Prudential Insurance Company of America since 1997 and Senior Vice President and Chief Financial Officer of Prudential Financial, Inc. since 2001; Controller, Salomon Brothers from 1995 to 1997. Age 54.

ANTHONY S. PISZEL--Senior Vice President and Comptroller of The Prudential Insurance Company of America since 2000 and Senior Vice President and Comptroller of Prudential Financial, Inc. since 2001; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998. Age 47.000.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer of The Prudential Insurance Company of America since 2000 and Senior Vice President and Treasurer of Prudential Financial, Inc. since 2002. Vice President and Treasurer from 1995 to 2000. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary of The Prudential Insurance Company of America since 1995 and Vice President and Secretary of Prudential Financial, Inc. since 2001. Age 44.


                FURTHER INFORMATION REGARDING PREVIOUSLY OFFERED
               QUALIFIED INDIVIDUAL VARIABLE INVESTMENT CONTRACTS

             ANNUITY OPTIONS UNDER THE WVA-83 AND QVIP-84 CONTRACTS

If you own a WVA-83 contract or a QVIP-84 contract, the following provisions of this section apply to you. You have considerable flexibility in selecting an annuity: (1) you may select either a fixed-dollar or variable annuity (a variable annuity is not available under Other Annuity Options described in item 5 below) or both; (2) you may select more than one annuity option; (3) if you select a variable annuity, you may apply the value of your variable account to only one or to two or more subaccounts, and not necessarily the same subaccount distribution as you used before selecting an annuity. However, the initial minimum monthly payment amount will be applicable to each payee, each annuity, and each subaccount selected.

If you are covered under a tax-deferred annuity subject to Section 403(b) of the Code and do not elect to effect an annuity before the date described in the endorsement to your contract with respect to pre-1987 benefit accruals, a variable life annuity with 120 payments certain will be purchased for you on the first day of the month following such date. If any tax-deferred annuity contractowner (with respect to post-1986 benefit accruals) or any other contractowner has not elected to purchase an annuity before the end of his tax year in which such election is required by or for the retirement arrangement under which he is covered, a variable life annuity with 120 payments certain, payable as described in item 2 below, will be purchased for him on the first day of the month preceding the end of such tax year, unless a joint and survivor annuity payout is required by ERISA, in which case a variable joint and survivor annuity, payable as described in item 3 below, will be purchased for him.

Except as provided in the Annuity Certain option described in item 4 below, and under certain forms of annuity available under the Other Annuity Options described in item 5 below, once annuity payments begin, the annuitant cannot surrender the annuity benefit and receive a one-sum payment instead of regular annuity payments. However, as described under TRANSFERS in the prospectus, if a variable annuity is selected, the annuitant may transfer the annuity funds between subaccounts up to four times each contract year.

Additionally, an annuitant who is receiving a variable annuity may convert all or a part of the variable annuity to a fixed-dollar annuity, provided: (1) the fixed-dollar annuity is the same form of annuity as the variable annuity and has the same certain or specified period as remained under the variable annuity on the conversion date, (2) the present value on the conversion date of the variable annuity, or portion of the variable annuity to be converted, calculated in accordance with the contract, must produce a monthly payment of at least $20 under the fixed-dollar annuity, and (3) if only a portion of the variable annuity is converted, the annuity units remaining in the unconverted portion must be sufficient to produce a monthly payment on the conversion date of at least $20.

After annuity payments begin, conversion may not be made from a fixed-dollar annuity to a variable annuity.

The forms of annuity from which you may select are listed below. Under each, (1) variable annuity payments can be expected to vary from month to month according to the investment experience of the portfolio or portfolios in which your variable account is invested, or (2) fixed-dollar annuity payments will be in monthly installments of a guaranteed amount. For the reason explained on page C-1 of this statement of additional information, if the assets of the subaccount which you have selected do not earn an investment return of 4.7% a year, the amount of payments under a variable annuity will decrease; conversely, if the assets of the subaccount(s) which you have selected earn an investment return of more than 4.7% a year, variable annuity payments will increase. If you choose to convert your variable account into an annuity, but fail to select one or more of the annuity options, we will provide the annuitant with a variable life annuity with 120 payments certain.

1. LIFE ANNUITY. Payments will be made to the annuitant monthly during his or her lifetime and will end with the last monthly payment before his or her death. Should the annuitant die within a few years after payments begin, total payments received will probably be substantially less than the value of your variable account when annuity payments first began, and as little as one payment could be received under this form of annuity.

2. LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary designated by the annuitant unless he or she chooses to do so. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, we will discount each such payment at an interest-rate of 3.5% a year. The monthly payments under this form of annuity will be slightly lower than those payable under the life annuity described above.

3. JOINT AND SURVIVOR LIFE ANNUITY. Payments will be made to the annuitant monthly during his or her lifetime and, if the annuitant's spouse is living at the time of the annuitant's death, to the spouse until his or her death. The monthly payments to the spouse will be equal to those that would have been received by the annuitant if he or she had survived unless a different amount is required by applicable law or regulation or by the terms of a plan, including joint and 50% spouse survivor annuity. Monthly payments under this form of annuity will be less than the payments under either of the forms described above.

4. ANNUITY CERTAIN. Payments will be made to the annuitant monthly for a period of 60, 120, 180 or 240 months. During this period, the annuitant may elect to receive a lump sum payment in lieu of the remaining monthly payments or to receive a partial lump sum payment with reduced monthly payments thereafter. Any partial lump sum payment must be $300 or more. Also, the initial reduced monthly payment must equal to or exceed $20. If the annuitant dies during the annuity-certain period, monthly payments will not continue to the beneficiary you designate unless you so select. Instead, the beneficiary will receive a lump sum payment. The amount of the lump sum payment (or partial lump sum payment) is determined by discounting each remaining unpaid monthly payment (or the amount by which each remaining monthly payment is reduced as a result of a partial lump sum payment) at an interest-rate of 3.5% a year. This will be paid to the annuitant or the annuitant's beneficiary, whichever is applicable.

5. OTHER ANNUITY OPTIONS. You may choose to receive the proceeds of your contract fund in the form of payments like those of any annuity or life annuity offered at your annuity date. Under the Supplemental Life Annuity option, Prudential will waive withdrawal charges that might be applicable under options 1-4. Further, if you select option 1, 2, 3 or 4 without a right of withdrawal, Prudential will effect that option under the Other Annuity Option if doing so provides greater monthly payments.


                      DIFFERENCES UNDER THE WVQ-83 CONTRACT

The descriptions of The Prudential Qualified Individual Variable Annuity Contract in the prospectus generally apply to the VIP-86 contract (currently offered for sale), the QVIP-84 contract and the WVQ-83 contract. Although differences among the three forms of contract have been described, additional differences between the earlier WVQ-83 contract and the two later forms of the contract are set forth below.

   1. SALES CHARGES ON WITHDRAWALS . . . Under the WVQ-83 contract, any amount that you withdraw will be treated, for the purpose of determining the sales charge, as a withdrawal of purchase payments, rather than investment income, until you have withdrawn your total purchase payments. There will be no sales charge on amounts withdrawn after all purchase payments have been withdrawn. For sales charge purposes, purchase payments are deemed to be withdrawn on a first-in, first-out basis. The amount of the sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since you made the particular purchase payments deemed to be withdrawn. The 10% free withdrawal privilege will be applied toward the total amount withdrawn.

   2. DETERMINATION OF MINIMUM AMOUNT PAYABLE TO A BENEFICIARY . . . Under the WVQ-83 contract, the minimum amount payable to the beneficiary (due to the death of the annuitant prior to age 65 and before the annuity date) will be equal to the total amount of purchase payment you have made, less any withdrawals (i.e., there is no proportional reduction of the minimum amount as is the case under the QVIP-84 contract and the VIP-86 contract).

   3. MODIFICATION OF SENTENCE ON PAGE C-1 OF THE STATEMENT OF ADDITIONAL INFORMATION . . . The second sentence in the next to last paragraph under section B, "Determination of the Amount of Monthly Variable Annuity Payment", as it applies to the WVQ-83 Contract, is modified to read: "For example, for a person of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1,000 Annuity Units will result in the payment each month of an amount equal to the value of 5.73 Annuity Units."

   4. DETERMINATION OF AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS . . . Under the WVQ-83 contract, the amount of each monthly variable annuity payment made on the first day of the month will be equal to the Annuity Units (determined as described on page C-1 of the statement of additional information) multiplied by the Annuity Unit Value at the end of that day, if a business day, or otherwise at the end of the last preceding business day.


                          DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2001, 2000 and 1999, $9,882,075, $11,905,455 and $2,011,247, respectively, were paid to PIMS for its services as principal underwriter. During 2001, 2000 and 1999, PIMS retained none of these commissions.

Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is a compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                       PARTICIPATION IN DIVISIBLE SURPLUS

During 2001, Prudential completed its transition from a mutual life insurance company to a stock life insurance company. When Prudential was a mutual insurer, every owner of a Prudential contract participated in Prudential's divisible surplus according to an annual determination of Prudential's Board of Directors as to the portion, if any, of such divisible surplus attributable to that class of contract. As a consequence of Prudential's conversion to a stock life insurer, ownership of a Prudential contract no longer confers the right to participate in Prudential's surplus or profits.

                             PERFORMANCE INFORMATION

The tables that follow provide performance information for each subaccount through December 31, 2001. The performance information is based on historical experience and does not indicate or represent future performance.


                           AVERAGE ANNUAL TOTAL RETURN

TABLE 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2001 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the contract.

                                               TABLE 1


                                     AVERAGE ANNUAL TOTAL RETURN
                                                                                             FROM DATE
                                                                                             SUBACCOUNT
                                                            ONE YEAR  FIVE YEARS  TEN YEARS  ESTABLISHED
                                                  DATE       ENDED       ENDED      ENDED     THROUGH
               SUBACCOUNT                      ESTABLISHED  12/31/01    12/31/01   12/31/01   12/31/01
DIVERSIFIED BOND PORTFOLIO ..................     06/83      -1.56%       4.38%      5.69%      7.41%
GOVERNMENT INCOME PORTFOLIO .................     05/89      -0.48%       5.37%      5.72%      6.89%
CONSERVATIVE BALANCED PORTFOLIO .............     06/83     -10.44%       3.78%      6.32%      8.02%
FLEXIBLE MANAGED PORTFOLIO ..................     05/83     -14.07%       3.51%      7.03%      8.85%
HIGH YIELD BOND PORTFOLIO ...................     02/87      -8.89%      -0.74%      5.42%      5.01%
STOCK INDEX PORTFOLIO .......................     10/87     -20.36%       8.63%     11.34%     12.96%
EQUITY PORTFOLIO ............................     06/83     -19.50%       5.16%     10.81%     11.62%
JENNISON PORTFOLIO ..........................     05/95     -26.49%       9.88%       N/A      13.30%
SMALL CAPITALIZATION STOCK
PORTFOLIO ...................................     05/95      -2.96%       8.92%       N/A      12.70%
GLOBAL PORTFOLIO ............................     05/89     -25.86%       4.24%      8.16%      6.73%
NATURAL RESOURCES PORTFOLIO..................     05/88     -18.41%       4.06%      9.69%      9.83%
PRUDENTIAL VALUE PORTFOLIO ..................     02/88     -10.50%       9.33%     11.86%     12.15%


The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: Px(1+T)(n)= ERA. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; n is the number of years; and ERA is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period. The annual contract fee is included, however, it applies only if the contract fund is less than $10,000.

                            NON-STANDARD TOTAL RETURN

TABLE 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the contractowner annuitizes at the end of the period.


                                               TABLE 2


                         AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                             FROM DATE
                                                                                             SUBACCOUNT
                                                            ONE YEAR  FIVE YEARS  TEN YEARS  ESTABLISHED
                                                  DATE       ENDED       ENDED      ENDED     THROUGH
               SUBACCOUNT                      ESTABLISHED  12/31/01    12/31/01   12/31/01   12/31/01

DIVERSIFIED BOND PORTFOLIO ..................     06/83       6.64%       5.14%      5.69%      7.41%
GOVERNMENT INCOME PORTFOLIO .................     05/89       7.72%       6.10%      5.72%      6.89%
CONSERVATIVE BALANCED PORTFOLIO .............     06/83      -2.24%       4.56%      6.32%      8.02%
FLEXIBLE MANAGED PORTFOLIO ..................     05/83      -5.87%       4.30%      7.03%      8.85%
HIGH YIELD BOND PORTFOLIO ...................     02/87      -0.69%       0.19%      5.42%      5.01%
STOCK INDEX PORTFOLIO .......................     10/87     -12.16%       9.28%     11.34%     12.96%
EQUITY PORTFOLIO ............................     06/83     -11.30%       5.90%     10.81%     11.62%
JENNISON PORTFOLIO ..........................     05/95     -18.29%      10.51%       N/A      13.30%
SMALL CAPITALIZATION STOCK
PORTFOLIO ...................................     05/95       5.24%       9.57%       N/A      12.70%
GLOBAL PORTFOLIO ............................     05/89     -17.66%       5.00%      8.16%      6.73%
NATURAL RESOURCES PORTFOLIO..................     05/88     -10.21%       4.84%      9.69%      9.83%
PRUDENTIAL VALUE PORTFOLIO ..................     02/88      -2.30%       9.96%     11.86%     12.15%

TABLE 3 shows the cumulative total return for the subaccounts, assuming no withdrawal.

                                               TABLE 3


                           CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                             FROM DATE
                                                                                             SUBACCOUNT
                                                            ONE YEAR  FIVE YEARS  TEN YEARS  ESTABLISHED
                                                  DATE       ENDED       ENDED      ENDED     THROUGH
               SUBACCOUNT                      ESTABLISHED  12/31/01    12/31/01   12/31/01   12/31/01
DIVERSIFIED BOND PORTFOLIO ..................     06/83       6.64%      28.51%     73.92%     276.71%
GOVERNMENT INCOME PORTFOLIO .................     05/89       7.72%      60.78%    206.67%     390.42%
CONSERVATIVE BALANCED PORTFOLIO .............     06/83      -2.24%      26.65%    152.12%     260.25%
FLEXIBLE MANAGED PORTFOLIO ..................     05/83      -5.87%      35.63%     64.81%      81.58%
HIGH YIELD BOND PORTFOLIO ...................     02/87      -0.69%      33.22%    179.18%     670.14%
STOCK INDEX PORTFOLIO .......................     10/87     -12.16%       0.95%     69.56%     106.82%
EQUITY PORTFOLIO ............................     06/83     -11.30%      24.99%     84.54%     319.49%
JENNISON PORTFOLIO ..........................     05/95     -18.29%      34.47%     74.41%     132.58%
SMALL CAPITALIZATION STOCK
PORTFOLIO ...................................     05/95       5.24%      55.83%    192.67%     464.49%
GLOBAL PORTFOLIO ............................     05/89     -17.66%      57.90%       N/A      121.97%
NATURAL RESOURCES PORTFOLIO..................     05/88     -10.21%      27.65%    119.15%     128.09%
PRUDENTIAL VALUE PORTFOLIO ..................     02/88      -2.30%      64.81%       N/A      129.94%


                          MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 29, 2001 were 0.70% and 0.70%, respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1.20% charge for mortality and expense risks. It does not reflect the deferred sales charge. It does reflect the annual contract fee, however it will only be charged if the Contract Fund is less than $10,000.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((base period return + 1) 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.


                       COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, The New York Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.


                                     EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the Prudential Qualified Individual Variable Contract Account as of December 31, 2001 and for each of the two years in the period then ended included in this statement of additional information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


                                 LEGAL OPINIONS

Shea & Gardner of Washington, D.C., has provided advice on certain matters relating to the federal securities laws in connection with the contract.


                              FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the contracts.


                                                       FINANCIAL STATEMENTS OF
                                    THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001


                                                                                         SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                              Money       Diversified                     Flexible    Conservative
                                                             Market          Bond          Equity         Managed       Balanced
                                                            Portfolio       Portfolio     Portfolio      Portfolio      Portfolio
                                                           ------------   ------------   ------------   ------------   ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, at net asset value [Note 3] ............   $ 86,439,751   $ 89,433,182   $559,937,976   $548,339,771   $530,521,793

  Receivable from The Prudential
    Insurance Company of America [Note 2] ..............          2,882              0              0          5,486         75,714
                                                           ------------   ------------   ------------   ------------   ------------
  Net Assets ...........................................   $ 86,442,633   $ 89,433,182   $559,937,976   $548,345,257   $530,597,507
                                                           ============   ============   ============   ============   ============

NET ASSETS, representing:
  Accumulation units of contract owners [Note 9] .......   $ 86,439,751   $ 89,433,182   $559,937,976   $548,339,771   $530,521,793

  Contracts in payout (annuitization) period [Note 2] ..          2,882              0              0          5,486         75,714
                                                           ------------   ------------   ------------   ------------   ------------
                                                           $ 86,442,633   $ 89,433,182   $559,937,976   $548,345,257   $530,597,507
                                                           ============   ============   ============   ============   ============
  Units outstanding ....................................     35,419,305     23,417,774     74,402,156    114,712,313    124,680,214
                                                           ============   ============   ============   ============   ============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A1


                                         SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------
                                                                                                           Small
 High Yield        Stock                        Natural                     Government    Prudential    Capitalization
    Bond           Index          Value        Resources      Global         Income        Jennison        Stock
 Portfolio       Portfolio     Portfolio       Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
------------   ------------   ------------   ------------   ------------   ------------   ------------  --------------



$ 31,622,918   $325,637,004   $206,246,468   $ 51,440,218   $ 97,003,164   $ 53,168,301   $212,134,095    $ 73,982,553

           0              0              0              0              0              0              0               0
------------   ------------   ------------   ------------   ------------   ------------   ------------    ------------
$ 31,622,918   $325,637,004   $206,246,468   $ 51,440,218   $ 97,003,164   $ 53,168,301   $212,134,095    $ 73,982,553
============   ============   ============   ============   ============   ============   ============    ============



$ 31,622,918   $325,637,004   $206,246,468   $ 51,440,218   $ 97,003,164   $ 53,168,301   $212,134,095    $ 73,982,553
           0              0              0              0              0              0              0               0
------------   ------------   ------------   ------------   ------------   ------------   ------------    ------------
$ 31,622,918   $325,637,004   $206,246,468   $ 51,440,218   $ 97,003,164   $ 53,168,301   $212,134,095    $ 73,982,553
============   ============   ============   ============   ============   ============   ============    ============
  15,342,664     72,257,480     42,351,187     14,516,741     42,184,092     22,918,359     91,955,549      33,453,260
============   ============   ============   ============   ============   ============   ============    ============



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A2


                                                       FINANCIAL STATEMENTS OF
                                    THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT


STATEMENTS OF OPERATIONS
For the year ended December 31, 2001


                                                                                   SUBACCOUNTS
                                                  --------------------------------------------------------------------------------
                                                      Money        Diversified                        Flexible       Conservative
                                                      Market          Bond            Equity          Managed          Balanced
                                                    Portfolio       Portfolio        Portfolio       Portfolio         Portfolio
                                                  -------------   -------------    -------------    -------------    -------------
INVESTMENT INCOME
  Dividend Income ............................    $   3,367,180   $   5,292,864    $   5,037,297    $  21,992,376    $  19,295,731
                                                  -------------   -------------    -------------    -------------    -------------

EXPENSES
  Charges for assuming mortality risk
    and expense risk [Note 4A] ...............        1,010,807       1,022,609        7,350,049        7,099,071        6,846,869
                                                  -------------   -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS) .................        2,356,373       4,270,255       (2,312,752)      14,893,305       12,448,862
                                                  -------------   -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .......                0               0       33,060,480        8,808,100        5,662,353
  Realized gain (loss) on shares redeemed ....                0         336,495       (6,278,879)      (3,205,814)      (2,148,784)
  Net change in unrealized gain (loss) on
    investments ..............................                0        (147,184)    (109,185,655)     (64,870,591)     (35,787,720)
                                                  -------------   -------------    -------------    -------------    -------------
NET GAIN (LOSS) ON INVESTMENTS ...............                0         189,311      (82,404,054)     (59,268,305)     (32,274,151)
                                                  -------------   -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................    $   2,356,373   $   4,459,566    $ (84,716,806)   $ (44,375,000)   $ (19,825,289)
                                                  =============   =============    =============    =============    =============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A3


                                                 SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Small
 High Yield         Stock                         Natural                       Government      Prudential     Capitalization
    Bond            Index          Value         Resources        Global          Income         Jennison          Stock
 Portfolio        Portfolio      Portfolio       Portfolio       Portfolio       Portfolio       Portfolio        Portfolio
------------    ------------    ------------    ------------    ------------    ------------    ------------   --------------


$  3,961,976    $  3,551,283    $  3,359,156    $  1,405,940    $    377,434    $  3,010,693    $    394,734    $    354,902
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------




     410,150       4,295,858       2,551,338         661,079       1,325,225         611,245       2,837,524         829,506
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   3,551,826        (744,575)        807,818         744,861        (947,791)      2,399,448      (2,442,790)       (474,604)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------




           0      19,377,402      19,786,522       3,769,572      25,923,214               0       2,389,776       9,392,110
  (1,479,731)     20,208,960       1,152,729       1,116,454        (319,301)        324,516      (8,623,264)         12,310

  (2,562,839)    (93,123,287)    (29,188,801)    (12,660,214)    (48,769,149)        586,178     (47,871,262)     (6,025,116)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  (4,042,570)    (53,536,925)     (8,249,550)     (7,774,188)    (23,165,236)        910,694     (54,104,750)      3,379,304
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

$   (490,744)   $(54,281,500)   $ (7,441,732)   $ (7,029,327)   $(24,113,027)   $  3,310,142    $(56,547,540)   $  2,904,700
============    ============    ============    ============    ============    ============    ============    ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A4


                                                       FINANCIAL STATEMENTS OF
                                    THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000


                                                                              SUBACCOUNTS
                                      ---------------------------------------------------------------------------------------------
                                             Money Market                  Diversified Bond                     Equity
                                               Portfolio                       Portfolio                       Portfolio
                                      -----------------------------   -----------------------------   -----------------------------
                                          2001             2000            2001           2000             2001           2000
                                      -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS
  Net investment income (loss) ....   $   2,356,373   $   4,075,190   $   4,270,255   $   4,005,580   $  (2,312,752)  $   4,902,643
  Capital gains distributions
    received ......................               0               0               0          10,636      33,060,480     117,109,298
  Realized gain (loss) on shares
    redeemed ......................               0               0         336,495         232,262      (6,278,879)     22,061,560
  Net change in unrealized gain
    (loss) on investments .........               0               0        (147,184)      2,266,101    (109,185,655)   (135,588,033)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS .................       2,356,373       4,075,190       4,459,566       6,514,579     (84,716,806)      8,485,468
                                      -------------   -------------   -------------   -------------   -------------   -------------

CONTRACT OWNER
  TRANSACTIONS
  Contract Owner Net Payments .....       3,559,082       1,256,553       2,836,656       3,135,184      16,368,374      22,577,746
  Annuity Payments ................            (463)           (596)           (591)         (1,114)              0               0
  Surrenders, Withdrawals, and
    Death Benefits ................     (21,040,368)    (23,897,321)    (12,033,839)    (14,153,933)    (73,870,285)   (120,652,885)
  Net Transfers From (To)
    Other Subaccounts or Fixed
    Rate Option ...................      23,319,133      (6,795,651)     14,165,584      (7,398,124)    (11,780,718)    (42,566,757)
  Deferred Sales and Other
    Charges .......................         (58,658)        (61,305)        (72,944)        (72,773)       (573,199)       (614,681)
                                      -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ....................       5,778,726     (29,498,320)      4,894,866     (18,490,760)    (69,855,828)   (141,256,577)
                                      -------------   -------------   -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...................       8,135,099     (25,423,130)      9,354,432     (11,976,181)   (154,572,634)   (132,771,109)

NET ASSETS:
  Beginning of year ...............      78,307,534     103,730,664      80,078,750      92,054,931     714,510,610     847,281,719
                                      -------------   -------------   -------------   -------------   -------------   -------------
  End of year .....................   $  86,442,633   $  78,307,534   $  89,433,182   $  80,078,750   $ 559,937,976   $ 714,510,610
                                      =============   =============   =============   =============   =============   =============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A5


                                                   SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------
     Flexible Managed                 Conservative Balanced             High Yield Bond                 Stock Index
         Portfolio                         Portfolio                       Portfolio                     Portfolio
-----------------------------   -----------------------------   -----------------------------   -----------------------------
     2001            2000           2001            2000             2001           2000           2001             2000
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

$  14,893,305   $  17,144,195   $  12,448,862   $  16,829,533   $   3,551,826   $   4,232,645   $    (744,575)  $  (1,647,877)

    8,808,100      10,811,147       5,662,353       4,915,168               0               0      19,377,402      14,971,767

   (3,205,814)     12,405,671      (2,148,784)      8,315,500      (1,479,731)     (1,365,932)     20,208,960      24,538,418

  (64,870,591)    (60,656,308)    (35,787,720)    (41,510,494)     (2,562,839)     (6,633,479)    (93,123,287)    (86,601,896)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------



  (44,375,000)    (20,295,295)    (19,825,289)    (11,450,293)       (490,744)     (3,766,766)    (54,281,500)    (48,739,588)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------



   13,108,286      18,598,774      11,994,426      16,474,294       1,132,953       1,473,652      13,751,976      19,335,911
       (2,101)         (2,332)        (13,808)        (16,331)              0               0               0               0

  (78,531,043)   (132,561,582)    (87,401,215)   (122,581,119)     (5,298,524)     (7,504,596)    (46,460,698)    (70,952,257)


  (14,259,617)    (50,820,948)    (13,465,357)    (48,325,490)        560,772      (5,404,066)    (12,622,787)     18,732,853

     (622,665)       (692,969)       (464,723)       (515,308)        (33,778)        (35,455)       (322,569)       (325,609)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------





  (80,307,140)   (165,479,057)    (89,350,677)   (154,963,954)     (3,638,577)    (11,470,465)    (45,654,078)    (33,209,102)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


 (124,682,140)   (185,774,352)   (109,175,966)   (166,414,247)     (4,129,321)    (15,237,231)    (99,935,578)    (81,948,690)


  673,027,397     858,801,749     639,773,473     806,187,720      35,752,239      50,989,470     425,572,582     507,521,272
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$ 548,345,257   $ 673,027,397   $ 530,597,507   $ 639,773,473   $  31,622,918   $  35,752,239   $ 325,637,004   $ 425,572,582
=============   =============   =============   =============   =============   =============   =============   =============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A6


                                                       FINANCIAL STATEMENTS OF
                                    THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000


                                                                        SUBACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                                Value                    Natural Resources                    Global
                                              Portfolio                       Portfolio                      Portfolio
                                    -----------------------------   -----------------------------   -----------------------------
                                         2001           2000            2001            2000            2001            2000
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS
  Net investment income (loss) ...  $     807,818   $   2,249,361   $     744,861   $     122,642   $    (947,791)  $    (739,490)
  Capital gains distributions
    received .....................     19,786,522      15,710,571       3,769,572               0      25,923,214      10,591,106

  Realized gain (loss) on shares
    redeemed .....................      1,152,729       3,275,441       1,116,454       1,168,587        (319,301)      2,136,306
  Net change in unrealized gain
    (loss) on investments ........    (29,188,801)      5,124,899     (12,660,214)     14,687,324     (48,769,149)    (44,471,742)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ................     (7,441,732)     26,360,272      (7,029,327)     15,978,553     (24,113,027)    (32,483,820)
                                    -------------   -------------   -------------   -------------   -------------   -------------

CONTRACT OWNER
  TRANSACTIONS
  Contract Owner Net Payments ....      6,381,597       7,740,584       1,911,868       1,800,882       5,037,981       8,356,518
  Annuity Payments ...............              0               0               0               0               0               0
  Surrenders, Withdrawals, and
    Death Benefits ...............    (26,419,756)    (33,076,544)     (6,016,891)     (7,670,916)    (13,235,007)    (21,119,387)
  Net Transfers From (To)
    Other Subaccounts or Fixed
    Rate Option ..................      8,188,140     (16,303,045)      2,434,846       3,821,907      (6,889,625)     34,666,074
  Deferred Sales and Other
    Charges ......................       (170,126)       (165,645)        (49,733)        (43,506)        (98,496)        (97,114)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ...................    (12,020,145)    (41,804,650)     (1,719,910)     (2,091,633)    (15,185,147)     21,806,091
                                    -------------   -------------   -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................    (19,461,877)    (15,444,378)     (8,749,237)     13,886,920     (39,298,174)    (10,677,729)

NET ASSETS:
  Beginning of year ..............    225,708,345     241,152,723      60,189,455      46,302,535     136,301,338     146,979,067
                                    -------------   -------------   -------------   -------------   -------------   -------------
  End of year ....................  $ 206,246,468   $ 225,708,345   $  51,440,218   $  60,189,455   $  97,003,164   $ 136,301,338
                                    =============   =============   =============   =============   =============   =============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A7


                                       SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------
                                                                                    Small
      Government Income                  Prudential Jennison                 Capitalization Stock
          Portfolio                           Portfolio                            Portfolio
-------------------------------     -------------------------------     -------------------------------
     2001             2000              2001              2000              2001              2000
-------------     -------------     -------------     -------------     -------------     -------------

$   2,399,448     $   3,203,893     $  (2,442,790)    $  (3,899,503)    $    (474,604)    $    (422,893)

            0           148,757         2,389,776        42,885,493         9,392,110         3,338,058

      324,516           505,615        (8,623,264)        1,234,111            12,310           332,947

      586,178         1,618,379       (47,871,262)     (112,060,963)       (6,025,116)        3,328,283
-------------     -------------     -------------     -------------     -------------     -------------


    3,310,142         5,476,644       (56,547,540)      (71,840,862)        2,904,700         6,576,395
-------------     -------------     -------------     -------------     -------------     -------------



    1,403,317         1,156,035        14,418,306        23,235,006         4,056,930         5,151,002
            0                 0                 0                 0                 0                 0

   (7,503,969)      (10,133,272)      (27,773,742)      (44,737,825)       (7,856,466)       (8,272,170)


    6,310,281        (7,610,061)      (16,455,553)      117,021,397         5,540,659        11,714,222

      (37,389)          (40,707)         (266,937)         (243,928)          (75,768)          (62,751)
-------------     -------------     -------------     -------------     -------------     -------------





      172,240       (16,628,005)      (30,077,926)       95,274,650         1,665,355         8,530,303
-------------     -------------     -------------     -------------     -------------     -------------


    3,482,382       (11,151,361)      (86,625,466)       23,433,788         4,570,055        15,106,698


   49,685,919        60,837,280       298,759,561       275,325,773        69,412,498        54,305,800
-------------     -------------     -------------     -------------     -------------     -------------
$  53,168,301     $  49,685,919     $ 212,134,095     $ 298,759,561     $  73,982,553     $  69,412,498
=============     =============     =============     =============     =============     =============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14


                                                                 A8

                        NOTES TO FINANCIAL STATEMENTS OF
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                DECEMBER 31, 2001

NOTE 1: GENERAL

          The Prudential Qualified Individual Variable Contract Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on October 12, 1982 by a resolution of Prudential's Board of Directors, in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of The Qualified Variable Investment Plan ("QVIP") are invested in the Account.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. QVIP offers the option to invest in various subaccounts, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). Options available to the QVIP contract owners which invest in a corresponding portfolio of the Series Fund are: Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio.

          The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

          Contracts in payout (annuitization) period--Contracts in payout (annuitization) period is the reserve for currently payable contracts and is computed using the following: the 1983 A Mortality Table, the investment results of annuitants' subaccounts, an assumed investment result of 3.5% and various valuation interest rates ranging from 7.25% to 8.75%, depending on the contract's year of issue.

          Receivable from The Prudential Insurance Company of America--The receivable represents amounts due from Prudential to fund annuitant reserves. The receivable does not have an effect on the contract owner's account or the related unit value.

                                       A9

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

          The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 2001 were as follows:


                                                                          PORTFOLIOS
                                         ----------------------------------------------------------------------------
                                            Money        Diversified                       Flexible      Conservative
                                            Market           Bond           Equity         Managed         Balanced
                                         ------------    ------------    ------------    ------------    ------------
          Number of shares (rounded):       8,643,975       7,872,639      27,327,378      37,075,035      38,752,505
          Net asset value per share:     $      10.00    $      11.36    $      20.49    $      14.79    $      13.69
          Cost:                          $ 86,439,751    $ 86,965,561    $639,910,420    $592,327,803    $559,080,523


                                                                    PORTFOLIOS (Continued)
                                         ----------------------------------------------------------------------------
                                          High Yield         Stock                         Natural
                                             Bond            Index           Value        Resources         Global
                                         ------------    ------------    ------------    ------------    ------------
          Number of shares (rounded):       5,856,096      10,291,941      11,515,716       2,691,796       6,344,223
          Net asset value per share:     $       5.40    $      31.64    $      17.91    $      19.11    $      15.29
          Cost:                          $ 44,177,502    $221,130,273    $203,028,039    $ 45,611,522    $117,609,021


                                                   PORTFOLIOS (Continued)
                                         ---------------------------------------------
                                                                            Small
                                          Government      Prudential    Capitalization
                                            Income         Jennison         Stock
                                         ------------    ------------    ------------
          Number of shares (rounded):       4,336,729      11,423,484       4,779,235
          Net asset value per share:     $      12.26    $      18.57    $      15.48
          Cost:                          $ 50,050,197    $273,676,649    $ 70,944,103

                                       A10

NOTE 4: CHARGES AND EXPENSES

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at effective annual rates of 0.8% and 0.4%, respectively (for a total of 1.2% per year) are applied daily against the net assets held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

          B.   Deferred Sales Charge

               A deferred sales charge is imposed upon the withdrawals of certain purchase payments to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since the contract owner or annuitant made the purchase payments deemed to be withdrawn. No sales charge is made against the withdrawal of investment income. A reduced sales charge is imposed in connection with the withdrawal of a purchase payment to effect an annuity if three or more contract years have elapsed since the contract date, unless the annuity effected is an annuity certain. No sales charge is imposed on death benefit payments or on transfers made between subaccounts.

          C.   Annual Maintenance Charge

               An annual maintenance charge of $30 will be deducted if and only if the contract fund is less than $10,000 on a contract anniversary or at the time of a full withdrawal, including a withdrawal to effect an annuity. The charge is made by reducing accumulation units credited to a contract owner's account.

NOTE 5: TAXES

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

                                       A11

NOTE 6: UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 2001 and 2000 were as follows:


                                                                            SUBACCOUNTS
                                         ---------------------------------------------------------------------------------
                                               Money Market               Diversified Bond               Equity
                                                Portfolio                    Portfolio                  Portfolio
                                         -------------------------   -------------------------   -------------------------
                                             2001         2000          2001          2000          2001          2000
                                         -----------   -----------   -----------   -----------   -----------   -----------
          Contract Owner Contributions:   19,473,713    18,655,826     5,538,303     1,905,055     2,838,081     4,819,534
          Contract Owner Redemptions:    (17,060,857)  (31,546,316)   (4,285,167)   (7,367,367)  (11,766,025)  (22,335,176)


                                                                      SUBACCOUNTS (Continued)
                                         ---------------------------------------------------------------------------------
                                            Flexible Managed          Conservative Balanced          High Yield Bond
                                                Portfolio                   Portfolio                   Portfolio
                                         -------------------------   -------------------------   -------------------------
                                             2001         2000          2001          2000          2001          2000
                                         -----------   -----------   -----------   -----------   -----------   -----------
          Contract Owner Contributions:    3,182,365     5,046,205     3,883,979     5,140,458     1,957,053     2,243,255
          Contract Owner Redemptions:    (19,701,319)  (36,898,219)  (24,775,503)  (39,959,294)   (3,680,712)   (7,326,814)


                                                                      SUBACCOUNTS (Continued)
                                         ---------------------------------------------------------------------------------
                                               Stock Index                    Value                  Natural Resources
                                                Portfolio                   Portfolio                    Portfolio
                                         -------------------------   -------------------------   -------------------------
                                             2001         2000          2001          2000          2001          2000
                                         -----------   -----------   -----------   -----------   -----------   -----------
          Contract Owner Contributions:    4,759,282    11,705,377     4,157,230     3,508,842     2,815,394     3,613,864
          Contract Owner Redemptions:    (14,575,014)  (17,614,426)   (6,656,988)  (13,385,233)   (3,392,317)   (4,315,674)


                                                                      SUBACCOUNTS (Continued)
                                         ---------------------------------------------------------------------------------
                                                   Global                Government Income         Prudential Jennison
                                                 Portfolio                   Portfolio                  Portfolio
                                         -------------------------   -------------------------   -------------------------
                                             2001         2000          2001          2000          2001          2000
                                         -----------   -----------   -----------   -----------   -----------   -----------
          Contract Owner Contributions:    3,156,183    15,353,138     4,683,748     1,623,328    10,576,827    47,119,229
          Contract Owner Redemptions:     (9,228,551)   (9,429,602)   (4,637,251)   (9,960,955)  (23,240,690)  (21,221,903)

                                          SUBACCOUNTS (Continued)
                                         -------------------------
                                         Small Capitalization Stock
                                                Portfolio
                                         -------------------------
                                            2001          2000
                                         -----------   -----------
          Contract Owner Contributions:    6,641,472    11,518,502
          Contract Owner Redemptions:     (5,928,411)   (7,334,001)

                                       A12

NOTE 7: PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2001 were as follows:


                                                               PORTFOLIOS
                               ----------------------------------------------------------------------------
                                  Money        Diversified        Equity         Flexible      Conservative
                                  Market          Bond          Portfolio         Managed        Balanced
                               ------------    ------------    ------------    ------------    ------------
          Purchases ......     $ 23,931,735    $ 10,730,004    $    275,923    $          0    $          0
          Sales ..........     $(19,163,665)   $ (6,850,525)   $(77,481,801)   $(87,403,846)   $(96,184,221)


                                                         PORTFOLIOS (Continued)
                               ----------------------------------------------------------------------------
                                High Yield        Stock                          Natural
                                   Bond           Index           Value         Resources         Global
                               ------------    ------------    ------------    ------------    ------------
          Purchases ......     $  1,316,070    $    698,881    $  2,403,805    $  4,189,775    $    188,480
          Sales ..........     $ (5,364,798)   $(50,648,817)   $(16,975,288)   $ (6,570,763)   $(16,698,853)

                                           PORTFOLIOS (Continued)
                                ---------------------------------------------
                                                                   Small
                                 Government      Prudential    Capitalization
                                   Income         Jennison         Stock
                                ------------    ------------    ------------
          Purchases ......      $  5,182,630    $  2,474,920    $  4,929,635
          Sales ..........      $ (5,621,635)   $(35,390,371)   $ (4,093,785)

NOTE 8: RELATED PARTY FOOTNOTE

          Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

                                       A13

NOTE 9: FINANCIAL HIGHLIGHTS

          A summary of units outstanding, unit fair values, investment income ratios, expense ratios and total returns for the year ended December 31, 2001 were as follows:


                                                    At December 31, 2001                 For the year ended December 31, 2001
                                            ----------------------------------------     ------------------------------------
                                                                                          Investment
                                             Units        Unit Fair       Net Assets        Income       Expense     Total
                                             (000s)         Value           (000s)          Ratio*       Ratio**    Return***
                                            -------       ---------       ----------        ------       -------    ---------
          Money Market Portfolio ........    35,419        $2.44047        $ 86,440          3.97%        1.20%        2.87%
          Diversified Bond Portfolio ....    23,418        $3.81903        $ 89,433          6.16%        1.20%        5.71%
          Equity Portfolio ..............    74,402        $7.52583        $559,938          0.82%        1.20%      -12.23%
          Flexible Managed Portfolio ....   114,712        $4.78013        $548,340          3.69%        1.20%       -6.79%
          Conservative Balanced
            Portfolio ...................   124,680        $4.25506        $530,522          3.35%        1.20%       -3.17%
          High Yield Bond Portfolio .....    15,343        $2.06111        $ 31,623         11.49%        1.20%       -1.61%
          Stock Index Portfolio .........    72,257        $4.50662        $325,637          0.98%        1.20%      -13.09%
          Value Portfolio ...............    42,351        $4.86991        $206,246          1.57%        1.20%       -3.23%
          Natural Resources Portfolio ...    14,517        $3.54351        $ 51,440          2.53%        1.20%      -11.14%
          Global Portfolio ..............    42,184        $2.29952        $ 97,003          0.34%        1.20%      -18.59%
          Government Income Portfolio ...    22,918        $2.31990        $ 53,168          5.86%        1.20%        6.79%
          Prudential Jennison Portfolio .    91,956        $2.30692        $212,134          0.17%        1.20%      -19.22%
          Small Capitalization Stock
            Portfolio ...................    33,453        $2.21152        $ 73,983          0.51%        1.20%        4.31%

-----------------

            * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

           ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

          *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                       A14

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Prudential Qualified Individual Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America



In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts (as defined in Note 1) of the Prudential Qualified Individual Variable Contract Account at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
April 25, 2002



                                       A15

        THE PRUDENTIAL INSURANCE
        COMPANY OF AMERICA
        Consolidated Financial Statements and
        Report of Independent Accountants
        December 31, 2001 and 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 12, 2002

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 2001 and 2000 (in Millions)
--------------------------------------------------------------------------------

                                                                                                 2001          2000
                                                                                                 ----          ----
ASSETS
Fixed maturities:
    Available for sale, at fair value (amortized cost:  2001 - $83,304; 2000 - $83,115)...     $  85,586     $  83,827
    Held to maturity, at amortized cost (fair value:  2001 - $0; 2000 - $12,615) .........            --        12,448
Trading account assets, at fair value ....................................................           882         7,217
Equity securities, available for sale, at fair value (cost:  2001 - $992; 2000 -
    $2,266) ..............................................................................         1,069         2,317

Commercial loans .........................................................................        14,909        15,919
Policy loans .............................................................................         7,930         8,046
Securities purchased under agreements to resell ..........................................           110         5,395
Cash collateral for borrowed securities ..................................................            --         3,858
Other long-term investments ..............................................................         3,824         4,459
Short-term investments ...................................................................         4,048         5,029
                                                                                               ---------     ---------
    Total investments ....................................................................       118,358       148,515

Cash and cash equivalents ................................................................         6,587         7,676
Accrued investment income ................................................................         1,551         1,916
Broker-dealer related receivables ........................................................            --        11,860
Deferred policy acquisition costs ........................................................         5,122         7,063
Other assets .............................................................................         5,948        13,506
Due from parent and affiliates ...........................................................         5,750            --
Separate account assets ..................................................................        76,736        82,217
                                                                                               ---------     ---------
    TOTAL ASSETS .........................................................................     $ 220,052     $ 272,753
                                                                                               =========     =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits ...................................................................     $  64,328     $  67,859
Policyholders' account balances ..........................................................        33,525        32,722
Unpaid claims and claim adjustment expenses ..............................................         1,647         3,549
Policyholders' dividends .................................................................         1,363         1,463
Securities sold under agreements to repurchase ...........................................         6,130        15,010
Cash collateral for loaned securities ....................................................         4,808        11,053
Income taxes payable .....................................................................         1,571         1,610
Broker-dealer related payables ...........................................................            --         5,965
Securities sold but not yet purchased ....................................................           108         4,959
Short-term debt ..........................................................................         3,837        11,131
Long-term debt ...........................................................................         2,726         2,502
Other liabilities ........................................................................         7,047        12,105
Due to parent and affiliates .............................................................           363            --
Separate account liabilities .............................................................        76,736        82,217
                                                                                             -----------   -----------
    Total liabilities ....................................................................       204,189       252,145
                                                                                             -----------   -----------

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER'S EQUITY
Common Stock ($5.00 par value; 1,000 shares authorized, issued
    and outstanding at December 31, 2001) ................................................            --            --
Additional paid-in capital ...............................................................        14,716            --
Accumulated other comprehensive income ...................................................         1,099           234
Retained earnings ........................................................................            48        20,374
                                                                                             -----------   -----------
    Total stockholder's equity ...........................................................        15,863        20,608
                                                                                             -----------   -----------
    TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ...........................................     $ 220,052     $ 272,753
                                                                                             ===========   ===========







                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 2001, 2000 and 1999 (in Millions)
--------------------------------------------------------------------------------


                                                                                 2001          2000          1999
                                                                                 ----          ----          ----
REVENUES

Premiums ............................................................         $  12,477     $ 10,181     $  9,528
Policy charges and fee income .......................................             1,803        1,639        1,516
Net investment income ...............................................             9,147        9,497        9,367
Realized investment gains (losses), net .............................              (709)        (288)         924
Commissions and other income ........................................             4,451        5,475        5,233
                                                                              ---------     --------     --------

    Total revenues ..................................................            27,169       26,504       26,568
                                                                              ---------     --------     --------

BENEFITS AND EXPENSES

Policyholders' benefits .............................................            12,752        10,640      10,226
Interest credited to policyholders' account balances ................             1,804         1,751       1,811
Dividends to policyholders ..........................................             2,722         2,724       2,571
General and administrative expenses .................................             9,524        10,043       9,530
Capital markets restructuring .......................................                --           476          --
Sales practices remedies and costs ..................................                --            --         100
Demutualization costs and expenses:
    Administrative expenses .........................................               248           143          75
    Consideration to former Canadian branch policyholders ...........               340            --          --
                                                                              ---------     ---------    --------
    Total benefits and expenses .....................................            27,390        25,777      24,313
                                                                              ----------    ---------    --------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
    INCOME TAXES ....................................................              (221)          727       2,255
                                                                              ---------     ---------    --------

Income taxes:
    Current .........................................................              (921)          434         690
    Deferred ........................................................               863           (28)        352
                                                                              ---------     ---------    --------
        Total income tax expense (benefit) ..........................               (58)          406       1,042
                                                                              ---------     ---------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS ............................              (163)          321       1,213
                                                                              ---------     ---------    --------

DISCONTINUED OPERATIONS
Gain (loss) on disposal of healthcare operations, net of taxes ......                16            77        (400)
                                                                              ---------     ---------    --------
NET INCOME (LOSS) ...................................................         $    (147)    $     398    $    813
                                                                              =========     =========    ========






                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2001, 2000, and 1999 (in Millions)
--------------------------------------------------------------------------------

                                                                                     Accumulated Other Comprehensive Income (Loss)
                                                                                ----------------------------------------------------
                                                                                                Net                        Total
                                                                                 Foreign    Unrealized                  Accumulated
                                                       Additional               Currency    Investment    Pension          Other
                                               Common   Paid-in     Retained   Translation   Gains       Liability     Comprehensive
                                               Stock    Capital     Earnings   Adjustments  (Losses)     Adjustment    Income (Loss)
                                               -----    -------     --------   ----------   --------     ----------    -------------
Balance, December 31, 1998 ..................  $   --  $       --   $ 19,163   $      (31) $    1,272   $       (9)   $       1,232
Comprehensive income:
  Net income ................................      --          --        813           --          --           --               --
  Other comprehensive loss, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --        --            13          --           --               13
    Change in net unrealized investment
      gains .................................      --          --        --            --      (1,932)          --           (1,932)
    Additional pension liability
      adjustment ............................      --          --        --            --          --            2                2
  Other comprehensive loss ..................
Total comprehensive loss ....................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 1999 ..................      --          --     19,976          (18)       (660)          (7)            (685)
Comprehensive income:
  Net income ................................      --          --        398           --          --           --               --
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --        --           (89)         --           --              (89)
    Change in net unrealized investment
      gains .................................      --          --        --            --       1,019           --            1,019
    Additional pension liability
      adjustment ............................      --          --        --            --          --          (11)             (11)
  Other comprehensive income ................
Total comprehensive income ..................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 2000 ..................      --          --     20,374         (107)        359          (18)             234
Demutualization reclassification of
  retained earnings .........................      --      13,666    (13,666)          --          --           --               --
Destacking dividend to parent ...............      --          --     (5,384)         220        (103)          16              133
Policy credits issued and cash payments
  to be made to eligible policyholders ......      --          --     (1,129)          --          --           --               --
Capital contribution from parent ............      --       1,050         --           --          --           --               --
Comprehensive income:
  Net loss before date of demutualization ...      --          --       (195)          --          --           --               --
  Net income after date of demutualization ..      --          --         48           --          --           --               --
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --         --         (142)         --           --             (142)
    Change in net unrealized investment
      gains .................................      --          --         --           --         903           --              903
    Additional pension liability
      adjustment ............................      --          --         --           --          --          (29)             (29)
  Other comprehensive income ................
Total comprehensive income ..................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 2001 ..................  $   --  $   14,716   $     48   $      (29) $    1,159   $      (31)   $       1,099
                                               ======  ==========   ========   ==========  ==========   ==========    =============

                                                   Total
                                               Stockholder's
                                                  Equity
                                                  ------
Balance, December 31, 1998 ..................  $      20,395
Comprehensive income:
  Net income ................................            813
  Other comprehensive loss, net of tax:
    Change in foreign currency
      translation adjustments ...............             13
    Change in net unrealized investment
      gains .................................         (1,932)
    Additional pension liability
      adjustment ............................              2
                                               -------------
  Other comprehensive loss ..................         (1,917)
                                               -------------
Total comprehensive loss ....................
                                                      (1,104)
                                               -------------
Balance, December 31, 1999 ..................         19,291
Comprehensive income:
  Net income ................................            398
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............            (89)
    Change in net unrealized investment
      gains .................................          1,019
    Additional pension liability
      adjustment ............................            (11)
                                               -------------
  Other comprehensive income ................            919
                                               -------------
Total comprehensive income ..................          1,317
                                               -------------
Balance, December 31, 2000 ..................         20,608
Demutualization reclassification of
  retained earnings .........................             --
Destacking dividend to parent ...............         (5,251)
Policy credits issued and cash payments
  to be made to eligible policyholders ......         (1,129)
Capital contribution from parent ............          1,050
Comprehensive income:
  Net loss before date of demutualization ...           (195)
  Net income after date of demutualization ..             48
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............           (142)
    Change in net unrealized investment
      gains .................................            903
    Additional pension liability
      adjustment ............................            (29)
                                               -------------
  Other comprehensive income ................            732
                                               -------------
Total comprehensive income ..................            585
                                               -------------
Balance, December 31, 2001 ..................  $      15,863
                                               =============

                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (in Millions)
--------------------------------------------------------------------------------

                                                                               2001          2000          1999
                                                                               ----          ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................................     $   (147)     $    398      $    813
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Realized investment (gains) losses, net ...............................          709           288          (915)
  Policy charges and fee income .........................................         (482)         (342)         (300)
  Interest credited to policyholders' account balances ..................        1,804         1,751         1,811
  Depreciation and amortization, including premiums and discounts .......          446           740           689
  Loss (gain) on disposal of healthcare operations, net of taxes ........          (16)          (77)          400
  Change in:
    Deferred policy acquisition costs ...................................         (259)         (228)         (178)
    Future policy benefits and other insurance liabilities ..............          933         1,473           788
    Trading account assets ..............................................        2,268         2,524          (853)
    Income taxes payable ................................................       (1,308)          214           933
    Broker-dealer related receivables/payables ..........................        4,538          (388)       (1,898)
    Securities purchased under agreements to resell .....................          974         8,549        (3,692)
    Cash collateral for borrowed securities .............................       (1,407)        3,266        (1,502)
    Cash collateral for loaned securities ...............................       (1,571)          278         3,643
    Securities sold but not yet purchased ...............................       (2,168)       (2,009)        1,197
    Securities sold under agreements to repurchase ......................       (2,625)       (9,588)        3,112
    Due from parent and affiliates ......................................         (139)          --            --
    Other, net ..........................................................        3,714         1,016        (3,486)
                                                                              --------      --------      --------
      Cash flows from operating activities ..............................        5,264         7,865           562
                                                                              --------      --------      --------


CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity of:
  Fixed maturities, available for sale ..................................       98,150        99,971       122,790
  Fixed maturities, held to maturity ....................................          139         3,266         4,957
  Equity securities, available for sale .................................        5,503         3,025         3,190
  Commercial loans ......................................................        5,443         1,632         2,640
  Other long-term investments ...........................................          764         2,044         2,169
Payments for the purchase of:
  Fixed maturities, available for sale ..................................      (97,492)     (103,086)     (124,759)
  Fixed maturities, held to maturity ....................................          (56)       (1,544)       (2,414)
  Equity securities, available for sale .................................       (2,557)       (2,316)       (2,779)
  Commercial loans ......................................................       (1,521)       (1,334)       (2,595)
  Other long-term investments ...........................................       (1,307)       (1,374)       (2,280)
Cash acquired from Gibraltar Life. ......................................        5,912           --            --
Short-term investments ..................................................          179        (2,257)       (1,138)
Due from parent and affiliates ..........................................       (5,248)           --            --
                                                                              --------      --------      --------
      Cash flows from (used in) investing activities ....................        7,909        (1,973)         (219)
                                                                              --------      --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits .........................................        6,771         6,813         7,667
Policyholders' account withdrawals ......................................       (9,014)       (8,186)      (10,531)
Net increase (decrease) in short-term debt ..............................       (6,098)       (2,678)          444
Proceeds from the issuance of long-term debt ............................        1,464           638         1,844
Repayments of long-term debt ............................................         (720)       (1,230)         (919)
Capital contribution from parent ........................................        1,050            --            --
Cash destacked ..........................................................       (7,715)           --            --
                                                                              --------      --------      --------
      Cash flows used in financing activities ...........................      (14,262)       (4,643)       (1,495)
                                                                              --------      --------      --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ....................       (1,089)        1,249        (1,152)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ............................        7,676         6,427         7,579
                                                                              --------      --------      --------
CASH AND CASH EQUIVALENTS, END OF YEAR ..................................     $  6,587      $  7,676      $  6,427
                                                                              ========      ========      ========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received) ............................................     $    466      $    248      $   (344)
                                                                              --------      --------      --------
Interest paid ...........................................................     $    638      $  1,040      $    824
                                                                              --------      --------      --------
NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration payable
  to eligible policyholders .............................................     $  1,469      $     --      $     --
                                                                              --------      --------      --------

                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

The Prudential Insurance Company of America ("Prudential Insurance"), together with its subsidiaries (collectively, the "Company"), is a wholly owned subsidiary of Prudential Holdings, LLC ("Prudential Holdings"), which is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the "date of demutualization"), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial. The Company had 1,000 shares of common stock authorized, issued and outstanding at December 31, 2001, all of which was owned by Prudential Holdings.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received
457.1 million shares of Common Stock of Prudential Financial, the rights to receive cash totaling $3,487 million, including $340 million of demutualization consideration payable to former Canadian branch policyholders pertaining to certain policies Prudential Insurance previously transferred to London Life Insurance Company, and increases to their policy values in the form of policy credits totaling $1,042 million. Of these amounts, the Company recorded a liability to policyholders of $427 million for rights to receive cash, including $340 million of demutualization consideration discussed above, with the remaining amounts being recorded by Prudential Financial, and increases to policy values in the form of policy credits totaling $1,042 million. The demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings on the date of demutualization, net of the aforementioned cash payments other than those to former Canadian policyholders and policy credits which were charged directly to retained earnings, were reclassified to "Additional paid-in capital."

Concurrent with the demutualization, the Company completed a corporate reorganization (the "destacking") whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. The effect of the destacking was to decrease assets by $75,086 million, liabilities by $69,835 million and stockholder's equity by $5,251 million. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The Company's Consolidated Statements of Financial Position at December 31, 2001 do not include the destacked companies and operations. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company's results of operations was not material.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investment allowances, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." See Note 17 for a discussion of the Company's reclassificiation of "held to maturity" securities to "available for sale" in connection with the implementation of new accounting standards for derivatives. The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased are the same, or substantially the same, as the assets transferred. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Other long-term investments primarily represent the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. See Note 17 for a discussion of accounting policies for derivative instruments. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, the Company's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to the Company and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of the Company's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are:
1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Provisions for losses on commercial loans are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

For participating life insurance, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.28% at December 31, 2001 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, property and equipment and receivables resulting from sales of securities that had not yet settled at the balance sheet date. In 2000, other assets also include mortgage securitization inventory and mortgage servicing rights of a subsidiary that was destacked on the date of demutualization. During 2001, the Company sold $1,409 million of commercial mortgage loans and other securities in securitization transactions versus $1,874 million in 2000, through a subsidiary that was destacked on the date of demutualization. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax gains of $42 million in 2001 versus losses of $6 million in 2000 in connection with securitization and related hedging activity which are recorded in "Commissions and other income." Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Policyholders' Dividends

The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the statutory results and past experience of Prudential Insurance, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. See Note 9 for further discussion of the impact of policyholders' dividends on earnings.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies are recognized when earned. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when earned in a constant relationship to the amount of expected future benefit payments.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)."

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income." The Company's principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 17 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment of such instruments.

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Effective for the year ended December 31, 2001, the Company, as a stock company, is no longer subject to the equity tax. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for communications with policyholders and other administrative costs. Demutualization costs and expenses also include $340 million of demutualization consideration payable to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996 in connection with the sale of most of its Canadian branch operations. Under the Plan of Reorganization, these policyholders are required to receive demutualization compensation in the form of cash.

New Accounting Pronouncements

In September 2000, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have a material effect on the results of operations of the Company.

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. The Company has ceased the amortization of goodwill as of January 1, 2002 and believes that the effect of implementing the impairment provisions of this statement will not be material to its results of operations and financial position.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively. At the date of adoption of this standard, the impact on results of operations of the Company is not material.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements. As of December 31, 1998, the measurement date, the Company recorded a loss on disposal of $223 million, net of taxes, which included estimated operating losses of the healthcare business subsequent to December 31, 1998 through the date of the sale, the estimated cost of retained liabilities associated with litigation, as well as estimates of other costs in connection with the disposition of the business. These included facilities closure and systems termination costs, severance and termination benefits, the impact of modifications to pension and benefit plans, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement (the "MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000.

The Company retained all liabilities associated with litigation that existed at August 6, 1999 or commenced within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements. It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period.

The loss on disposal was increased in 1999 by $400 million, net of taxes, primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes. In 2001, upon the final settlement of the MLR Agreement, the Company reduced the loss on disposal by an additional $16 million, net of taxes.

Pursuant to a coinsurance agreement with Aetna, the Company was required to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies were 100% coinsured by Aetna. The purpose of the agreement was to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential Insurance. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $966 million and $827 million, respectively for the year ended December 31, 2001. Premium and benefits ceded for the year ended December 31, 2000 were $1,872 million and $1,418 million, respectively, and for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in "Other assets," was $202 million at December 31, 2001 and $355 million at December 31, 2000.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. CAPITAL MARKETS RESTRUCTURING

In the fourth quarter of 2000, Prudential Securities Group Inc. exited the lead-managed equity underwriting for corporate issuers and institutional fixed income businesses. Exiting these businesses resulted in staff reductions of approximately 700 positions, 350 of which were eliminated in 2000 and the remainder in 2001. The positions eliminated included investment bankers, traders, analysts and other professional and support staff. Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring." The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs. Prudential Securities Group Inc. was destacked on the date of demutualization as discussed in Note 1.

5. ACQUISITION OF KYOEI LIFE INSURANCE COMPANY, LTD.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. ("Kyoei"), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. ("Gibraltar Life") by the Company concurrent with the acquisition. Gibraltar Life provides financial services throughout Japan. Gibraltar Life primarily offers four types of insurance products: individual insurance, including life and indemnity health coverage; individual annuities; group life insurance; and group annuities. It distributes these products through an agency force and large employer groups. Gibraltar Life also has domestic and foreign subsidiaries, including non-insurance businesses, which are not material to its financial position or results of operations.

On October 20, 2000, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On October 20, 2000, the Tokyo District Court issued an order generally freezing Gibraltar Life's assets and appointed an interim Trustee who, on October 23, 2000, was appointed as sole Trustee.

On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan, which was submitted by the Trustee and approved by Gibraltar Life's creditors. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed (Y)50 billion ($395 million) in cash to Gibraltar Life's capital and on April 20, 2001 received 100% of Gibraltar Life's newly issued common stock. The Company also provided (Y)98 billion ($775 million) to Gibraltar Life in the form of a subordinated loan. On April 23, 2001, the Tokyo District Court declared the reorganization proceedings concluded and dismissed the Trustee.

For purposes of inclusion in the Company's consolidated financial statements, Gibraltar Life has adopted a November 30 fiscal year end; therefore, the December 31, 2001 consolidated financial statements include Gibraltar Life's results of operations for the period April 2, 2001 through November 30, 2001. The Company's Consolidated Statements of Operations include income from continuing operations before income taxes for Gibraltar Life of $238 million. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.   INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

                                                                                         2001
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities available for sale
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies...................................  $   7,715   $      192  $       33  $   7,874
     Obligations of U.S. states and their political subdivisions ..        711           24           8        727
     Foreign government bonds .....................................      1,961          199          14      2,146
     Corporate securities .........................................     68,130        2,682         898     69,914
     Mortgage-backed securities ...................................      4,787          157          19      4,925
                                                                     ---------   ----------  ----------
     Total fixed maturities available for sale ....................  $  83,304   $    3,254  $      972  $  85,586
                                                                     =========   ==========  ==========  =========
     Equity securities available for sale .........................  $     992   $      188  $      111  $   1,069
                                                                     =========   ==========  ==========  =========

                                                                                         2000
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities available for sale
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies ..................................  $   7,068   $      358  $        2  $   7,424
     Obligations of U.S. states and their political subdivisions ..      3,012          164           3      3,173
     Foreign government bonds .....................................      4,457          228          38      4,647
     Corporate securities .........................................     62,066        1,205       1,374     61,897
     Mortgage-backed securities ...................................      6,512          188          14      6,686
                                                                     ---------   ----------  ----------- ---------
     Total fixed maturities available for sale ....................  $  83,115   $    2,143  $    1,431  $  83,827
                                                                     =========   ==========  ==========  =========
     Equity securities available for sale .........................  $   2,266   $      239  $      188  $   2,317
                                                                     =========   ==========  ==========  =========

                                                                                         2000
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities held to maturity
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies ..................................  $       7   $       --  $       --  $       7
     Obligations of U.S. states and their political subdivisions ..         40            1           1         40
     Foreign government bonds .....................................        193           13          --        206
     Corporate securities .........................................     12,208          343         189     12,362
                                                                     ---------  -----------  ----------  ---------
     Total fixed maturities held to maturity ......................  $  12,448   $      357  $      190  $  12,615
                                                                     =========   ==========  ==========  =========

The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2001, is shown below:

                                                                       Available for Sale
                                                                     ----------------------
                                                                                 Estimated
                                                                     Amortized     Fair
                                                                        Cost       Value
                                                                        ----       -----
                                                                          (In Millions)
     Due in one year or less ......................................  $  10,424   $   10,577
     Due after one year through five years ........................     20,859       21,364
     Due after five years through ten years .......................     20,152       20,676
     Due after ten years ..........................................     27,082       28,044
     Mortgage-backed securities ...................................      4,787        4,925
                                                                     ---------   ----------
         Total ....................................................  $  83,304   $   85,586
                                                                     =========   ==========

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the repayment of held to maturity fixed maturities during 2001, 2000 and 1999 were $139 million, $3,266 million, and $4,957 million, respectively. Gross gains of $0 million, $8 million, and $73 million were realized on prepayment of held to maturity fixed maturities during 2001, 2000 and 1999, respectively.

Proceeds from the sale of available for sale fixed maturities during 2001, 2000 and 1999 were $84,629 million, $93,653 million and $117,685 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2001, 2000 and 1999 were $13,521 million, $6,318 million and $5,105 million, respectively. Gross gains of $1,270 million, $909 million and $884 million, and gross losses of $1,136 million, $1,408 million and $1,231 million were realized on sales and prepayments of available for sale fixed maturities during 2001, 2000 and 1999, respectively. Realized losses included $356 million in 2001 resulting from the sale of substantially all of the Company's Enron Corp. holdings.

Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $777 million, $540 million and $266 million, and for equity securities were $238 million, $34 million and $205 million for the years ended 2001, 2000 and 1999, respectively.

Due to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001, the aggregate amortized cost of the securities transferred to the "available for sale" portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer in 2001.

Commercial Loans

The Company's commercial loans were as follows at December 31,

                                                                            2001                         2000
                                                                -----------------------------------------------------
                                                                   Amount        % of           Amount         % of
                                                                (In Millions)    Total       (In Millions)     Total
                                                                -------------   -------      -------------    -------

     Collateralized loans by property type
     Office buildings ........................................      $ 3,548      23.5%          $ 3,727        23.1%
     Retail stores ...........................................        2,054      13.6%            2,465        15.3%
     Residential properties ..................................          158       1.0%              713         4.4%
     Apartment complexes .....................................        4,203      27.8%            4,455        27.6%
     Industrial buildings ....................................        2,685      17.8%            2,331        14.4%
     Agricultural properties .................................        1,908      12.6%            1,856        11.5%
     Other ...................................................          555       3.7%              597         3.7%
                                                                    -------     ------          -------       ------
         Subtotal of collateralized loans ....................       15,111     100.0%           16,144       100.0%
                                                                                ======                        ======
     Valuation allowance .....................................         (202)                       (225)
                                                                    -------                     -------
     Total collateralized loans ..............................      $14,909                     $15,919
                                                                    =======                     =======

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (27.0%) and New York (10.2%) at December 31, 2001.

Activity in the allowance for losses for commercial loans, for the years ended December 31, is summarized as follows:

                                                                     2001        2000      1999
                                                                     ----        ----      ----
                                                                             (In Millions)

     Allowance for losses, beginning of year .................        $ 225      $ 221     $ 427
     Allowance on loans acquired from Gibraltar Life .........          739        --        --
     Addition (release) of allowance for losses ..............          (24)        17      (201)
     Charge-offs, net of recoveries ..........................         (412)       (13)       (5)
     Change in foreign exchange ..............................            7        --        --
     Destacking ..............................................         (333)       --        --
                                                                      -----      -----     -----
     Allowance for losses, end of year .......................        $ 202      $ 225     $ 221
                                                                      ======     ======    =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Impaired commercial loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                     2001       2000
                                                                     ----       ----
                                                                     (In Millions)
     Impaired commercial loans with allowance for losses ........   $ 155      $ 192
     Impaired commercial loans with no allowance for losses .....     222        247
     Allowance for losses, end of year ..........................     (36)       (35)
                                                                    -----      -----
     Net carrying value of impaired commercial loans ............   $ 341      $ 404
                                                                    ======     =====

Impaired commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $407 million, $565 million and $884 million for 2001, 2000 and 1999, respectively. Net investment income recognized on these loans totaled $32 million, $37 million and $55 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Other Long-term Investments

The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,091 million and $2,391 million at December 31, 2001 and 2000, respectively. These investments include $957 million and $1,363 million in real estate related interests and $1,134 million and $1,028 million in non-real estate related interests at December 31, 2001 and 2000, respectively. The Company's share of net income from such entities was $84 million, $187 million and $217 million for the years ended 2001, 2000 and 1999, respectively, and is reported in "Net investment income."

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:


                                                                          At December 31,
                                                                          ---------------
                                                                          2001      2000
                                                                          ----      ----
                                                                            (In Millions)
     STATEMENTS OF FINANCIAL POSITION
     Investments in real estate .....................................   $ 3,603   $ 3,617
     Investments in securities ......................................     1,694     1,899
     Cash and cash equivalents ......................................        87       111
     Other assets ...................................................       208       173
                                                                        -------   -------
     Total assets ...................................................   $ 5,592   $ 5,800
                                                                        =======   =======
     Borrowed funds-third party .....................................   $   598    $  598
     Borrowed funds-Prudential Financial ............................         2       --
     Other liabilities ..............................................     1,399     1,450
                                                                        -------   -------
     Total liabilities ..............................................     1,999     2,048
     Partners' capital ..............................................     3,593     3,752
                                                                        -------   -------
     Total liabilities and partners' capital ........................   $ 5,592   $ 5,800
                                                                        =======   =======
     Equity in partners' capital included above .....................   $   971   $ 1,030
     Equity in limited partnership interests not included above .....     1,120     1,361
                                                                        -------   -------
     Carrying value .................................................   $ 2,091   $ 2,391
                                                                        =======   =======

                                                                            For the years ended
                                                                                December 31,
                                                                                ------------
                                                                         2001       2000     1999
                                                                         ----       ----     ----
                                                                              (In Millions)

     STATEMENTS OF OPERATIONS
     Income of real estate joint ventures ...........................   $   245   $   257     $ 102
     Income of other limited partnership interests ..................       142       256       530
     Interest expense-third party ...................................       (31)      (31)       (7)
     Other expenses .................................................      (251)     (226)     (121)
                                                                        -------   -------     -----
     Net earnings ...................................................   $   105   $   256     $ 504
                                                                        =======   =======     =====
     Equity in net earnings included above ..........................   $    37   $    79     $ 122
     Equity in net earnings of limited partnership interests not
       included above ...............................................        47       108        95
                                                                        -------   -------     -----
     Total equity in net earnings ...................................   $    84   $   187     $ 217
                                                                        =======   =======     =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

"Other long-term investments" also includes investments in the Company's separate accounts of $975 million and $1,077 million, investment real estate of $148 million and $239 million which is held through direct ownership and other miscellaneous investments of $610 million and $752 million at December 31, 2001 and 2000, respectively. Of the Company's real estate, $146 million and $181 million consist of commercial and agricultural assets held for disposal at December 31, 2001 and 2000, respectively. Impairment losses were $7 million, $0 million and $3 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in "Realized investment gains (losses), net."

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                         2001      2000      1999
                                                         ----      ----      ----
                                                               (In Millions)
   Fixed maturities available for sale ..............  $ 6,826   $ 5,938   $ 5,602
   Fixed maturities held to maturity ................       12     1,028     1,217
   Trading account assets ...........................      294       734       622
   Equity securities available for sale .............       45        67        63
   Commercial loans .................................    1,432     1,370     1,401
   Policy loans .....................................      522       478       448
   Securities purchased under agreements to resell ..       11        28        25
   Broker-dealer related receivables ................      513     1,222       976
   Short-term investments and cash equivalents ......      461       683       490
   Other investment income ..........................      419       479       455
                                                       -------   -------   -------
   Gross investment income ..........................   10,535    12,027    11,299
   Less investment expenses .........................   (1,388)   (2,530)   (1,881)
                                                       -------   -------   -------
        Subtotal ....................................    9,147     9,497     9,418
   Less amount relating to discontinued operations ..       --        --       (51)
                                                       -------   -------   -------
   Net investment income ............................  $ 9,147   $ 9,497   $ 9,367
                                                       =======   =======   =======

Based on the carrying value, assets categorized as "non-income producing" at December 31, 2001 included in fixed maturities, equity securities, commercial loans and other long-term investments totaled $47 million, $6 million, $19 million and $33 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                         2001      2000      1999
                                                         ----      ----      ----
                                                               (In Millions)
   Fixed maturities .................................  $  (639)  $(1,066)  $  (557)
   Equity securities available for sale .............     (245)      450       223
   Commercial loans .................................        1        (5)      209
   Investment real estate ...........................       40        49       106
   Joint ventures and limited partnerships ..........       --       124       656
   Derivatives ......................................      120       165       305
   Other ............................................       14        (5)      (27)
                                                       -------   -------   -------
        Subtotal ....................................     (709)     (288)      915
   Less amount related to discontinued operations ...       --        --         9
                                                       -------   -------   -------
   Realized investment gains (losses), net ..........  $  (709)  $  (288)  $   924
                                                       =======   =======   =======

The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Investments," amounting to $0 million, $91 million and $114 million for the years ended 2001, 2000 and 1999, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income
(loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                      Impact of unrealized investment gains (losses) on:
                                                              ----------------------------------------------------------------
                                                                                                                 Accumulated
                                                                                                                    other
                                                                                                                comprehensive
                                                                                                    Deferred    income (loss)
                                                               Unrealized    Deferred                income     related to net
                                                                 gains        policy      Future       tax        unrealized
                                                              (losses) on  acquisition    policy   (liability)    investment
                                                              investments     costs      benefits    benefit    gains (losses)
                                                              -----------     -----      --------    -------    --------------
                                                                                        (In Millions)
   Balance, December 31, 1998 ..............................      $ 3,337     $  (260)    $(1,095)    $ (710)          $ 1,272
   Net investment gains (losses) on investments arising
     during the period .....................................       (5,089)         --          --      1,845            (3,244)
   Reclassification adjustment for (gains) losses included
     in net income .........................................          404          --          --       (146)              258
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --         566          --       (213)              353
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --       1,092       (391)              701
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 1999 ..............................       (1,348)        306          (3)       385              (660)
   Net investment gains (losses) on investments arising
     during the period .....................................        1,458          --          --       (540)              918
   Reclassification adjustment for (gains) losses included
     in net income .........................................          621          --          --       (230)              391
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --        (356)         --        132              (224)
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --        (101)        35               (66)
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 2000 ..............................          731         (50)       (104)      (218)              359
   Net investment gains (losses) on investments arising
     during the period .....................................          796          --          --       (294)              502
   Reclassification adjustment for (gains) losses included
     in net income .........................................          884          --          --       (327)              557
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --        (270)         --         97              (173)
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --          27        (10)               17
   Destacking dividend to parent ...........................         (156)          3          --         50              (103)
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 2001 ..............................      $ 2,255     $  (317)    $   (77)    $ (702)          $ 1,159
                                                                  =======     =======     =======     ======           =======

The table below presents unrealized gains (losses) on investments by asset class:

                                                                           At December 31,
                                                                           ---------------
                                                                   2001        2000         1999
                                                                   ----        ----         ----
                                                                       (In Millions)
   Fixed maturities ........................................      $2,282      $   712     $(2,118)
   Equity securities .......................................          77           51         733
   Other long-term investments .............................        (104)         (32)         37
                                                                  ------      -------     -------
   Unrealized gains (losses) on investments ................      $2,255      $   731     $(1,348)
                                                                  ======      =======     =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                           2001       2000
                                                           ----       ----
                                                            (In Millions)

    Fixed maturities available for sale ..............   $ 11,009   $ 20,080
    Trading account assets ...........................        269      5,796
    Separate account assets ..........................      2,659      2,558
                                                         --------   --------
    Total securities pledged .........................   $ 13,937   $ 28,434
                                                         ========   ========

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2001, the fair value of this collateral was approximately $5,162 million versus $19,329 million in 2000 of which $4,932 million versus $13,099 million in 2000 had either been sold or repledged.

Assets of $237 million and $2,538 million at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $960 million and $1,227 million at December 31, 2001 and 2000, respectively, were held in voluntary trusts. Of these amounts, $244 million and $470 million at December 31, 2001 and 2000, respectively, related to the multi-state policyholder settlement described in Note 18. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $140 million and $48 million at December 31, 2001 and 2000, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $183 million and $779 million at December 31, 2001 and 2000, respectively. Restricted cash and securities of $0 million and $2,196 million at December 31, 2001 and 2000, respectively, were included in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                           2001       2000       1999
                                                           ----       ----       ----
                                                                 (In Millions)
   Balance, beginning of year ........................   $  7,063   $  7,324   $  6,462
   Capitalization of commissions, sales and issue
    expenses .........................................      1,385      1,324      1,333
   Amortization ......................................     (1,126)    (1,096)    (1,155)
   Change in unrealized investment gains and losses ..       (270)      (356)       566
   Foreign currency translation ......................       (184)      (154)       118
   Acquisition of subsidiary .........................         --         21         --
   Destacking ........................................     (1,746)        --         --
                                                         --------   --------   --------

   Balance, end of year ..............................   $  5,122   $  7,063   $  7,324
                                                         ========   ========   ========

8. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                           2001       2000
                                                           ----       ----
                                                            (In Millions)

   Life insurance ....................................   $ 50,886   $ 53,453
   Annuities .........................................     13,046     13,398
   Other contract liabilities ........................        396      1,008
                                                         --------   --------
   Total future policy benefits ......................   $ 64,328   $ 67,859
                                                         ========   ========

Participating insurance represented 37% and 40% of domestic individual life insurance in force at December 31, 2001 and 2000, respectively, and 92%, 94% and 95% of domestic individual life insurance premiums for 2001, 2000 and 1999, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves (excluding consideration of premium deficiency reserves):

          Product                            Mortality                   Interest Rate             Estimation Method
----------------------------  --------------------------------------  -------------------  ---------------------------------
   Life insurance .........   For Closed Block policies, rates            2.5% to 11.3%    Net level premium
                              guaranteed in calculating cash
                              surrender values; for remaining
                              policies, based on company experience
                              or standard industry tables
                              established at policy issue

   Individual annuities ...   1971 IAM, 1983 IAM and A2000                3.5% to 13.4%    Present value of expected future
                              individual annuity mortality tables                          payments based on historical
                              with certain modifications based on                          experience
                              company experience established at
                              policy issue

   Group annuities ........   1951 and 1983 Group Annuity Mortality       4.0% to 17.3%    Present value of expected future
                              Tables with certain modifications                            payments based on historical
                              based on company experience                                  experience
                              established at policy issue

   Other contract                                                         2.5% to 11.5%    Present value of expected future
   liabilities ............                                                                payments based on historical
                                                                                           experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $1,867 million and $2,002 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2001 and 2000, respectively.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                         2001       2000
                                                         ----       ----
                                                          (In Millions)

   Individual annuities .............................  $  5,243   $  5,097
   Group annuities ..................................     1,900      2,022
   Guaranteed investment contracts and guaranteed
    interest accounts ...............................    13,031     12,852
   Interest-sensitive life contracts ................     3,788      3,809
   Dividend accumulations and other .................     9,563      8,942
                                                       --------   --------
   Policyholders' account balances ..................  $ 33,525   $ 32,722
                                                       ========   ========

Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

Certain contract provisions that determine the policyholders' account balances are as follows:

                 Product                       Interest Rate             Withdrawal/Surrender Charges
-----------------------------------------  ----------------------  --------------------------------------------
    Individual annuities ................       2.5% to 16.0%      0% to 7% for up to 9 years

    Group annuities .....................       2.0% to 13.9%      Contractually limited or subject to market
                                                                   value adjustment

    Guaranteed investment contracts and
      guaranteed interest accounts ......       3.0% to 15.4%      Generally, subject to market value
                                                                   withdrawal provisions for any funds
                                                                   withdrawn other than for benefit responsive
                                                                   and contractual payments

    Interest-sensitive life contracts ...       3.0% to 6.8%       Various up to 10 years

    Dividend accumulations and other ....       2.0% to 11.5%      Generally, not subject to
                                                                   withdrawal/surrender charges, except for
                                                                   certain contracts where
                                                                   withdrawal/surrender is limited or subject
                                                                   to a market value adjustment

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                    2001                   2000                   1999
                                           ---------------------  ---------------------  ---------------------
                                            Accident   Property    Accident   Property    Accident   Property
                                              and        and         and        and         and        and
                                             Health    Casualty     Health    Casualty     Health    Casualty
                                             ------    --------     ------    --------     ------    --------
                                                                      (In Millions)
    Balance at January 1 .................   $ 1,701    $ 1,848     $ 1,735    $ 2,409     $ 2,307    $ 2,716
    Less reinsurance recoverables, net ...       246        608         378        451          50        533
                                             -------    -------     -------    -------     -------    -------
    Net balance at January 1 .............     1,455      1,240       1,357      1,958       2,257      2,183
                                             -------    -------     -------    -------     -------    -------
    Incurred related to:
      Current year .......................       632      1,440         537      1,271       4,218      1,249
      Prior years ........................       (45)      (113)        (22)      (150)        (73)       (54)
                                             -------    -------     -------    -------     -------    -------
    Total incurred .......................       587      1,327         515      1,121       4,145      1,195
                                             -------    -------     -------    -------     -------    -------
    Paid related to:
      Current year .......................       219        932         152        842       3,206        700
      Prior years ........................       312        553         265        634         874        720
                                             -------    -------     -------    -------     -------    -------
    Total paid ...........................       531      1,485         417      1,476       4,080      1,420
                                             -------    -------     -------    -------     -------    -------
    Acquisitions (dispositions) (a) ......        15         --          --       (363)       (965)        --
    Destacking ...........................        (8)    (1,082)         --         --          --         --
                                             -------    -------     -------    -------     -------    -------
    Net balance at December 31 ...........     1,518         --       1,455      1,240       1,357      1,958
    Plus reinsurance recoverables, net ...       129         --         246        608         378        451
                                             -------    -------     -------    -------     -------    -------
    Balance at December 31 ...............   $ 1,647    $    --     $ 1,701    $ 1,848     $ 1,735    $ 2,409
                                             =======    =======     =======    =======     =======    =======

(a) The 2001 accident and health increase relates to the acquisition of Gibraltar Life which was subsequently destacked. The reduction in the 2000 property and casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 accident and health reduction relates to the sale of the Company's healthcare business.

The accident and health reinsurance recoverable balance at December 31, 2001, 2000 and 1999 includes $117 million, $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The accident and health balance at January 1, 1999 includes $1,026 million attributable to the Company's discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business. The amounts incurred for claims and claim adjustment

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

expenses for accident and health related to prior years were primarily due to improved long-term disability claim termination experience.

9. CLOSED BLOCK

Effective with demutualization, the Company adopted the American Institute of Certified Public Accountants Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts." SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of demutualization.

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Because of the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The excess of Closed Block Liabilities over Closed Block Assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in "Accumulated other comprehensive income
(loss)") represents the estimated maximum future earnings from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. As required by SOP 00-3, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings in any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders and will be recorded as a policyholder dividend obligation to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. As of December 31, 2001, no such additional policyholder dividends were recorded. If over such period, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

On November 13, 2001, the Company's Board of Directors acted to reduce dividends, effective January 1, 2002, on Closed Block policies to reflect unfavorable investment experience that has emerged since July 1, 2000, the date the Closed Block was originally funded. This action resulted in a $104 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2001.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. CLOSED BLOCK (continued)

Closed Block Liabilities and Assets designated to the Closed Block at December 31, 2001, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

   Closed Block Liabilities and Closed Block Assets                December 31, 2001
                                                                   -----------------
                                                                     (In Millions)
   Closed Block Liabilities
       Future policy benefits ...................................       $ 47,239
       Policyholders' dividends payable .........................          1,171
       Policyholders' account balances ..........................          5,389
       Other Closed Block liabilities ...........................          4,603
                                                                        --------
            Total Closed Block Liabilities ......................       $ 58,402
                                                                        --------

   Closed Block Assets
       Total investments ........................................       $ 52,492
       Cash .....................................................          1,810
       Accrued investment income ................................            716
       Other Closed Block assets ................................            635
                                                                        --------
            Total Closed Block Assets ...........................       $ 55,653
                                                                        --------

   Excess of reported Closed Block Liabilities over Closed
     Block Assets ...............................................       $  2,749
   Portion of above representing other comprehensive income .....            792
                                                                        --------
   Maximum future earnings to be recognized from Closed
     Block Assets and Closed Block Liabilities ..................       $  3,541
                                                                        ========

Closed Block revenues and benefits and expenses for the period from the date of demutualization through December 31, 2001 were as follows:

                                                                   December 18, 2001
                                                                        through
   Closed Block Revenues and Benefits and Expenses                 December 31, 2001
                                                                   -----------------
                                                                     (In Millions)
   Revenues
     Premiums ...................................................       $    293
     Net investment income ......................................            129
     Realized investment gains, net .............................             24
     Other income ...............................................              3
                                                                        --------
       Total Closed Block revenues ..............................            449
                                                                        --------

   Benefits and Expenses
     Policyholders' benefits ....................................            288
     Interest credited to policyholders' account balances .......              5
     Dividends to policyholders .................................            100
     General and administrative expense charge ..................             33
                                                                        --------
       Total Closed Block benefits and expenses .................            426
                                                                        --------

     Closed Block benefits and expenses, net of Closed Block
       revenues before income taxes .............................             23
                                                                        --------

   Income taxes .................................................              2
                                                                        --------

   Closed Block benefits and expenses, net of Closed Block
     revenues and income taxes ..................................       $     21
                                                                        ========

10. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. REINSURANCE (continued)

The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                             2001      2000      1999
                                             ----      ----      ----
                                                  (In Millions)

    Direct premiums .....................  $ 13,066  $ 10,686  $ 10,121
      Reinsurance assumed ...............        95        86        66
      Reinsurance ceded .................      (684)     (591)     (659)
                                           --------  --------  --------
    Premiums ............................  $ 12,477  $ 10,181  $  9,528
                                           ========  ========  ========
    Policyholders' benefits ceded .......  $    845  $    642  $    483
                                           ========  ========  ========

Reinsurance recoverables, included in "Other assets" at December 31, were as follows:

                                             2001      2000
                                             ----      ----
                                             (In Millions)

    Life insurance ......................  $    712  $    674
    Property and casualty ...............        --       628
    Other reinsurance ...................        82        76
                                           --------  --------
    Total reinsurance recoverable .......  $    794  $  1,378
                                           ========  ========

Three major reinsurance companies account for approximately 67% of the reinsurance recoverable at December 31, 2001. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables, included in "Due from parent and affiliates" and reinsurance payables included in "Due to parent and affiliates" at December 31, 2001, were $309 million and $128 million, respectively. Reinsurance recoverables and payables are due from/to the following companies: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.P.A. and The Prumerica Life Insurance Company, Inc.

11. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

                                             2001      2000
                                             ----      ----
                                             (In Millions)

    Commercial paper ....................  $  3,022  $  7,686
    Notes payable .......................        61     2,728
    Current portion of long-term debt ...       754       717
                                           --------  --------
    Total short-term debt ...............  $  3,837  $ 11,131
                                           ========  ========

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.6% and 6.4% at December 31, 2001 and 2000, respectively.

At December 31, 2001, the Company had $4,075 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. At December 31, 2001 and 2000, a portion of commercial paper borrowings were supported by $4,000 million and $3,500 million of the Company's existing lines of credit, respectively. At December 31, 2001 and 2000, the weighted average maturity of commercial paper outstanding was 21 and 25 days, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. SHORT-TERM AND LONG-TERM DEBT (continued)

Long-term Debt

Long-term debt at December 31, is as follows:

                                             Maturity
    Description                                Dates          Rate         2001      2000
    -----------                                -----          ----         ----      ----
                                                                            (In Millions)
    Fixed rate notes
      U.S. Dollar .......................    2002-2023     5.97%-8.17%    $1,066    $  758
    Floating rate notes ("FRNs")
      U.S. Dollar .......................    2002-2004             (a)       591       640
      Canadian Dollar ...................       2003               (b)        80        96
      Great Britain Pound ...............       2002               (c)        --        20
    Surplus notes .......................    2003-2025    6.875%-8.30%       989       988
                                                                          ------    ------
    Total long-term debt ................                                 $2,726    $2,502
                                                                          ======    ======

(a) The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 2.07% to 6.99% in 2001 and 5.99% to 7.08% in 2000. The 2000 interest rate range excludes a $29 million S&P 500 index linked note which had an interest rate range of 0.10% to 0.46%.

(b) The interest rate on the Canadian Dollar denominated FRN is based on the Canadian Bankers Acceptances Rate (CADBA) less 0.30%. This note has a contractual floor of 6.00% with a contractual cap of 9.125%. This rate ranged from 6.00% to 6.84% and 6.12% to 6.84% in 2001 and 2000, respectively.

(c) The interest rate on the Great Britain Pound denominated FRN was based on the three month Sterling LIBOR plus 0.10% per year. This rate ranged from 6.22% to 6.89% in 2000.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001 and 2000, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $690 million and $689 million were outstanding at December 31, 2001 and 2000, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2001, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company's use of derivative instruments.

Interest expense for short-term and long-term debt was $641 million, $1,056 million, and $863 million, for the years ended December 31, 2001, 2000, and 1999, respectively. Securities business related interest expense of $287 million, $456 million and $312 million for the years ended December 31, 2001, 2000 and 1999, respectively, is included in "Net investment income."

12. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees as well as employees of certain destacked subsidiaries. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. For some employees, benefits are based on final average earnings and length of service, while other employees are based on an account balance that takes into consideration age, service and salary during their career. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

The Company provides certain life insurance and health care benefits ("other postretirement benefits") for retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents. The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                          Other
                                                                                      Postretirement
                                                               Pension Benefits          Benefits
                                                               ----------------          --------
                                                                2001       2000       2001       2000
                                                                ----       ----       ----       ----
                                                                            (In Millions)
    Change in benefit obligation
    Benefit obligation at the beginning of period ..........  $(5,461)   $(5,430)   $(1,996)   $(1,941)
    Service cost ...........................................     (167)      (140)       (18)       (29)
    Interest cost ..........................................     (431)      (427)      (150)      (151)
    Plan participants' contributions .......................       --         --         (8)        (7)
    Amendments .............................................        6        112         --        221
    Acquisitions ...........................................     (765)        --         --         --
    Variable annuity purchase ..............................      232         --         --         --
    Actuarial gains (losses) ...............................     (510)        34        (77)      (262)
    Contractual termination benefits .......................       (1)       (17)        --         --
    Benefits paid ..........................................      462        407        152        172
    Foreign currency changes ...............................       28         --          1          1
    Destacking .............................................      756         --         69         --
                                                              -------    -------    -------    -------
    Benefit obligation at end of period ....................  $(5,851)   $(5,461)   $(2,027)   $(1,996)
                                                              =======    =======    =======    =======

    Change in plan assets
    Fair value of plan assets at beginning of period .......  $10,356    $ 9,468    $ 1,560    $ 1,548
    Actual return on plan assets ...........................   (1,114)     1,270        (82)       170
    Variable annuity purchase ..............................     (232)        --         --         --
    Employer contributions .................................       81         25          9          7
    Plan participants' contributions .......................       --         --          8          7
    Benefits paid ..........................................     (462)      (407)      (152)      (172)
    Destacking .............................................       (1)        --         --         --
                                                              -------    -------    -------    -------
    Fair value of plan assets at end of period .............  $ 8,628    $10,356    $ 1,343    $ 1,560
                                                              =======    =======    =======    =======

    Funded status
    Funded status at end of period .........................  $ 2,777    $ 4,895    $  (684)   $  (436)
    Unrecognized transition (asset) liability ..............     (236)      (342)       159        207
    Unrecognized prior service costs .......................       42         65          1          1
    Unrecognized actuarial net gain ........................     (351)    (2,956)      (169)      (498)
    Effects of fourth quarter activity .....................        6          9          1          2
                                                              -------    -------    -------    -------
    Net amount recognized ..................................  $ 2,238    $ 1,671    $  (692)   $  (724)
                                                              =======    =======    =======    =======

    Amounts recognized in the Statements of Financial
     Position
    Prepaid benefit cost ...................................  $ 2,570    $ 2,022    $    --    $    --
    Accrued benefit liability ..............................     (379)      (382)      (692)      (724)
    Intangible asset .......................................        2          7         --         --
    Accumulated other comprehensive income .................       45         24         --         --
                                                              -------    -------    -------    -------
    Net amount recognized ..................................  $ 2,238    $ 1,671    $  (692)   $  (724)
                                                              =======    =======    =======    =======

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $461 million, $379 million and $0 million, respectively, at September 30, 2001 and $464 million, $384 million and $1 million, respectively, at September 30, 2000.

Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,867 million and $7,381 million are included in Separate Account assets and liabilities at September 30, 2001 and 2000, respectively.

In 2001, the pension plan purchased a variable annuity contract for $232 million from Prudential Insurance. The approximate future annual benefit payment for the variable annuity contract was $14 million.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

The benefit obligation for pensions decreased by $6 million in the year 2001 for miscellaneous changes related to the cash balance formula. The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

Other postretirement benefit plan assets consist of group and individual life insurance policies, common stocks, corporate debt securities, U.S. government securities, short-term investments and tax-exempt municipal debt. Plan assets include $395 million and $463 million of Company insurance policies at September 30, 2001 and 2000, respectively.

The benefit obligation for other postretirement benefits was not affected by amendments in 2001. The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Net periodic (benefit) cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                         Other
                                                            Pension Benefits        Postretirement Benefits
                                                            ----------------        -----------------------
                                                          2001    2000    1999       2001      2000    1999
                                                          ----    ----    ----       ----      ----    ----
                                                                          (In Millions)
     Components of net periodic (benefit) cost
     Service cost ......................................  $ 167   $ 140   $ 193       $  18    $  29   $  39
     Interest cost .....................................    431     427     410         150      150     141
     Expected return on plan assets ....................   (880)   (799)   (724)       (134)    (133)   (121)
     Amortization of transition amount .................   (106)   (106)   (106)         17       36      47
     Amortization of prior service cost ................     12      47      45         --       --      --
     Amortization of actuarial net (gain) loss .........    (85)    (77)      4         (16)     (24)    (10)
     Special termination benefits - discontinued
       operations ......................................    --      --       51         --       --        2
     Curtailment (gain) loss - discontinued
       operations ......................................    --      --     (122)        --       --      108
     Contractual termination benefits ..................      4       6      48         --       --      --
                                                          ------  -----   -----       -----    -----   -----
         Subtotal ......................................   (457)   (362)   (201)         35       58     206
     Less amounts included in discontinued operations ..    --      --       84         --              (130)
                                                          ------  -----   -----       -----    -----   -----
     Net periodic (benefit) cost .......................  $(457)  $(362)  $(117)      $  35    $  58   $  76
                                                          ======  =====   =====       =====    =====   =====

The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                          Other
                                                             Pension Benefits                    Postretirement Benefits
                                                             ----------------                    -----------------------
                                                        2001       2000      1999            2001          2000          1999
                                                        ----       ----      ----            ----          ----          ----
     Weighted-average assumptions
     Discount rate (beginning of period) ...........    7.75%     7.75%      6.50%          7.75%         7.75%         6.50%
     Discount rate (end of period) .................    7.25%     7.75%      7.75%          7.25%         7.75%         7.75%
     Rate of increase in compensation levels
       (beginning of period) .......................    4.50%     4.50%      4.50%          4.50%         4.50%         4.50%
     Rate of increase in compensation levels
       (end of period) .............................    4.50%     4.50%      4.50%          4.50%         4.50%         4.50%
     Expected return on plan assets ................    9.50%     9.50%      9.50%          9.00%         9.00%         9.00%
     Health care cost trend rates ..................     --        --         --         6.76 - 8.76%  7.10 - 9.50% 7.50 - 10.30%
     Ultimate health care cost trend rate after
       gradual decrease until 2006 .................     --        --         --            5.00%         5.00%         5.00%

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                                   Other
                                                          Postretirement Benefits
                                                          -----------------------
                                                                    2001
                                                                    ----
                                                               (In Millions)
     One percentage point increase
     Increase in total service and interest costs .......           $ 10
     Increase in postretirement benefit obligation ......            125

     One percentage point decrease
     Decrease in total service and interest costs .......           $  8
     Decrease in postretirement benefit obligation ......            108

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2001 and 2000 was $183 million and $152 million, respectively, and is included in "Other liabilities."

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4%, 3% and 3% of annual salary for 2001, 2000 and 1999, respectively. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                     401(k) Company Match
                                                                     --------------------
                                                                  2001      2000       1999
                                                                  ----      ----       ----
                                                                       (In Millions)

     Company match ......................................         $ 72      $ 62       $ 60
     Less amount included in discontinued operations ....           --        --         (8)
                                                                   ---      ----       ----
     401(k) Company match included in general and
       administrative expenses ..........................         $ 72      $ 62       $ 52
                                                                  =====     ====       ====

Stock Options

Prudential Financial adopted a stock option plan pursuant to which it may grant stock options, as well as stock appreciation rights, to employees and non-employees (i.e., statutory agents who perform services for Prudential Financial and participating subsidiaries) of the Company. Prudential Financial elected to apply Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for employee stock options, pursuant to which compensation expense is not recorded if the option exercise price is no less than the fair market value of Prudential Financial common stock on the date the option is granted. Prudential Financial charges the Company for expenses incurred in connection with grants of options to non-employees. These charges were $270 thousand in 2001.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                               2001       2000      1999
                                               ----       ----      ----
                                                      (In Millions)
     Current tax expense (benefit)
         U.S.................................. $(1,021)   $  362    $  614
         State and local .....................      57        31        84
         Foreign .............................      43        41        (8)
                                               -------    ------    ------
         Total ...............................    (921)      434       690
     Deferred tax expense (benefit)
         U.S. ................................     765       (86)      206
         State and local .....................     (73)      (37)       44
         Foreign .............................     171        95       102
                                               -------    ------    ------
         Total ...............................     863       (28)      352
                                               -------    ------    ------
     Total income tax expense (benefit) ...... $   (58)   $  406    $1,042
                                               =======    ======    ======

The Company's actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                               2001       2000      1999
                                               ----       ----      ----
                                                      (In Millions)
     Expected federal income tax expense ..... $   (77)   $  254    $  789
     Non-deductible expenses .................     228        61        33
     Equity tax ..............................    (200)      100       190
     Non-taxable investment income ...........     (83)      (42)      (78)
     State and local income taxes ............     (12)       (4)       83
     Other ...................................      86        37        25
                                               -------    ------    ------
         Total income tax expense (benefit) .. $   (58)   $  406    $1,042
                                               =======    ======    ======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                         2001       2000
                                                         ----
                                                        (In Millions)
     Deferred tax assets
         Insurance reserves ........................   $  1,185    $ 1,371
         Policyholder dividends ....................        231        297
         Litigation related reserves ...............         84         32
         Net operating loss carryforwards ..........         51        353
         Investments ...............................         60       (129)
                                                       --------    -------
         Deferred tax assets before valuation
         allowance .................................      1,611      1,924
         Valuation allowance .......................        (25)       (38)
                                                       --------    -------
         Deferred tax assets after valuation
         allowance .................................      1,586      1,886
                                                       --------    -------
     Deferred tax liabilities
         Deferred policy acquisition costs .........      1,212      1,858
         Net unrealized investment gains (losses) ..        845        273
         Employee benefits .........................        740         16
         Depreciation ..............................         40         71
         Other .....................................        378       (137)
                                                       --------    -------
         Deferred tax liabilities ..................      3,215      2,081
                                                       --------    -------
     Net deferred tax liability ....................   $ (1,629)   $  (195)
                                                       ========    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, respectively, the Company had federal net operating loss carryforwards of $61 million and $848 million, which expire between 2009 and 2018. At December 31, 2001 and 2000, respectively, the Company had state operating loss carryforwards for tax purposes approximating $1,867 million and $509 million, which expire between 2005 and 2021.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.   INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000.

14.   STOCKHOLDER'S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In connection with the demutualization, unassigned surplus was reduced to zero, thereby limiting Prudential Insurance's ability to pay a dividend in 2002 primarily to the amount of its statutory net gain from operations, not including realized investment gains, for the period subsequent to the date of demutualization. In addition, Prudential Insurance must obtain prior non-disapproval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance's surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31. The laws regulating dividends of Prudential Insurance's insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey's.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments and certain assets on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(896) million, $149 million and $333 million for the years ended December 31, 2001, 2000 and 1999, respectively. Statutory surplus of Prudential Insurance amounted to $6,420 million and $8,640 million at December 31, 2001 and 2000, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.   RELATED PARTY TRANSACTIONS

Service Agreements

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation, and Prudential Japan Holdings Inc. Under the agreements, the Company furnishes the services of its officers and employees, provides supplies, use of equipment, office space, accounts payable processing functions, makes operating advances, and engages in other transactions in the normal course of business. The Company charges these companies based on the level of service provided and amounts advanced. The amounts due to the Company at December 31, 2001 totaled $193 million and are included in "Due from parent and affiliates."

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and Prudential Financial makes tax payments under the consolidated federal income tax return for the Company. The Company is charged based on the level of service received and payments made on their behalf.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.   RELATED PARTY TRANSACTIONS (continued)

The amounts due to Prudential Financial and certain subsidiaries at December 31, 2001 totaled $235 million and are included in "Due to parent and affiliates."

Notes Receivable

Prudential Funding, LLC, a wholly owned consolidated subsidiary of the Company borrows funds primarily through the issuance of commercial paper, private placement medium-term notes, Eurobonds, Euro-commercial paper and Euro medium-term notes which are reflected in "Short-term debt" and "Long-term debt." Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries generally at cost. At demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates. Loans made to destacked subsidiaries after demutualization will be made at market rates of interest. Accrued interest receivable related to these loans is included in "Due from parent and affiliates." At December 31, 2001, "Due from parent and affiliates" includes affiliated notes receivable of the following:

                                                                     Maturity
    Description                                                        Dates        Rates            2001
    -----------                                                        -----        -----            ----
                                                                                                  (In Millions)
    U.S. Dollar floating rate notes (a) .......................      2002-2005   1.78% - 7.29%         $ 2,590
    Japanese Yen fixed rate note ..............................        2008          1.92%                 565
    Great Britain Pound floating rate note ....................        2004      2.99% - 5.59%              77
                                                                                                  ------------
    Total long-term notes receivable - affiliated (b) .........                                          3,232
    Short-term notes receivable - affiliated (c) ..............                                          2,016
                                                                                                  ------------
    Total notes receivable - affiliated .......................                                        $ 5,248
                                                                                                  ============

(a) On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Also, included within floating rate notes is the current portion of long-term notes receivable, which is $150 million at December 31, 2001.
(b) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.
(c) Short-term notes receivable have variable rates which averaged 2.28% at December 31, 2001. Short-term notes receivable are payable on demand.

Reinsurance

As discussed in Note 10, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Stock Based Compensation

Prudential Financial adopted a stock option plan in which eligible participants were granted options to purchase shares of Prudential Financial's common stock as discussed in Note 12.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

16.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

Fixed Maturities and Equity Securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Mortgage Securitization Inventory

The estimated fair value of the mortgage securitization inventory is primarily based upon the intended exit strategy for the mortgage loans, including securitization and whole loan sales. For loans expected to be securitized, the value is estimated using a pricing model that, among other factors, considers current investor yield requirements for subordination and yield. This activity was part of operations destacked on the date of demutualization as discussed in
Note 1.

Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

Investment Contracts

For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

16.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,

                                                                 2001                  2000
                                                                 ----                  ----
                                                          Carrying  Estimated   Carrying  Estimated
                                                           Amount   Fair Value   Amount   Fair Value
                                                           ------   ----------   ------   ----------
                                                                         (In Millions)
     FINANCIAL ASSETS
     Other than trading
     Fixed maturities
         Available for sale .............................  $85,586    $85,586   $ 83,827    $83,827
         Held to maturity ...............................       --         --     12,448     12,615
     Equity securities ..................................    1,069      1,069      2,317      2,317
     Commercial loans ...................................   14,909     15,568     15,919     15,308
     Policy loans .......................................    7,930      8,867      8,046      8,659
     Short-term investments .............................    4,048      4,048      5,029      5,029
     Mortgage securitization inventory ..................       --         --      1,420      1,448
     Cash and cash equivalents ..........................    6,587      6,587      7,676      7,676
     Restricted cash and securities .....................       --         --      2,196      2,196
     Notes receivable - affiliated ......................    5,248      5,299         --         --
     Separate account assets ............................   76,736     76,736     82,217     82,217

     Trading
     Trading account assets .............................  $   882    $   882   $  7,217    $ 7,217
     Broker-dealer related receivables ..................       --         --     11,860     11,860
     Securities purchased under agreements to resell ....      110        110      5,395      5,395
     Cash collateral for borrowed securities ............       --         --      3,858      3,858

     FINANCIAL LIABILITIES
     Other than trading
     Investment contracts ...............................  $25,814    $26,346   $ 25,033    $25,359
     Securities sold under agreements to repurchase .....    5,952      5,952      7,162      7,162
     Cash collateral for loaned securities ..............    4,808      4,808      4,762      4,762
     Short-term and long-term debt ......................    6,563      6,713     13,633     13,800
     Securities sold but not yet purchased ..............       --         --        157        157
     Separate account liabilities .......................   76,736     76,736     82,217     82,217

     Trading
     Broker-dealer related payables .....................  $    --    $    --   $  5,965    $ 5,965
     Securities sold under agreements to repurchase .....      178        178      7,848      7,848
     Cash collateral for loaned securities ..............       --         --      6,291      6,291
     Securities sold but not yet purchased ..............      108        108      4,802      4,802

17.   DERIVATIVE INSTRUMENTS

Adoption of Statement of Financial Accounting Standards ("SFAS") No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of SFAS No. 133, the Company reclassified "held to maturity" securities with a fair market value of approximately $12,085 million to "available-for-sale" as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of "Accumulated other comprehensive income (loss)."

Accounting for Derivatives and Hedging Activities

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

Derivatives held for trading purposes were used in the Company's securities operations to meet the needs of customers and by the Company's commercial mortgage securitizations business. Both of these businesses have been destacked. Trading derivatives are also utilized in a limited-purpose subsidiary primarily through the operation of hedge portfolios. Trading derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity.

Derivatives held for trading purposes are recorded at fair value in the Consolidated Statements of Financial Position either as assets, within "Trading account assets" or "Broker-dealer related receivables," or as liabilities within "Broker-dealer related payables" or "Other liabilities." Realized and unrealized changes in fair value are included in "Commissions and other income" in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives held for purposes other than trading are used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Other than trading derivatives are also used to manage the characteristics of the Company's asset/liability mix, manage the interest rate characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates.

Derivatives held for purposes other than trading are recognized on the Consolidated Statements of Financial Position at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for special hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in "Realized investment gains (losses), net." The ineffective portion of derivatives accounted for using both cash flow and fair value hedge accounting for the period ended December 31, 2001 was not material to the results of operations of the Company.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is no longer designated as a hedge instrument, because (a) it is unlikely that a forecasted transaction will occur;
(b) because a hedged firm commitment no longer meets the definition of a firm commitment; or (c) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as a highly effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability, which normally would not be carried at fair value, will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings. For the year ended December 31, 2001, there were no reclassifications to earnings due to firm commitments no longer deemed probable or due to forecasted transactions that had not occurred by the end of the originally specified time period.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in "Accumulated other comprehensive income (loss)." When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of the hedged item and the derivative are reported on a net basis in "Realized investment gains (losses), net."

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses are reclassified to the income statement classification of the hedged item.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes.

                                                                               (In Millions)
         Additions due to cumulative effect of change in accounting principle
             upon adoption of SFAS No. 133 at January 1, 2001 ..................   $  8
         Net deferred losses on cash flow hedges from January 1 to December 31,
             2001 ..............................................................      3
         Amount reclassified into current period earnings ......................    (18)
         Destacking ............................................................     15
                                                                                    ----
                  Balance, December 31, 2001 ...................................   $  8
                                                                                    ====

It is anticipated that a pre-tax gain of approximately $29 million will be reclassified from "Accumulated other comprehensive income (loss)" to earnings during the year ended December 31, 2002 and offset by equal amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income
(loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholder's Equity.

When a derivative is designated as a foreign currency hedge and is determined to be effective, changes in its fair value are recorded in either current period earnings or "Accumulated other comprehensive income (loss)," depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). If, however, a derivative is used as a hedge of a net investment in a foreign operation, its changes in fair value, to the extent effective as a hedge, are recorded in the cumulative translation adjustments account within "Accumulated other comprehensive income (loss)." Those amounts, before applicable taxes, were gains of $75 million in 2001, $88 million in 2000 and a loss of $47 million in 1999.

If a derivative does not qualify for hedge accounting as described above, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in its fair value are included in current earnings without considering changes in fair value of the hedged assets or liabilities. See "Types of Derivative Instruments" for further discussion of the classification of derivative activity in current earnings. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

As discussed above, if an interest rate swap does not qualify for hedge accounting, changes in its fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. During the period that interest rate swaps are outstanding, net receipts or payments are included in "Net investment income." Net interest receipts (payments) were $(29) million in 2001, $11 million in 2000 and $(4) million in 1999.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Forward contracts are used by the Company to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The later activity was exited in connection with the restructuring of Prudential Securities Group Inc.'s capital markets activities as discussed in
Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

The tables below summarize the Company's outstanding positions by derivative instrument types at December 31, 2001 and 2000. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative gains and losses. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                Derivative Financial Instruments
                                                        December 31, 2001

                                                      Trading                 Other than Trading                   Total
                                                   ---------------  ---------------------------------------- -------------------
                                                                                               Non-Hedge
                                                                                               ---------
                                                                    Hedge Accounting          Accounting
                                                                    ----------------          ----------
                                                          Estimated           Estimated            Estimated           Estimated
                                                             Fair                Fair                 Fair                Fair
                                               Notional     Value   Notional    Value    Notional    Value   Notional    Value
                                               --------     -----   --------    -----    --------    -----   --------    -----
                                                                             (In Millions)
Swap Instruments
Interest rate
  Asset .................................      $ 16,824   $   724  $    --    $   --    $  2,039    $   69    $ 18,863  $   793
  Liability .............................        18,084       767       --        --       1,402        26      19,486      793
Currency
  Asset .................................         1,201       135      605        32         742        88       2,548      255
  Liability .............................         1,307       177       --        --         234        17       1,541      194
Equity and commodity
  Asset .................................            35         7       --        --          29         2          64        9
  Liability .............................            70         7       --        --          --        --          70        7
Forward contracts
Interest rate
  Asset .................................           600         2       --        --          --        --         600        2
  Liability .............................           851         2       --        --          --        --         851        2
Currency
  Asset .................................         2,903       100    1,006         7       3,537       127       7,446      234
  Liability .............................         3,689       111      362         6       1,016        41       5,067      158
Futures contracts
Interest rate
  Asset .................................         3,732         1       --        --       1,610        11       5,342       12
  Liability .............................           398        --       --        --         599         9         997        9
Equity and commodity
  Asset .................................           --         --       --        --         171         4         171        4
  Liability .............................           --         --       --        --         625         1         625        1
Option contracts
Interest rate
  Asset .................................        10,635        72       --        --         338         3      10,973       75
  Liability .............................         8,250        48       --        --          --        --       8,250       48
                                               --------   -------  -------    ------    --------    ------    --------  -------
Total Derivatives
  Assets ................................      $ 35,930   $ 1,041  $ 1,611    $   39    $  8,466    $  304    $ 46,007  $ 1,384
                                               ========   =======  =======    ======    ========    ======    ========  =======
  Liabilities ...........................      $ 32,649   $ 1,112  $   362    $    6    $  3,876    $   94    $ 36,887  $ 1,212
                                               ========   =======  =======    ======    ========    ======    ========  =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

                        Derivative Financial Instruments
                                December 31, 2000

                                                   Trading                  Other than Trading                       Total
                                                -------------  ---------------------------------------------     ---------------
                                                                                               Non-Hedge
                                                                                               ---------
                                                                     Hedge Accounting          Accounting
                                                                   --------------------    -------------------
                                                         Estimated              Estimated            Estimated            Estimated
                                                         ---------              ---------            ---------            ---------
                                                            Fair                   Fair                 Fair                 Fair
                                                            ----                   ----                 ----                 ----
                                                Notional   Value     Notional     Value    Notional    Value     Notional   Value
                                                --------   -----    ----------    -----    --------    -----     --------   -----
                                                                                 (In Millions)
Swap Instruments
Interest rate
  Asset ...................................     $  9,693    $  352   $   --     $  --      $ 1,908    $   57     $ 11,601    $  409
  Liability ...............................       10,521       370       --        --        2,126        81       12,647       451
Currency
  Asset ...................................            7        --       --        --          383        31          390        31
  Liability ...............................           30        34       --        --          302        20          332        54
Equity and commodity
  Asset ...................................           55        14       --        --           46        17          101        31
  Liability ...............................           55        12       --        --           --        --           55        12
Forward contracts
Interest rate
  Asset ...................................        3,469        33       --        --           --        --        3,469        33
  Liability ...............................        3,319        33       --        --           --        --        3,319        33
Currency
  Asset ...................................        6,044       185      472         9        2,319        29        8,835       223
  Liability ...............................        5,897       195      429         9           27        79        6,353       283
Equity and commodity
  Asset ...................................        2,091        75       --        --           --        --        2,091        75
  Liability ...............................        1,923        75       --        --           --        --        1,923        75
Futures contracts
Interest rate
  Asset ...................................       11,582        14       --        --        2,410        55       13,992        69
  Liability ...............................        6,513        29       --        --        1,468        21        7,981        50
Equity and commodity
  Asset ...................................          782        27       --        --           --        --          782        27
  Liability ...............................        1,324        36       --        --           --        --        1,324        36
Option contracts
Interest rate
  Asset ...................................        4,141        48       --        --           --        --        4,141        48
  Liability ...............................        4,273        29       --        --           --        --        4,273        29
Currency
  Asset ...................................        1,108        27       --        --           --        --        1,108        27
  Liability ...............................        1,174        26       --        --           --        --        1,174        26
Equity and commodity
  Asset ...................................          175         3       --        --           --        --          175         3
  Liability ...............................          126         1       --        --           --        --          126         1
                                                --------    ------   ------     -----      -------    ------     --------    ------
Total Derivatives
  Assets ..................................     $ 39,147    $  778   $  472     $   9      $ 7,066    $  189     $ 46,685    $  976
                                                ========    ======   ======     =====      =======    ======     ========    ======
  Liabilities .............................     $ 35,155    $  840   $  429     $   9      $ 3,923    $  201     $ 39,507    $1,050
                                                ========    ======   ======     =====      =======    ======     ========    ======

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2001, the Company's future commitments on short-term and long-term debt, as more fully described in Note 11 and future minimum lease payments under non-cancelable operating leases:

                                    Short-term and     Operating
                                    Long-term Debt      Leases
                                    --------------      ------
                                              (In Millions)

    2002 ........................        $3,837         $ 126
    2003 ........................           651           108
    2004 ........................           454            95
    2005 ........................            58            77
    2006 ........................            62            68
    Beyond 2006 .................         1,501           195
                                        -------        ------
    Total .......................        $6,563         $ 669
                                        =======        ======

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2001, 2000 and 1999 was $520 million, $498 million and $456 million, respectively, excluding expenses relating to the Company's healthcare business.

During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $1,727 million, of which $781 million remain available at December 31, 2001.

The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years, and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2001, financial guarantees and letters of credit issued by the Company were $325 million.

Contingencies

On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar Casualty"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, a subsidiary of the Company entered into a stop-loss reinsurance agreement with Everest whereby the subsidiary reinsured Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar Casualty's carried reserves as of the closing of the sale. The subsidiary was among those that Prudential Insurance dividended to Prudential Financial in conjunction with the destacking. Prudential Insurance has indemnified the subsidiary for any losses it may incur in connection with this agreement. As of December 31, 2001, no liability has been recorded by Prudential Insurance in connection with this agreement.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matter discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with this matter should not have a material adverse effect on the Company's financial position.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

The Company believes that its reserves related to sales practices, as of December 31, 2001, are adequate. No incremental provisions were recorded in 2001 or 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                         Year Ended December 31,
                                                     -----------------------------------------------------------------
                                                        2001       2000      1999       1998      1997       1996
                                                        ----       ----      ----       ----      ----       ----
                                                                              (In Millions)
     Liability balance at beginning of period .....       $ 253     $ 891     $3,058    $2,553      $ 963      $ --
     Charges to expense
         Remedy costs .............................         --        (54)       (99)      510      1,640       410
         Additional sales practices costs .........         --         54        199       640        390       715
                                                         -----     ------     ------   -------    -------    ------
             Total charges to expense .............         --         --        100     1,150      2,030     1,125
     Amounts paid or credited
         Remedy costs .............................         71        448      1,708       147         --        --
         Additional sales practices costs .........        130        190        559       498        440       162
                                                         -----     ------     ------   -------    -------    ------
             Total amounts paid or credited .......        201        638      2,267       645        440       162
                                                         -----     ------     ------   -------    -------    ------

     Liability balance at end of period ...........       $ 52      $ 253      $ 891    $3,058     $2,553     $ 963
                                                         =====     ======     ======   =======    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (1) estimates derived from an analysis of claims actually remedied (including interest); (2) a sample of claims still to be remedied; (3) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (4) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This increase was partially offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This increase was offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of ERISA, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. Motions to dismiss certain of the amended complaints and plaintiff's motions to certify nationwide classes in the consolidated proceedings are pending. In one of the consolidated actions the court granted our motion to dismiss, in part.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                DETERMINATION OF ACCUMULATION UNIT VALUES AND
                  OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY
                                   PAYMENTS


A. ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each valuation period, also referred to in this section as business day.

On any given business day the value of accumulation units in each subaccount will be determined by multiplying the value of a unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.2% annual charge for expense risks and mortality risks. The value of the assets of a subaccount is determined by multiplying the number of shares of the Series Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund but not yet paid.

B. DETERMINATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT

When a contractowner elects to convert his or her variable account into monthly variable annuity payments (an option available under the WVA-83 contract and the VIP-84 contract, but NOT under the VIP-86 contract), the number of accumulation units credited to him or her in each subaccount is first reduced to take into account any applicable sales charge and any state premium taxes that may be payable. The remaining accumulation units are then converted into a number of annuity units of equal total value. As with accumulation units, the value of each annuity unit also changes daily in accordance with the investment results of the underlying Series Fund portfolio, after deduction of the daily equivalent of the 1.2% annual charge for assuming expense and mortality risks.

Built into the value of annuity units is an assumption that the value of a subaccount will grow by 3.5% each year. The reason for making this assumption is explained more fully below. Accordingly, the value of an annuity unit always increases by an amount that is somewhat less than the increase would have been had this assumption not been made and decreases by an amount that is somewhat greater than the decrease would have been had the assumption not been made. If the value of the assets of a subaccount increases from one day to the next at a rate equivalent to 4.7% per year (3.5% plus the annual charge of 1.2%), the annuity unit value will not change. If the increase is less than at a rate equivalent to 4.7% per year, the annuity unit value will decrease.

To determine the amount of each monthly variable annuity payment, the first step is to refer to the Schedule of Annuity Rates set forth in the contract, relating to the form of annuity selected by the contractowner. For example, for a man of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1000 annuity units will result in the payment each month of an amount equal to the value of 5.73 annuity units. (Due to the fact that the Schedule of Annuity Rates set forth in the WVA-83 contract differs from that set forth in the VIP-84 contract, the preceding sentence, as it applies to the WVA-83 contract, is modified. See item 3 under DIFFERENCES UNDER THE WVA-83 CONTRACT in this Statement of Additional Information.) The amount of the first variable annuity payment made on the first day of the month will be equal to that number of annuity units multiplied by the annuity unit value at the end of that day, if a business day, or otherwise at the end of the last preceding business day. The amount of each subsequent variable annuity payment made on the first day of the month will be equal to the number of annuity units multiplied by the annuity unit value at the end of the last business day which is at least 5 days before the date the annuity payment is due. (Under the WVA-83 contract, the amount of each variable annuity payment made after the first payment is not determined as described in the preceding sentence. See item 4 under DIFFERENCES UNDER THE WVA-83 CONTRACT in this Statement of Additional Information.)

As stated above, the annuity unit values change in accordance with the investment results of the subaccount but will not increase the amount of each monthly variable payment unless the assets in the subaccount increase, after deducting the 1.2% annual charge, at a rate greater than 3.5% per year. This compensates for the fact that the annuity rate schedules have been constructed upon the assumption that there will be a 3.5% annual increase in the value of each subaccount. Although a different assumption could have been made, namely that the subaccounts will not increase in value, this would have resulted in smaller variable annuity payments immediately after annuitization and larger payments in later years. This would have been advantageous for annuitants who happen to live very long but disadvantageous to those who happen to die earlier. Prudential believes that the 3.5% annual growth assumption is better for contractowners, because it produces a better balance between early and later variable annuity payments.

                QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                          VARIABLE ANNUITY CONTRACTS


















                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                            TELEPHONE: (888) PRU-2888

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS



(1) Financial Statements of The Prudential Qualified Individual Variable Contract Account (Registrant) consisting of the Statements of Net Assets, as of December 31, 2001; the Statements of Operations for the year ended December 31, 2001; the Statements of Changes in Net Assets for the years ended December 31, 2001 and 2000; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of The Prudential Insurance Company of America (Depositor) and its subsidiaries, consisting of the Consolidated Statements of Financial Position as of December 31, 2001 and 2000; the Consolidated Statements of Operations, Consolidated Statements of Changes in Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).


(b)  EXHIBITS

(1) Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Individual Variable Contract Account. (Note 6)

(2) Agreements for custody of securities and similar investments--Not
    Applicable.


(3) (a) Form of Distribution Agreement between Prudential Investment Services LLC ("PIMS") (Underwriter) and The Prudential Insurance Company of America (Depositor). (Note 8)

    (b)  Form of Selected Broker Agreement used by PIMS. (Note 8)

(4) (a)  Individual Variable Annuity Contract (Form WVA-83). (Note 7)

    (b) Special Page One to the Contract (Form WVA-83) for use in New York issues. (Note 7)

    (c) Endorsement WVA2-83 to the Contract (Form WVA-83) for use in New Jersey issues. (Note 7)

    (d) Special Page Six WVA-83 to the Contract (Form WVA-83) for use in Oklahoma issues. (Note 7)

    (e) Special Page Six WVA-83 to the Contract (Form WVA-83) for use in California issues. (Note 7)

    (f) Endorsement WVA 3-83 to the Contract (Form WVA-83) for use in Tennessee issues. (Note 7)

    (g) Endorsement WVA 4-83 to the Contract (Form WVA-83 and VIP-84) for use in Texas issues. (Note 7)

    (h) Endorsement WVA 5-83 to the Contract (Form WVA-83) for use in Texas and Pennsylvania issues. (Note 7)

    (i) Endorsement WVA 6-83 to the Contract (Form WVA-83) for use in California issues. (Note 7)

    (j) Endorsement COMB 84889-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. (Note 7)

    (k) Endorsement COMB 84890-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. (Note 7)

    (l)  Individual Variable Annuity Contract (Form VIP-84). (Note 7)

    (m)  Special Page One to the Contract (Form VIP-84). (Note 7)

    (n) Special Page Nineteen to the Contract (Form VIP-84) for use in New York issues. (Note 7)

    (o) Special Page Four to the Contract (Form VIP-84) for use in Oklahoma issues. (Note 7)

    (p) Special Page Seven to the Contract (Form VIP-84) for use in Oklahoma issues. (Note 7)

    (q) Special Page Four to the Contract (Form VIP-84) for use in California issues. (Note 7)

    (r) Special Page Seven to the Contract (Form VIP-84) for use in California issues. (Note 7)

    (s) Endorsement VIP 3-84 to the Contract (Form VIP-84) for use in California issues. (Note 7)

    (t) Endorsement WVA 13-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 7)

    (u) Endorsement VIP 6-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 7)

    (v) Individual Variable Annuity Contract (Form VIP-86). (Note 7)

    (w) Individual Variable Annuity Contract (Form VIP-86) revised. (Note 6)

    (x) Special Jacket VIP-86 MN to the VIP-86 Contract for use in Minnesota issues. (Note 7)

    (y) Special Jacket VIP-86 NY to the VIP-86 Contract for use in New York issues. (Note 7)

    (z) Special Contract Data Page 3 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. (Note 7)

    (aa) Special Page 7 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 7)

    (bb) Special Page 7 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 8)

    (cc) Special Page 8 (VIP-86)(SC) to the VIP-86 Contract for use in South Carolina issues. (Note 7)

    (dd) Special Page 8 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 7)

    (ee) Special Page 11 (VIP-86) (WA) to the VIP-86 Contract for use in Washington issues. (Note 7)

    (ff) Special Page 11 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina issues. (Note 7)

    (gg) Special Page 11 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 7)

    (hh) Special Page 11 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 7)

    (ii) Special Page 12 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina and Washington issues. (Note 7)

    (jj) Special Page 12 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 7)

    (kk) Special Page 12 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 7)

    (ll) Special Page 13 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 7)

    (mm) Special Page 14 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 7)

    (nn) Special Back Jacket Page 18 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. (Note 7)

    (oo) Special Back Jacket Page 18 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 7)

    (pp) Special Jacket VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 7)

    (qq) Special Contract Data Page 3 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 7)

    (rr) Special Page 7 (VIP-86) (PA) to the VIP-86 Contract for use in Pennsylvania issues. (Note 7)

    (ss) Special Blank Page 13 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 7)

    (tt) Special Blank Page 17 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues. (Note 7)

    (uu) Special Back Jacket Page 18 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues. (Note 7)

    (vv) Endorsement VIP 501-86 to the VIP-86 Contract for use in all states except Delaware, Georgia, Massachusetts, North Dakota, New York, Oregon, Pennsylvania and Texas. (Note 7)

    (ww) Endorsement COMB 84890-83 to the VIP-86 Contract for use in Montana. (Note 7)

    (xx) Endorsement Certification PLI 254-86 to the VIP-86 Contract for use in Pennsylvania. (Note 7)

    (yy) Endorsement PLI 288-88 to the VIP-86 Contract. (Note 7)

    (zz) Waiver of Withdrawal Charges rider ORD 88753-92 to the VIP-86 Contract (at issue). (Note 8)

   (aaa) Waiver of Withdrawal Charges rider ORD 88754-92 to the VIP-86 Contract (after issue). (Note 7)

   (bbb) Spousal Continuance rider ORD 89011-93 to the VIP contract (at issue). (Note 2)

   (ccc) Endorsement altering the Assignment provision ORD 83922-95. (Note 3)

(5) Application for Individual Variable Annuity Contract:

    (a) Application Form VA 200 ED 07/83 for Individual Variable Annuity Contract (Form WVA-83). (Note 7)

    (b) Application Form VA 200 ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential representatives. (Note 7)

    (c) Application Form VA 200B ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential Securities account executives. (Note 7)

    (d) Revised Application Form VA 200 ED 5/84-Non-Qualified for Individual Annuity Contract (Form VIP-84) for use by Prudential representatives. (Note 7)

    (e)  Revised Application Form VA 200 Ed. 5/86-Non-Qualified. (Note 7)

    (f) Revised Application Form VA 200 Ed. 5/86-Non-Qualified (NY) for use in New York. (Note 7)

    (g)  Revised Application Form VA 200 Ed. 9/86-Non-Qualified. (Note 7)

    (h)  Revised Application Form VA 200 Ed. 11/86-Non-Qualified. (Note 7)

    (i)  Application for VIP annuity contract ORD 87348-92. (Note 2)

    (j)  Supplement to the Application for a VIP contract ORD 87454-92. (Note 2)

(6) (a) Charter of The Prudential Insurance Company of America, as amended December 18, 2001. (Note 5)

    (b) By-Laws of The Prudential Insurance Company of America, as amended December 18, 2001. (Note 5)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or part after the date the registration statement is filed:

    (a) Purchase Agreement between The Prudential Series Fund, Inc. and The Prudential Insurance Company of America. (Note 7)

(9) Opinion of Counsel and consent to its use as to legality of the securities being registered. (Note 1)

(10)(a) Written consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)

    (b)  Written consent of Shea & Gardner.

(11)     All financial statements omitted from Item 23, Financial
         Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial contract-owners--Not Applicable.

(13)     Schedule of Performance Computations. (Note 1)

(14)     Powers of Attorney.

    (a) Agnew, Becker, Carbone, Casellas, Cullen, Davis, Gilmour, Gray, Hanson, Hiner, Horner, Kelley, Malkiel, Piszel, Ryan, Schmertz, Sitter, Staheli, Thomson, Unruh, Vagelos, Van Ness, Volcker. (Note 4)



----------
(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 19 to Form S-6, Registration No. 2-80897, filed April 28, 1994.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 20 to Form S-6, Registration No. 2-80897, filed February 27, 1995.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration Statement No. 33-20083, filed April 10, 2001, on behalf of The Prudential Variable Contract Real Property Account (PRURPA) to Post-Effective Amendment No. 15.

(Note 5)  Incorporated by reference to Form S-1, Registration No.
          33-20083-01, filed April 25, 2002, on behalf of The Prudential Variable Contract Real Property Account.


(Note 6)  Incorporated by reference to Post-Effective Amendment No. 24 to
          Form N-4, Registration No. 2-80897, filed April 24, 1998, on behalf of The Prudential Individual Variable Contract Account.



(Note 7)  Incorporated by reference to Post-Effective Amendment No. 26 to
          Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(Note 8)  Incorporated by reference to Post-Effective Amendment No. 27 to
          Form N-4, Registration No. 2-81318 filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.



ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Incorporated by reference to The Prudential Individual Variable Contract Account statement of additional information under "Directors and Officers" which is located in Part B of this Registration Statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential Financial, Inc. are listed under Item 26 of Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement for Pruco Life Flexible Premium Variable Annuity Account, Registration No. 333-75702, filed April 5, 2002, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series Fund, Inc. are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.


ITEM 27. NUMBER OF CONTRACTOWNERS

As of March 31, 2002 there were 214,617 contractowners of qualified contracts offered by the Registrant.

ITEM 28. INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law
Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (a)(3B) of Post-Effective Amendment No. 15 to Form S-1, Registration No. 33-20083-01, filed April 25, 2002, on behalf of the Prudential Variable Contract Real Property Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

     (a) Prudential Investment Management Services LLC (PIMS)

(a) Prudential Investment Management Services, LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., is distributor for Cash Accumulation Trust COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


         (b)(1) The following table sets forth certain information regarding the officers and directors of PIMS:

                   NAME AND PRINCIPAL         POSITIONS AND OFFICES
                   BUSINESS ADDRESS           WITH UNDERWRITER
                   ------------------------   ---------------------------------
                   Robert F. Gunia            President

                   Jean D. Hamilton           Executive Vice President

                   Ajay Sawhney               Executive Vice President

                   John R. Strangfeld         Executive Vice President

                   Stuart A. Abrams           Senior Vice President and Chief
                                              Compliance Officer

                   William V. Healey          Senior Vice President, Secretary
                                              and Chief Legal Officer

                   Margaret M. Deverell       Senior Vice President, Comptroller
                                              and Chief Financial Officer

                   Carl L. McGuire            Vice President

                   Peter J. Boland            Vice President and Deputy
                                              Chief Operating Officer

                   C. Edward Chaplin          Treasurer


                   ------------------

                   The principal business address for the directors and officers, with the exception of Carl L. McGuire, is 751 Broad Street, Newark, NJ 07102. The principal business address for Carl L. McGuire is: c/o Prudential Investments, 30 Scranton Office Park, Scranton, PA 18307.

          (c)

------------------------------- ----------------------------- ----------------------------- -------------
                                Net Underwriting Discounts                                  Brokerage
Name of Principal Underwriter   and Commissions               Compensation on Redemption    Commission
------------------------------- ----------------------------- ----------------------------- -------------
------------------------------- ----------------------------- ----------------------------- -------------
Prudential Investment           $ 9,882,075                   $ -0-                         $-0-
Management Services, LLC
------------------------------- ----------------------------- ----------------------------- -------------

------------------------------- ----------------------------- ----------------------------- -------------

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32. UNDERTAKINGS

     (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information or
         (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

     (c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) The Prudential Insurance Company of America ("Prudential") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Prudential Qualified Individual Variable Contract Account, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph
(b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occurred since the effective date of the most recent post-effective amendment to this registration statement, and the Registrant and the Depositor have duly caused this Registration Statement to be signed on their behalf, in the City of Newark, and State of New Jersey, on this 29th day of April, 2002.



    (SEAL)

          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

                                  (Registrant)

                 BY: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   (Depositor)



          SIGNATURE AND TITLE
          --------------------

  /s/          *                                /s/          *
---------------------------------------       ----------------------------------
      ARTHUR F. RYAN                                CAROLYNE K. DAVIS
      CHAIRMAN OF THE BOARD, PRESIDENT              DIRECTOR
      AND CHIEF EXECUTIVE OFFICER


  /s/          *                                /s/          *
---------------------------------------       ----------------------------------
      ANTHONY S. PISZEL                             ALLAN D. GILMOUR
      VICE PRESIDENT AND CONTROLLER                 DIRECTOR
      (CHIEF ACCOUNTING OFFICER)


  /s/          *                                /s/          *
---------------------------------------       ----------------------------------
      RICHARD J. CARBONE                            WILLIAM H. GRAY, III
      SENIOR VICE PRESIDENT AND                     DIRECTOR
      CHIEF FINANCIAL OFFICER


  /s/          *                                /s/          *
---------------------------------------       ----------------------------------
      FRANKLIN E. AGNEW                             JON F. HANSON
      DIRECTOR                                      DIRECTOR


  /s/          *                                /s/          *
---------------------------------------       ----------------------------------
      FREDERIC K. BECKER                            GLEN H. HINER
      DIRECTOR                                      DIRECTOR


  /s/          *
---------------------------------------
      GILBERT F. CASELLAS
      DIRECTOR

  /s/          *                              *By:      C. CHRISTOPHER SPRAGUE
---------------------------------------             ----------------------------
      JAMES G. CULLEN                                   C. CHRISTOPHER SPRAGUE
      DIRECTOR                                              (ATTORNEY-IN-FACT)

                                                                 April 29, 2002

         SIGNATURE AND TITLE
         --------------------

 /s/          *                              /s/          *
----------------------------               -------------------------------------
     CONSTANCE J. HORNER                         RICHARD M. THOMSON
     DIRECTOR                                    DIRECTOR


 /s/          *                              /s/          *
----------------------------               -------------------------------------
     GAYNOR N. KELLEY                            JAMES A. UNRUH
     DIRECTOR                                    DIRECTOR


 /s/          *                              /s/          *
----------------------------               -------------------------------------
     BURTON G. MALKIEL                           P. ROY VAGELOS, M.D.
     DIRECTOR                                    DIRECTOR


 /s/          *                              /s/          *
----------------------------               -------------------------------------
     IDA F.S. SCHMERTZ                           STANLEY C. VAN NESS
     DIRECTOR                                    DIRECTOR


 /s/          *                              /s/          *
----------------------------               -------------------------------------
     CHARLES R. SITTER                           PAUL A. VOLCKER
     DIRECTOR                                    DIRECTOR


 /s/          *
----------------------------
     DONALD L. STAHELI
     DIRECTOR

                                           *By:       C. CHRISTOPHER SPRAGUE
                                                 -------------------------------
                                                      C. CHRISTOPHER SPRAGUE
                                                      (ATTORNEY-IN-FACT)

                                  EXHIBIT INDEX
                                  -------------


  (9) Opinion of Counsel and consent to its use as to legality of the securities being registered

  (10) (a) Written consent of PricewaterhouseCoopers LLP, independent accountants

       (b) Written consent of outside counsel

  (13)     Schedule of Performance Computations